SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         Filed by Registrant [X]

         Filed by a Party other than the Registrant [  ]

         Check the appropriate box:

         [  ]  Preliminary Proxy Statement

         [  ]  Confidential, for use
                of the Commission only
                 (as permitted by Rule 14a - 6 (e) (2) )

         [X]  Definitive Proxy Statement

         [  ]  Definitive Additional Materials

         [  ]  Soliciting Material Pursuant to (S) 240.14a-12


                                FONAR CORPORATION
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement, if other than the Registrant)


         Payment of Filing Fee (Check the appropriate box):

         [X ]     No fee required

         [  ]     Fee computed  on  table below per Exchange Act Rules 14a-6 (i)
                  (4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4)     Proposed maximum aggregate value of transaction:

                  (5)     Total fee paid:

         [  ]     Fee paid previously with preliminary materials.

         [  ]     Check  box  if any part of the fee is offset  as  provided  by
                  Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)     Amount Previously Paid:

                  (2)     Form, Schedule or Registration Statement No.:

                  (3)     Filing Party:

                  (4)     Date Filed:

         Notes:

                                FONAR CORPORATION

             Proxy - Annual Meeting of Stockholders - April 30, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of Fonar Corporation (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Raymond V. Damadian, Luciano Bonanni, Timothy Damadian and David B. Terry, and each of them, proxies with full power of substitution, for and in the name of the undersigned to attend the Annual Meeting of the Stockholders of the Company to be held at Ramada Inn, junction of Interstate 295 and Route 13, New Castle, Delaware on April 30, 2001 at 10:00 a.m., local time, and at any adjournment(s) thereof, and there to vote upon all matters specified in the notice of said meeting, as set forth herein, and upon such other business as may properly and lawfully come before the meeting, all shares of stock of the Company which the undersigned would be entitled to vote if personally present at said meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR ALL PROPOSALS.

No. 1.  ELECTION OF DIRECTORS

     For All Nominees listed below               WITHHOLD AUTHORITY
     (except as marked to the contrary           to vote for all nominees
     below)                                      listed below
                -------                                -------
               /       /                              /       /
               /       /                              /       /
                -------                                -------

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Raymond V. Damadian, Claudette J. V. Chan, Robert J. Janoff, Charles N. O'Data and Luis E. Todd.



No. 2. To ratify the selection of Grassi & Co., CPAs, P.C. as the Company's independent auditors for the fiscal year ended June 30, 2001.

           FOR                      AGAINST                      ABSTAIN
         -------                    -------                      -------
        /       /                  /       /                    /       /
        /       /                  /       /                    /       /
         -------                    -------                      -------



No. 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

               AUTHORITY                               AUTHORITY
               GRANTED                                 WITHHELD
               -------                                 -------
               /       /                               /       /
               /       /                               /       /
                -------                                 -------



                                        Dated:----------------------------, 2001



                                        ----------------------------------------
                                        Signature



                                        ----------------------------------------
                                        Signature if jointly held

                                        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                        ON YOUR STOCK  CERTIFICATES.  In signing
                                        as  attorney,  executor,  administrator,
                                        trustee  or  guardian,   indicate   such
                                        capacity.  All joint  tenants must sign.
                                        If a  corporation,  please  sign in full
                                        corporate  name by  president  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

The Board of Directors requests that you fill in, date and sign the Proxy and return it in the enclosed envelope.

                                FONAR CORPORATION
                                110 Marcus Drive
                            Melville, New York 11747
                                 (631) 694-2929


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 2001



To The Stockholders:

     The Annual Meeting of the stockholders of Fonar Corporation will be held at the Ramada Inn, junction of Interstate 295 and Route 13, New Castle, Delaware, April 30, 2001, at 10:00 a.m. local time for the following purposes:

1.   To elect five Directors to the Board of Directors.

2. To ratify the selection of Grassi & Co., CPAs, P.C. as the Company's auditors for the fiscal year ended June 30, 2001.

3.   To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 21, 2001 are entitled to notice of, and to vote at, this meeting. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during normal business hours, at the principal office of the Company, 110 Marcus Drive, Melville, New York, for a period of ten days prior to the meeting.

     Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as Your Proxy is revocable at your opinion.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ David B. Terry
                                        David B. Terry, Vice President and
                                        Secretary



                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     STOCKHOLDERS TO BE HELD APRIL 30, 2001


     This proxy statement, which is first being mailed to shareholders on or about March 22, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Fonar Corporation (the "Company"), to be voted at the annual meeting of the stockholders of the Company to be held at 10:00 a.m. on April 30, 2001 and any adjournment(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

     Only stockholders of record at the close of business on March 21, 2001 will be entitled to vote at the meeting. Shares of Common Stock are entitled to one vote per share, shares of Class B Common Stock are entitled to ten votes per share and shares of Class C Common Stock are entitled to twenty-five votes per share. At the close of business on February 22, 2001, there were 58,551,868.889 shares of Common Stock held of record by 5,383 stockholders, 4,211 shares of Class B Common Stock held of record by 12 stockholders and 9,562,824 shares of Class C Common Stock held of record by 4 stockholders. The shares of Class A Nonvoting Preferred Stock (7,836,286.75 shares held of record by 4,028 stockholders at the close of business on February 22, 2001) are not entitled to vote.

     Any proxy may be revoked at any time before it is exercised by delivery of a written instrument of revocation or a later dated proxy to the principal executive office of the Company or, while the meeting is in session, to the Secretary of the meeting, without, however, affecting any vote previously taken. The presence of a stockholder at the meeting will not operate to revoke his proxy. The casting of a ballot by a stockholder who is present at the meeting, however, will revoke his proxy, but only as to the matters on which the ballot is cast and not as to any matters on which he does not cast a ballot or as to matters previously voted upon.

     Proxies received by management will be voted at the meeting or any adjournment thereof. EACH PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREIN BY THE PERSON GIVING THE PROXY. TO THE EXTENT NO CHOICE IS SPECIFIED, HOWEVER, THE PROXY WILL BE VOTED FOR MANAGEMENT'S PROPOSALS. All of management's proposals have been unanimously approved by the Board of Directors.

1.   ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     Four directors are to be elected at the annual meeting, to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following nominees to serve as directors unless the stockholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.


DIRECTORS, NOMINEE FOR DIRECTOR AND OFFICERS

     Raymond V. Damadian, M.D. (age 65) has been the Chairman of the Board and President of FONAR since its inception and Treasurer since February, 2001. Dr. Damadian received an M.D. degree in 1960 from Albert Einstein College of Medicine, New York, and a B.S. degree in mathematics from the University of Wisconsin in 1956. In addition, Dr. Damadian conducted post-graduate work at Harvard University, where he studied extensively in the fields of physics, mathematics and electronics. Dr. Damadian is a 1988 recipient of the National Medal of Technology and in 1989 was inducted into the National Inventors Hall of Fame, for his contributions in conceiving and developing the application of magnetic resonance technology to medical applications including whole body scanning and diagnostic imaging. Dr. Damadian is also the director, President and Treasurer of the Company's subsidiary, Health Management Corporation of America ("HMCA").

     Claudette J.V. Chan (age 63) has been a Director of FONAR since October 1987. Mrs. Chan has been employed since 1992 by HMCA and its predecessor, Raymond V. Damadian, M.D. MR Scanning Centers Management Company, as "site inspector," in which capacity she is responsible for supervising and implementing standard procedures and policies for MRI scanning centers. From 1989 to 1994 Mrs. Chan was employed by St. Matthew's and St. Timothy's Neighborhood Center, Inc., as the director of volunteers in the "Meals on Wheels" program, a program which cares for the elderly. She received a bachelor of science degree in nursing from Cornell University in 1960. Mrs. Chan is the sister of Raymond V. Damadian.

     Robert J. Janoff (age 73) has been a Director of FONAR since February, 1989. Mr. Janoff has been a self-employed New York State licensed private investigator for more than thirty-five years and was a Senior Adjustor in Empire Insurance Group for more than 15 years until retiring from that position on July 1, 1997. Mr. Janoff also served, from June 1985 to June 1991, as President of Action Data Management Strategies, Ltd., a supplier of computer programs for use by insurance companies. Mr. Janoff is a member of the Board of Directors of Harmony Heights of Oyster Bay, New York, which is a nonprofit residential school for girls with learning disabilities.

     Charles N. O'Data (age 64) has been a Director of FONAR since February, 1998. From 1968 to 1997, Mr. O'Data was the Vice President for Development for Geneva College, a liberal arts college located in western Pennsylvania. In that capacity, he acted as the College's chief investment officer. His responsibilities included management of the College's endowment fund and fund raising. In July 1997, Mr. O'Data retired from Geneva College after 36 years of service to assume a position of National Sales Executive for SC Johnson Company's Professional Markets Group (a unit of SC Johnson Wax), and specialized in healthcare and education sales, a position he held until the spring of 1999. Mr. O'Data presently acts an independent financial consultant to various entities, including Pittsburgh National Bank. He founded The Beaver County Foundation, a Community Foundation, in 1992, and serves as its President. Mr. O'Data is a graduate of Geneva College, where he received a B.S. degree in Economics in 1958.

     Luis E. Todd, M.D. (age 65), nominee for Director. From 1963 to the present, Dr. Todd has been a professor of medicine at the School of Medicine of the University of Nuevo Leon in Monterrey, Mexico. Previously, he also served as President of the University, from 1973 to 1979. From 1997 to 2000 Dr. Todd served as an advisor and chairman of the education program for Vllacero Group, a diversified company in Monterrey, Mexico, whose operations include food and steel, and from 1992 to 1996 he served as the Mexican Ambassador to UNESCO. Dr. Todd's public service also included the positions of Director of Public Health in the state of Nuevo Leon (1979 - 1982), Secretary of Education of Nuevo Leon (1982 - 1985), Undersecretary and Minister of Higher Education in the Mexican Federal Government (1989 - 1992) and member of the Mexican Congress (1982 -
1985) where he served as President of the Committee on Science and Technology. He graduated from the School of Medicine of the University of Nuevo Leon in 1960 and did postgraduate work in the United States at Cornell, Washington and Georgetown Universities. Dr. Todd has also published numerous articles and books in the fields of medicine, science and economics.

     David B. Terry (52) is the Vice President of Administration and Secretary of the Company. Mr. Terry has been serving as Vice President since December 1998 and as Secretary since May, 1990. Previously, he served as Treasurer from May 1990 to December, 1998, as Secretary from July 1978 through June 1987 and as Treasurer from August 1981 through June 1987. From July 1978 through June 1987, he was also a Director of the Company.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

     The five nominees will be elected to hold office for the ensuing year or until their respective successors are elected and qualified.

     The Company's Board of Directors has an audit committee. There is no standing compensation committee or nominating committee. Drs. Damadian and Messrs. Janoff and O'Data serve on the audit committee. Messrs. Janoff and O'Data are independent directors, as defined in the Nasdaq Marketplace Rules. Dr. Damadian is not independent by reason of the fact that he is an officer, employee and principal stockholder of the Company.

     During the year ended June 30, 2000 the Board of Directors unanimously consented to action in lieu of a meeting on four occasions.

     In accordance with the Nasdaq Marketplace Rules, the Board of Directors has adopted a written charter for the audit committee which will take effect in June, 2001. A copy of the charter is included as Appendix A to this proxy statement. Under the Marketplace Rules and new charter, all directors on the audit committee will be required to be independent. Commencing at that time the audit committee will consist of Mr. O'Data, Mr. Janoff and Dr. Todd. Dr. Damadian will no longer be eligible to serve on the committee because he is the President, Chief Executive Officer and principal stockholder of the Company.

     Dr. Damadian receives no cash compensation for serving on the Board. The other four directors are each paid $20,000 per year in their capacities as directors.

VOTE REQUIRED AND BOARD RECOMMENDATION

     The directors will be elected by the vote of a plurality of the votes represented at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

             INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS, AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's common shares by the nominees for directors, the Company's Chief Executive Officer, and the directors and executive officers as a group as of September 6, 2000.

Name and Address of                       Shares                 Percent
Beneficial Owner (1)                 Beneficially Owned          of Class

Raymond V. Damadian, M.D.
c/o FONAR Corporation
Melville, New York
 Director, President
 CEO, 5% + Stockholder
    Common Stock                        2,488,274                  4.39%
    Class C Stock                       9,561,174                 99.98%
    Class A Preferred                     477,328                  6.09%

Claudette Chan
Director
    Common Stock                            2,648                    *
    Class A Preferred                         800                    *

Robert J. Janoff
Director
    Common Stock                           50,000                    *
    Class A Preferred                       1,999                    *

Charles N. O'Data
Director
    Common Stock                              700                    *

Luis E. Todd
Nominee for Director
    Common Stock                                0                     0%

All Officers, Directors and Nominees
as a Group (7 persons) (2)
    Common Stock                        2,522,469                  4.45%
    Class C Stock                       9,561,174                 99.98%
    Class A Preferred                     492,744                  6.29%
*   Less than one percent


1. Address provided for each beneficial owner owning more than five percent of the voting securities of the Company.

2. Includes 101 shares of the Company's Common Stock and 19 shares of the Company's Class A Non-voting Preferred Stock held by an officer jointly with his wife and 192 shares of the Company's Common Stock and 38 shares of the Company's Class A Non-voting Preferred Stock held in trust by an officer for his children.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     (See Item 13, "Certain Relationships and Related Transactions" of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 which is specifically incorporated by reference herein. A copy of the Form 10-K is included in the Annual Report to Stockholders which is being sent to the Company's stockholders with this Proxy Statement.)

     The Company believes that each of the related transactions described therein were on terms at least as favorable to the Company as were available from non-affiliated parties.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

     With the exception of the Chief Executive Officer, Dr. Raymond V. Damadian, the compensation of the Company's executive officers is based on a combination of salary and bonuses based on performance. The Chief Executive Officer's compensation consists only of a salary which has remained constant for more than the past three fiscal years. The Board of Directors does not have a compensation committee. Dr. Raymond V. Damadian, President, Chief Executive Officer and Chairman of the Board, is the only executive officer who is a member of the Board of Directors. Dr. Damadian participates in the determination of executive compensation for the Company's officers.

     As noted above, the Company's compensation policy is primarily based upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Chief Executive Officer. No officer of the Company received compensation in excess of $1 million in fiscal 2000 or in any previous fiscal year. The Board currently believes that the Company should be able to continue to manage its executive compensation program for others so as to preserve the related federal income tax deductions.

     The following table discloses compensation received for the three years ended June 30, 2000 by the Company's Chief Executive Officer.

                               Annual Compensation    Long-Term
Name and                       -------------------    Compensation   All Other
Principal Position      Year     Salary      Other       Awards     Compensation
----------------------  ----   ----------    -----    ------------  ------------

Raymond V. Damadian     2000   $86,799.97      0           0             0

Chairman of the Board;  1999   $86,799.96      0           0             0
President; Chief
Executive Officer;      1998   $84,218.10      0           0             0
Director

Compensation Pursuant to Stock Options and SAR Grants

     No stock options or stock appreciation rights were granted to the Company's Chief Executive Officer during fiscal 2000.

Option/SAR Exercises and Year End Values

     No options or stock appreciation rights were exercised by the Company's Chief Executive Officer during fiscal 2000. The Company's Chief Executive Officer did not hold any unexercised stock options or stock appreciation rights at the end of fiscal 2000.

Performance Graph

     The following graph compares the annual change in the Company's cumulative total shareholder return on its Common Stock during a period commencing on June 30, 1994 and ending on December 31, 2000 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and (B) the difference between the Company's share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the cumulative total return of each of: (a) the CRSP Total Return Index for Nasdaq U.S. companies ("Nasdaq");
(b) the CRSP Total Return Index for Nasdaq Medical Device Manufacturers ("Nas-MDM"); and (c) the CRSP Total Return Index for Nasdaq Health companies ("Nas-Hea.") during such period, assuming a $100 investment on June 30, 1994. The stock price performance on the graph below is not necessarily indicative of future price performance.

(PERFORMANCE GRAPH APPEARS HERE)


  Relative Dollar Values

                     6/30/95    6/30/96    6/30/97    6/30/98    6/30/99    6/30/00    12/31/00
                     -------    -------    -------    -------    -------    -------    --------
Fonar Common Stock   $100.00     $85.42     $97.92     $82.50     $43.79     $71.27      $45.27
NASDAQ               $100.00    $128.38    $156.13    $205.52    $295.66    $437.09     $269.54
NAS-MDM              $100.00    $123.59    $119.24    $138.80    $185.65    $213.78     $187.40
NAS-Hea.             $100.00    $152.32    $140.75    $137.13    $129.05     $99.58     $128.71




2.  RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected Grassi & Co., CPAs, P.C., as the Company's independent auditors for the fiscal year ending June 30, 2001. The stockholders will be asked to ratify this action by the Board.

     The Company's auditors, Tabb, Conigliaro & McGann, P.C., merged into Grassi & Co., CPAs, P.C. Tabb, Conigliaro & McGann were the Company's auditors for the fiscal years ending June 30, 1990 through June 30, 2000.

     One or more representatives of Grassi & Co., CPAs, P.C. are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions.

     The affirmative vote of shares holding a majority of the votes represented at the meeting is required to ratify the selection of auditors by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2002 annual meeting of stockholders must be received by the Company no later than December 3, 2001 to be included in the Company's proxy statement and form of proxy related to that meeting.

SOLICITATION OF PROXIES

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, e-mail, facsimile, telephone, telegraph, or messenger. The Company will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. All of the costs of solicitation of proxies will be paid by the Company.


VOTING TABULATION

     The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the meeting, and the ratification of the selection of auditors requires the affirmative vote of a majority of the votes represented in person or by proxy at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the Company.

     A stockholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion. Where a proposal requires a majority of the votes present for its passage, an abstention or non-vote will have the same effect as a negative vote.

OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

DATED:  Melville, New York, March 22, 2001

A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 2000, CONTAINING INFORMATION ON OPERATIONS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON REQUEST. PLEASE WRITE TO:

                          INVESTOR RELATIONS DEPARTMENT
                                FONAR CORPORATION
                                110 MARCUS DRIVE
                            MELVILLE, NEW YORK 11747

                                   APPENDIX A


                           CHARTER FOR AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                                FONAR CORPORATION


     1. Purpose. The purpose of the Audit Committee shall be to assure the Company's continuing compliance with all rules, regulations and standards applicable to its financial reporting requirements, including but not limited to Regulation S-X and generally accepted accounting principles as in effect from time to time.

     2. Composition. The Audit Committee shall consist of three (3) members of the Board of Directors, each of whom shall be an independent director. A director will not be considered independent if among other things, he or she has:

          a. been employed by the Company or its affiliates in the current or past three years;

          b. accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

          c. an immediate family member who is, or has been in the past three years employed by the Company or its affiliates as an executive officer; been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

          d.   been employed as an executive of another  entity where any of the
               company's   executives   serve  on  that  entity's   compensation
               committee.

     3. Responsibilities. The Audit Committee shall be responsible for:

          a. Supervising the preparation of the Company's quarterly and annual financial statements and assuring that the reports are filed with the Securities and Exchange Commission and NASDAQ on a timely basis.

          b. Reviewing from time to time as appropriate the accounting principles adopted by the Company and the application thereof.

          c. Supervising and reviewing the coordination of the Company's accounting and other departments and the procedures for the provision of necessary information and documents to the Company's accounting department.

          d. Reviewing the maintenance of appropriate financial books and records.

          e. Consultation with and review of the performance of the Company's independent certified public accountants.

          f. Consultation with and review of the performance of the Company's accounting personnel.

     4. Authority. The Audit Committee shall be authorized and directed to:

          a. Have access to the Company's financial books and records and other relevant information.

          b. Have access to the Company's internal accounting personnel and independent certified public accountants.

          c. Make recommendations and reports to the entire Board of Directors and to the President and the Chief Financial Officer of the Company concerning the matters for which the Audit Committee is responsible as set forth in Section 3 of this Charter, at such times and on a periodic basis as the Audit Committee may from time to time determine.

          d. To provide a comprehensive annual report respecting such matters to the entire Board of Directors and the President and Chief Financial Officer of the Company.

          e. To review all periodic financial statements and reports required to be filed with the Securities and Exchange Commission and NASDAQ.

                               2000 ANNUAL REPORT

                                FONAR CORPORATION



PRESIDENT'S MESSAGE

To Our Stockholders:

     I will begin by stating that I am very optimistic about the future of FONAR Corporation. The quality, variety and uniqueness of our products; the needs and direction of the MRI marketplace; the unprecedented readiness of our sales, marketing, manufacturing and customer service organizations; and the proven R&D capability to generate innovation after innovation make me extremely confident that FONAR is in excellent position for years to come. Allow me to elaborate:

     FONAR is the only MRI manufacturer that offers a full line of MRI products, the FONAR Seven. Among them, the product that has generated an extraordinary amount of interest among potential customers and the product that I feel has the greatest sales potential for FONAR is Indomitable(TM), the Stand-Up MRI(TM). This product is literally in a class of its own since it is the only MRI in the world that can perform positional MRI (pMRI), i.e. the Stand-Up MRI(TM) scans patients in upright, weight-bearing positions, in addition to the conventional lie-down positions. The Stand-Up is the only MRI that can scan patients in the position their symptoms occur, in their position of pain.

     We were excited in 1996 when we first introduced the concept of a Stand-Up MRI(TM) at the annual meeting of the Radiological Society of North America
(RSNA). Since then our excitement has not waned but intensified as FONAR's dedicated team has tirelessly transformed a great idea into a great product. As evidenced by the events of this past year, we at FONAR aren't the only ones who think our Stand-Up MRI(TM) is a great idea:

     In August 2000, General Electric Medical Systems and FONAR agreed that the only MRI scanner designed for full-body, weight-bearing MRI that GE will market and sell is FONAR's Stand-Up MRI(TM). This sets in motion a marketing strategy that I believe will be of great benefit to both companies.

     Early clinical reports independently confirm the effectiveness and potential of positional MRI. Among them are the results of Randy Jinkins, M.D., a world-renowned author and researcher in the field of spine-related imaging. Dr. Jinkins used Indomitable(TM) to compare MRI studies of patients in recumbent (lie-down) positions with MRI scans of the same patients in upright, weight-bearing positions. He reported at the American Society of Spine Radiology
(ASSR) Symposium in Florida (February, 2001), "I will not be able to completely trust the spine images from a recumbent-only MRI again." Other encouraging results came from a leading neuroscience team from the University of Niigata in Japan. The team provided independent objective corroboration of the power of upright MRI. Experimenting with two magnets, one upright and one horizontal, they reported at RSNA 2000, "Vertical imaging systems are likely to be the method of choice for non-invasive imaging analysis of the brain..."

     The need for upright MRI was dramatically underscored by an experience of one patient. Conventional horizontal MRI exams of an Alabama, auto-accident victim suffering with severe, unremitting lower back pain were insufficiently revealing to convince his attending physicians that surgery would help the patient and relieve his pain. During this past year, the patient was scanned standing up on Indomitable(TM) at FONAR headquarters in New York. For the first time, the surgeon could see pathology that was not visible on the other scans. The surgery was performed because of the upright MRI scans and today the patient is free of the pain he had suffered without relief for two years.

     In October 2000, we were delighted to receive word from the FDA that we had been granted permission to market Indomitable(TM). We took our first two orders before the close of the calendar year; Indomitable(TM) was enthusiastically received at RSNA 2000; the first installation is near completion; and the manufacturing department has been geared for large-scale production. The Stand-Up MRI(TM) is beginning to make its mark in the MRI marketplace.

     Other FONAR products include the Echo(TM), a compact, whole-body MRI designed to sell at a low price; the QUAD(TM) 12000, the Company's premier four-post, 0.6 Tesla Open MRI; and the FONAR 360(0) (TM). Cleared-for-marketing by the FDA in March 2000, the "no-post" FONAR 360(0) (TM) in its fully landscaped "open sky" configuration is the most open of all open MRIs. In its future "interventional 360(0)" configuration, this scanner will be used for MRI-guided interventions (The MRI Operating Room).

     FONAR's works-in-progress scanners include the Pinnacle(TM), a high-field superconducting Open MRI, and the mpExtremity MRI(TM), a small, in-office, weight-bearing MRI for extremities (arms, knees, wrists, etc.). No matter what the MRI need of a potential customer, FONAR and only FONAR has a product to meet that need.

     We have accomplished a great deal over the past year. In response to the enthusiastic interest in our products, FONAR has established its own direct sales force to market our scanners across the nation. This sales force continues to be expanded. We completed the transformation of our production department into a state-of-the art manufacturing facility and achieved ISO 9001 Certification, a highly prized and internationally recognized designation in regard to product quality and standards of manufacturing practices. We've fine-tuned the QUAD(TM) 12000, which now boasts the largest installed base of high-field Open MRI's. We also received FDA clearance to market three new products.

     Our tradition of extraordinary R&D achievements has continued. Among them was the completion of the development of SymPulse(TM), FONAR's new ultra-fast MRI computer operating system. Designed for the full FONAR Seven product line and the installed base, this innovation has recently been cleared-for-marketing by the FDA. Based upon Windows NT and INTEL processors, the extraordinary speed and power of the system is demonstrated by its ability to guide MRI scans over the internet from remote locations. Designed to readily employ the latest advancements in cutting-edge chip technology, it makes FONAR systems practically obsolescence proof.

     The Company continues to assert and protect its intellectual property rights. At this writing, 53 patents have been issued to FONAR and another 47 are pending.

     I am  pleased  to report  that  Health  Management  Corporation  of America
(HMCA), the Company's physician and diagnostic services management subsidiary, continues to grow. Last August, desperate for room for growth, HMCA moved its operations to a newly constructed facility near FONAR headquarters. The subsidiary now manages 34 diagnostic centers and physician offices, including a year 2000 start-up medical office that is already profitable. During the year, two diagnostic imaging centers have been upgraded with FONAR QUAD(TM) 12000's, one of which has already doubled its scan volume. Other upgrades are on the drawing board, including the completion of the installation of a showcase FONAR 360(0) (TM) in the Company's diagnostic imaging center in Melville.

     I think our stockholders should know that it is my view that FONAR is entering the most exciting and promising time in the history of the company. Over the past few years, the successful protection of our intellectual property has allowed us to invest for the long-term future of FONAR. The transformation from the R&D mode to a full-scale MRI manufacturing company is complete. We now look forward to reaching our goals of record sales, profitability and shareholder value. Thank you for staying with us. The best is yet to come.

Sincerely,
Raymond V. Damadian
President and Chairman

            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
                              ---------------------

                                   FORM 10-K/A
                              ---------------------

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [Fee Required] For the fiscal year ended June 30, 2000

                                       OR

[ ]     TRANSITION  REPORT  PURSUANT TO  SECTION 13 OR 15(d) OF  THE  SECURITIES
        AND  EXCHANGE   ACT  OF  1934  [No  Fee  Required]  For  the  transition
        period  from _____________ to _____________

                           Commission File No. 0-10248
                           ---------------------------

                                FONAR CORPORATION
          (Exact name of registrant as specified in its charter)

        DELAWARE                                          11-2464137
(State of incorporation)                    (IRS Employer Identification Number)

110 Marcus Drive, Melville, New York                       11747
(Address of principal executive offices)                (Zip Code)

                                 (631) 694-2929
              (Registrant's telephone number, including area code)

              ____________________________________________________
                    Securities registered pursuant to Section
                               12(b) of the Act:
                                      None

          Securities registered pursuant to Section 12(g) of the Act:
                    Common Stock, par value $.0001 per share
                                (Title of Class)
     ______________________________________________________________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ___X___      No _______



As of September 6, 2000, 56,678,153 shares of Common Stock, 4,211 shares of Class B Common Stock, 9,562,824 shares of Class C Common Stock and 7,836,287 shares of Class A Non-voting Preferred Stock of the registrant were outstanding. The aggregate market value of the approximately 54,125,684 shares of Common Stock held by non-affiliates as of such date (based on the closing price per share on September 6, 2000 as reported on the NASDAQ System) was approximately $125.2 million. The other outstanding classes do not have a readily determinable market value.

                       DOCUMENTS INCORPORATED BY REFERENCE
                                      None

                              REASONS FOR AMENDMENT

         The reason for this amendment was to respond to a comment letter issued by the Securities and Exchange Commission in connection with its review of the registration statement filed by Fonar in June 2000. Included among the changes are the following:

         In Item 1, Business, additional discussion of the acquisitions consummated by Fonar's subsidiary Health Management Corporation of America ("HMCA"), the conduct of business by HMCA and governmental regulation affecting the health care industry.

         In  Item  5,  Market  for   Registrant's   Common  Equity  and  Related
Stockholder Matters, specific disclosure that Fonar's stock is traded on the Nasdaq SmallCap market.

         In Item 6, Selected Financial Data, a notation indicating the per share information is both the basic and diluted number.

         In Item 7, Management's Discussion and Analysis of Financial Condition, additional comparative computations, the interest rate on Fonar's credit facility and discussion of the adequacy of the Company's capital resources.

         In Item 8, Financial Statements, Note 2, disclosure that the accounts of certain medical practices managed by HMCA which meet the criteria of Emerging Issues Task Force consensus 97-2 are consolidated with Fonar and its subsidiaries.

         In Item 10, Directors and Executive Officers, the amount of directors' fees to which directors are entitled.

         In Item 13, Certain Relationships and Related Transactions, additional information on certain transactions disclosed.

ITEM 1.  BUSINESS

GENERAL

       FONAR Corporation (the "Company" or "FONAR") is a Delaware corporation which was incorporated on July 17, 1978. The Company's address is 110 Marcus Drive, Melville, New York 11747 and its telephone number is (631) 694-2929. FONAR also maintains a WEB site at www.fonar.com.

       FONAR is engaged in the business of designing, manufacturing, selling and servicing magnetic resonance imaging ("MRI" or "MR") scanners which utilize MRI technology for the detection and diagnosis of human disease. FONAR introduced the first MRI scanner in 1980 and is the originator of the iron-core non-superconductive and permanent magnet technology.

       FONAR's iron frame technology made FONAR the originator of "open" MRI scanners. FONAR introduced the first "open" MRI in 1980 and maintained its "open" design ever since.

       Health Management Corporation of America (formerly U.S. Health Management Corporation and hereinafter sometimes referred to as "HMCA") was formed by the Company in March 1997 as a wholly-owned subsidiary in order to enable the
Company to expand into the business of providing comprehensive management services to medical providers. In connection with its entry into this new line of business, HMCA has completed five acquisitions. HMCA provides management services, administrative services, office space, equipment, repair and maintenance service and clerical and other non-medical personnel to physicians and other medical providers, including diagnostic imaging centers.

       See  Note  20  to  the  Financial   Statements  for  separate   financial
information respecting the Company's medical equipment and physician and diagnostic management services segments.

FORWARD LOOKING STATEMENTS.

       Certain   statements  made  in  this  Annual  Report  on  Form  10-K  are
"forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding the plans and objectives of Management for future operations. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The forward-looking statements included herein are based on current expectations that involve numerous risks and uncertainties. The Company's plans and objectives are based, in part, on assumptions involving the expansion of business. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Although the Company believes that its assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the forward-looking statements included in this Report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statement included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.

RECENT DEVELOPMENTS AND OVERVIEW.

       The Company's products and works-in-progress (dubbed the "Fonar Seven") are intended to significantly improve the Company's competitive position. The Company's products are the Fonar 360(TM), the "QUAD(TM)" series of MRI scanners and the Echo(TM) MRI scanner.

       The Fonar 360, approved for marketing by the FDA on March 16, 2000, includes the "Open Sky(TM)" MRI. The magnet frame is incorporated into the floor, ceiling and sidewalls of the scan room and is open. Consequently, physicians and family members can walk inside the magnet to approach the patient. The Open Sky version of the Fonar 360 is decoratively designed so that it is incorporated into the panoramic landscape that decorates the walls of the scan room. The ability of the Fonar 360 to give physicians direct 360 access to patients and the availability of MRI compatible surgical instruments will also enable the Fonar 360, in its future "OR-360(TM)" version, to be used for image guided surgery.

       The "QUAD(TM) 12000" MR scanner utilizes a 6000 gauss iron core electromagnet and is accessible from four sides. The QUAD 12000 is the first "open" MR scanner at high field. The greater field strength of the 6000 gauss magnet, when enhanced by the electronics already utilized by the Company's scanners, produces images of a quality and clarity competitive with high field superconductive magnets. The QUAD 12000 scanner magnet is the highest field "open MRI" in the industry.

       The Company also produces the "QUAD(TM) 7000," a MR scanner which is similar in design to the QUAD 12000 but utilizes a smaller 3,500 gauss electromagnet. The less expensive QUAD 7000 offers an economical solution to the rising cost of medicine.

       In addition, the Company offers a low cost open MRI scanner, the "Echo(TM)" operating at .3 Tesla field strength. The Company's current "works in progress" include its "Stand-Up MRI", also called "Indomitable(TM)", a scanner which will allow patients to be scanned while in weight-bearing positions, and the "Pinnacle(TM)" which combines many of the features of the QUAD scanners with a superconducting magnet. (See "Works in Progress".)

       Indomitable(TM) will permit, for the first time, MRI diagnoses to be made in the weight-bearing state. It is also anticipated that Indomitable(TM) will enable MRI-guided surgical and interventional procedures to be performed when the patient is upright. The Company submitted the Indomitable(TM) to the FDA for approval in August, 2000.

       As a result of these new products and other research and development, the Company is positioning itself to dramatically increase sales and improve its competitive position in the marketplace.

       Following a two and a half year period of intense research and development activity the Company is now in the process of turning its attention from predominately research and development to predominantly sales.

       The  Company   intends  to  increase  its  sales  force  and  is  seeking experienced medical equipment salesmen and distributors worldwide. Among other things the Company also intends to expand its website to a full-scale interactive sales desk for reaching new customers and assisting existing customers.

       The Company will also continue to actively seek to promote foreign sales. The Company believes there are and will be significant market opportunities abroad, particularly in Asia and Eastern Europe.

       In March 1997, FONAR formed Health Management Corporation of America (formerly U.S. Health Management Corporation and hereinafter sometimes referred to as "HMCA") as a wholly-owned subsidiary for the purpose of engaging in the business of providing comprehensive management and administrative services, office space, equipment, repair and maintenance service for equipment and clerical and other personnel (other than physicians) to physicians' practices and other medical providers, including diagnostic centers.

       HMCA entered the physician and diagnostic management services business through the consummation of two acquisitions, effective June 30, 1997. As a result of these two acquisitions, three additional acquisitions and the opening of new facilities, HMCA currently is managing 22 diagnostic imaging centers and 12 primary care and specialty medical practices located principally in New York State and Florida.

PRODUCTS

       The Company's principal products are the Fonar 360, the QUAD series of MRI scanners and the Echo.

       The Fonar 360 has an enlarged room sized magnet in which the magnet frame is incorporated into the floor, ceiling and walls of the scan room. This is made possible by Fonar's patented Iron-Frame(TM) technology which allows the Company's engineers to control, contour and direct the magnet's lines of flux in the patient gap where wanted and almost none outside of the steel of the magnet where not wanted. Physicians and family members are able to actually enter the scanner and approach the patient. In its Open Sky version, the Fonar 360 serves as an open patient friendly scanner which allows 360 access to the patient on the scanner bed. The walls can be decorated with panoramic murals and the entire scan room can be decorated to be incorporated into the pictured landscape.

       In its future interventional OR-360 version, the enlarged room sized magnet and 360 access to the patient afforded by the Fonar 360 permit full-fledged surgical teams to walk into the magnet and perform surgery on the patient inside the magnet. Most importantly the exceptional quality of the MRI image and its exceptional capacity to exhibit tissue detail on the image, by virtue of the nuclear resonance signal's extraordinary capacity to create image contrast, can then be obtained real time during surgery to guide the surgeon in the surgery. Thus surgical instruments, needles, catheters, endoscopes and the like can be introduced directly into the human body and guided to the malignant lesion by means of the MRI image. The number of inoperable lesions should be greatly reduced by the availability of this new capability. Most importantly treatment can be carried directly to the target tissue.

       With current treatment methods, therapy must always be restricted in the doses that can be applied to the malignant tissue because of the adverse effects on the healthy tissues. Thus chemotherapies must be limited at the first sign of toxic side effects. The same is the case with radiation therapy. The Company expects that with the OR 360 treatment agents may be administrated directly to the malignant tissue through small catheters or needles allowing much larger doses of chemotherapy, x-rays, laser ablation, microwave, or rf to be applied directly and exclusively to the malignant tissue with more effective results. Since the procedure of introducing a treatment needle or catheter under image guidance will be minimally invasive the procedure can be readily repeated should metastases occur elsewhere, with minimum impact on the patient beyond a straightforward needle injection.

       The presence of the MRI image during treatment will enable the operator to make assessments during treatment if his treatment is being effective.

       To increase the number of patients who can be scanned, patients are rolled into the scanner room on a special high-throughput gurney. Once the bed is anchored in position, it allows for full horizontal, vertical and rotational positioning for scanning any region of the body. To optimize the patient-friendly character of the Open Sky MRI, the walls, floor, ceiling and magnet poles are decorated with landscape murals. The patient gap is twenty inches and the magnetic field strength, like that of FONAR's QUAD 12000, is 0.6 Tesla. The Open Sky MRI shares the fundamental technology of the QUAD 12000 and offers the same speed, precision and image quality.

       The QUAD(TM) 12000 MR scanner utilizes a 6000 gauss iron core electromagnet and is accessible from four sides. The QUAD 12000 is the first "open" MR scanner at high field. The QUAD(TM) 7000 is similar in design to the QUAD 12000 but utilizes a smaller 3,500 gauss electromagnet.

       In addition to the patient comfort, increased throughput and new applications (such as MRI directed surgery and MRI mammography) made possible by the QUAD scanners' open design, the QUAD scanners are designed to maximize image quality through an optimal combination of signal-to-noise (S/N) and contrast-to-noise (C/N) ratios. The technical improvements realized in the QUAD's design over its predecessors also include increased image-processing speed and diagnostic flexibility.

       MRI directed surgery (laproscopic surgical procedures) is possible by the QUAD's ability to supply images to a monitor positioned next to the patient, enabling a surgeon to view in process surgical procedure from an unlimited number of vantage points. The marked openness of FONAR's QUAD scanners enables surgeons to perform a wide range of surgical procedures inside the magnet.

       The "QUAD" scanners are unique MR scanners in that four sides are open, thus allowing access to the scanning area from four vantage points. The starshaped open design of the QUAD will also make possible a host of new applications, particularly MRI mammography and MRI directed surgery (Interventional MRI).

       With the QUAD's multi-bed patient handling system, many more short scan procedures such as those used in breast imaging can be done in a day, allowing the price of MRI mammography to drop without reducing the scanner's revenue-generating capacity. At the same time, there is not the painful compression of the breast characteristic of X-ray mammography.

       The principal difference between the QUAD scanners and other open MRI scanners is in field strength. Other open MRIs operate at significantly lower magnetic field strengths and, therefore, are unable to produce the amount of MRI image-producing signal necessary to make high-quality MRI images (measured by signal-to-noise ratios, S/N).

       The QUAD 12000 scanner utilizes a 6000 gauss (.6 Tesla field strength) iron core electromagnet. The greater field strength of the 6000 gauss magnet, when enhanced by the electronics already utilized by the Company's scanners, produces images of a higher quality and clarity than other open MRI scanners. The QUAD 12000 scanner magnet is the highest field "open MRI" in the industry and operates at a field strength that is almost two times its closest competitor (.6 Tesla field strength versus .35 Tesla field strength).

       The QUAD scanners are designed to maximize image quality through an optimal combination of signal-to-noise (S/N) and contrast-to-noise (C/N) ratios. The technical improvements realized in the QUAD's design over its predecessors also include increased image-processing speed and diagnostic flexibility.

       Maximal S/N is achieved when the direction of the magnetic field and the direction of the receiving coil axis are perpendicular to one another, as is the case with the QUAD scanners. The orientation of the magnetic field is vertical and when combined with any one of FONAR's array of solenoidal (wrap-around) surface coils, the QUAD 12000, for example, produces as much S/N as a supercon MRI at twice the field strength. So that prospective buyers can make an accurate comparison, the number 12,000 is used to describe the S/N equivalency of the QUAD 12000 to 12,000-gauss superconductive machines.

       Several  technological  advances  have  been  engineered  into  the  QUAD scanners for extra improvements in S/N, including: new high-S/N Organ Specific(TM) receiver coils\; new ceramic magnet poles that provide advanced eddy-current control\; new advanced front-end electronics featuring high-speed, wide-dynamic-range analog-to-digital conversion and a miniaturized ultra-low-noise pre-amplifier\; high-speed automatic tuning, bandwidth-optimized pulse sequences, multi-bandwidth sequences, and off-center FOV imaging capability.

       In addition to the signal-to-noise ratio, however, the factor that must be considered when it comes to image quality is contrast, the quality that enables reading physicians to clearly distinguish adjacent, and sometimes minute, anatomical structures. This quality is measured by contrast-to-noise ratios (C/N). Unlike S/N, which increases with increasing field strength, relaxometry studies have shown that C/N peaks in the mid-field range and actually falls off precipitously at higher field strengths. The QUAD 7000 and QUAD 12000 scanners operate squarely in the optimum C/N range. In addition, the Company's works-in-progress, the OR 360, Open Sky MRI and Stand-Up MRI are also designed to operate with said C/N range.

       The QUAD provides various features allowing for versatile diagnostic capability. For example, SMART(TM) scanning allows for same-scan customization of up to 63 slices, each slice with its own thickness, resolution, angle and position. This is an extremely important feature for scanning parts of the body that include small-structure sub-regions requiring finer slice parameters. There's also Evolving Images(TM), Multi-Angle Oblique (MAO)(TM) imaging, and oblique imaging.

       The QUAD console includes a mouse-driven, multi-window interface for easy operation and a 19-inch, 1280 x 1280-pixel, 20-up, high-resolution image monitor with features such as electronic magnifying glass and real-time, continuous zoom and pan.

       Prior to the introduction of the QUAD scanners, the Ultimate(TM) 7000 scanner, introduced in 1990, was the Company's principal product. The Ultimate scanner replaced the Company's traditional principal products, the Beta(TM) 3000 scanner (which utilized a permanent magnet) and the Beta(TM) 3000M scanner (which utilized an iron core electromagnet). All of the Company's current and earlier model scanners create cross-sectional images of the human body.

       During fiscal 2000, sales of the Company's QUAD scanners accounted for approximately 8.6% of the Company's total revenues and 66.5% of its medical equipment segment revenues, as compared to 7% of total revenues and 40% of medical equipment revenues during fiscal 1999. There were no sales of Ultimate or Beta scanners in fiscal 2000 and only one sale of a Beta scanner (1% of total revenues and 6.6% of medical equipment segment revenues) in fiscal 1999.

       The Company also offers a low cost open scanner, the Echo, which operates at a .3 Tesla field strength. The Echo is an open upgraded version of the Company's former principal product, the Beta MRI scanner, but open on four sides to provide four directions for patient access instead of two.

       The materials and components used in the manufacture of the Company's products (circuit boards, computer hardware components, electrical components, steel and plastic) are generally available at competitive prices. The Company has not had difficulty acquiring such materials.


WORKS IN PROGRESS

       The Company's current "works in progress" center around the development of the Indomitable(TM) and Pinnacle scanners. All of the Company's products and works-in-progress seek to bring to the public MRI products that are expected to provide important advances against serious disease.

       MRI takes advantage of the nuclear resonance signal elicited from the body's tissues and the exceptional sensitivity of this signal for detecting disease. Much of the serious disease of the body occurs in soft tissue. The principal diagnostic modality currently in use for detecting disease, as in the case of x-ray mammography, are diagnostic x-rays. X-rays discriminate soft tissues like healthy breast tissue and cancerous tissue poorly because the x-ray particle traverses the tissues almost equally thereby rendering the target film equally exposed by the two tissues and creating healthy and cancerous shadows on the film that differ very little in brightness. The image contrast between cancerous and healthy tissue is poor, making the detection of breast cancers by the x-ray mammogram less than optimal. If microscopic stones (microcalcifications) are not present to provide the missing contrast the breast cancer goes undetected. They frequently are not present. The maximum contrast available by x-ray with which to discriminate disease is 4%. Brain cancers differ from surrounding healthy brain by only 1.6%.

       On the other hand the soft tissue contrasts with which to distinguish cancers on images by MRI are up to 180%. This is because the nuclear resonance signals from the body's tissues differ so dramatically. Liver cancer and healthy liver signals differ by 180%. Thus there is some urgency to bring to market an MRI based breast scanner that can overcome the x-ray limitation and assure that mammograms do not miss serious lesions. The added benefit of MRI mammography relative to x-ray mammography is the elimination of the need for the patient to disrobe and the painful compression of the breast typical of the x-ray mammogram. The patient is scanned in her street clothes in MRI mammography. Moreover MRI mammogram scans the entire chest wall including the axilla for the presence of nodes which the x-ray mammogram cannot reach.

       Among its other uses, the Company envisions that its Open Sky MRI(TM) scanner will meet the public need for an MRI breast scanner.

       In addition there is a need for a treatment modality that can deal effectively with the diseased tissue once it has been detected.

       The Company's Indomitable(TM) scanner will allow patients to be scanned while standing or reclining. As a result, for the first time, MRI will be able to be used to show abnormalities and injuries under full weight-bearing conditions, particularly the spine and joints.

       A floor-recessed elevator brings the patient to the height appropriate for the targeted image region. A custom-built adjustable bed will allow patients to sit or lie on their backs, sides or stomachs at any angle.

       Full-range-of-motion studies of the joints in virtually any direction will be possible, an especially promising feature for sports injuries. Full range of motion cines, or movies, of the lumbar spine will be achieved under full body weight.

       Indomitable(TM) will also be useful for MR-directed surgical procedures as the surgeon would have unhindered access to the patient with no restrictions in the vertical direction.

       This easy-entry, mid-field-strength scanner should be ideal for trauma centers where a quick MRI-screening within the first critical hour of treatment will greatly improve patients' chances for survival and optimize the extent of recovery.

       The Company is seeking approval from the FDA for Indomitable and submitted an application on August 9, 2000.

       The Company is also developing a superconductive version of its open iron frame magnets, the "Pinnacle" (TM), and has completed construction of a prototype with a 0.6 Tesla superconductive magnet. The Company's design of its superconductive magnet anticipated the possibility of making its other products available as superconducting magnets. Therefore, it is the Company's objective to make Indomitable(TM) and the Fonar 360 available to FONAR's customers as either iron-frame resistive models or iron-frame superconductive magnets depending on customer preference and pricing.

       The Pinnacle will have a field strength between 0.6 to 1.0 Tesla and a 18-inch gap vertical field. This MRI scanner will combine the benefits of its patented iron-frame, vertical field magnet design with a superconducting magnet.

       The Company is negotiating with several universities to install and commence clinical trials of its new products. The Company is working with these universities to jointly secure research funding for these products.

PRODUCT MARKETING

       The principal markets for the Company's scanners are hospitals and private scanning centers.

       Following a two and a half year period of intense research and development activity to develop and consolidate the features of its MRI scanners, the Company is now turning its attention from predominantly research and development to predominantly sales.

       The Company intends to increase its sales force and is seeking experienced medical equipment sales personnel and distributors. The Company will conduct domestic sales through its own sales personnel and independent sales representatives and distributors. In foreign markets, the Company plans to expand its existing network of independent distributors.

       In addition, the Company plans to expand its website to include an interactive "sales desk" for reaching customers and to commence a program for providing demonstrations of its products to potential customers on an international basis.

       The Company has exhibited its new products at the annual trade show held by the Radiological Society of North America ("RSNA") in Chicago since November 1995 and plans to attend the RSNA trade show in November 2000 and future years. The RSNA trade show is held annually and is attended by most manufacturers of MRI scanners.

       The Company is directing its marketing efforts to meet the demand for both "open" and high field strength MRI scanners. Utilizing a 6000 gauss (0.6 Tesla field strength) iron core electromagnet, the QUAD 12000 scanner magnet is the highest field "open MRI" in the industry.

       The Company also plans to direct its marketing efforts to meeting the increasing demand for low price MRI. To date, the increased pressure for lower scanning prices has come largely from preferred provider organizations, health maintenance organizations and other private sector group plans and stricter insurance requirements, but government mandated health care reform is also under consideration.

       To meet this demand, the Company has set competitive prices for the QUAD 12000 and QUAD 7000 scanners. In addition to reducing the health care provider's equipment cost, the QUAD scanners' improved image processing speed and extra-bed(s) option (allowing patients to be prepped while another patent is being scanned) would enable the provider to increase patient volume and further reduce per scan costs.

       The reduced per scan costs will enable the Company to promote the QUAD 7000 in particular for short scan procedures such as MRI mammograms. MRI mammograms have the advantage over traditional x-rays of involving no radiation, and an MRI breast scan can be taken in most cases through ordinary street clothes without any painful compression.

       The Company also will seek to introduce new MRI applications for the QUAD scanners such as MRI-directed surgery and head-to-toe MRI preventive screening.

       The Company will also focus its marketing efforts on Indomitable (TM) which when commercially available will be the first MRI scanner to enable images and diagnoses to be made of a patient in the weight-bearing state.

       The Company is actively seeking to promote foreign sales and has sold scanners in various foreign countries. Based on indications of interest, meetings, sales trips abroad and negotiations, the Company is optimistic that foreign sales will continue to be an important source of revenue.

       The  Company   believes  there  are  and  will  be   significant   market
opportunities abroad, particularly in Asia and Eastern Europe.

       During the fiscal year ended June 30, 2000, 2.8% of the Company's revenues were generated by foreign sales, as compared to 3.4% and 4.6% for fiscal 1999 and 1998 respectively. See "Note 9 to Notes to Consolidated Financial Statements" for the percentage of foreign sales as in relation to the Company's total revenues.

SERVICE AND UPGRADES FOR MRI SCANNERS

       The Company's customer base of installed scanners has been and will continue to be an additional source of income, independent of direct sales.

       Income is generated from the installed base in two principal areas namely, service and upgrades. Service and maintenance revenues from the Company's installed base were approximately $3.7 million in fiscal 1998, $3.1 million in fiscal 1999 and $2.8 million is fiscal 2000. The decreases in fiscal 1999 and 2000 were principally the result of the retirement of old scanners.

       The Company anticipates that its new line of scanners will result in significant upgrades income in future fiscal years. The potential for upgrades income originates in the exceptional versatility and productivity of the MRI technology. New medical uses for the technology are constantly being discovered. Dramatic new features can often be added to the scanner by the implementation of little more than versatile new software packages. For example, new software packages make possible the reformatting of scanner slices so that a stack of slices across the large bowel allow one to reconstruct the lumen of the bowel and through the use of software navigators visually carry out a "fly-thru" through the bowel searching for polyps and tumors. The procedure eliminates the unpleasant intubation of the bowel for routine colonoscopy. The procedure is presently operative using a CT scanner and plans are underway to adopt it for MRI. Software can be added to current MRI angiograms to synchronize the angiograms to the cardiac cycle. By doing so the dynamics of blood vessel filling and emptying can be visualized with cine movies. Such enhancements are attractive to the end users because they extend the useful life of the equipment and enable the user to avoid obsolescence and the expense of having to purchase new equipment.

       Service and upgrade revenues are expected to increase as sales of QUAD scanners and the size of the customer base increases.

RESEARCH AND DEVELOPMENT

       During the fiscal year ended June 30, 2000, the Company incurred expenditures of $5,893,648 ($361,323 of which was capitalized) on research and development, as compared to $6,647,555 (none of which was capitalized) and $6,506,995 (none of which was capitalized) incurred during the fiscal years ended June 30, 1999 and June 30, 1998, respectively.

       Research and development activities have focused, in large part, on the development of the new Fonar 360 and Indomitable (TM) MRI scanners and the continued development and enhancement of the Company's QUAD MR scanners. The Fonar 360(OR 360 and Open Sky MRI), Indomitable (TM) MRI and QUAD scanners involve significant software and hardware development as the new products represented entirely new hardware design and architecture requiring a complete new operating software system. The Company's research activity includes developing a multitude of new features for the QUAD series scanners made possible by the QUAD's high speed processing power.

BACKLOG

       The Company's backlog of unfilled orders at September 1, 2000 was approximately $2.05 million, as compared to $1.4 million at September 1, 1999. Of these amounts, approximately $0.45 million and $0.35 million had been paid to the Company as customer advances as at September 1, 2000 and September 1, 1999, respectively. Of the backlog amounts at September 1, 1999 and September 1, 2000, none represented orders from affiliates. It is expected that the existing backlog of orders will be filled within the current fiscal year. The Company's contracts generally provide that if a customer cancels an order, the customer's initial down payment for the MRI scanner is nonrefundable.

PATENTS AND LICENSES

       There are currently numerous patents in effect which relate to the technology and components of the MRI scanners, some of which are registered in the name of the Company and others which are registered in the name of Dr. Raymond V. Damadian, the President and principal stockholder of the Company. The Company believes that these patents, and the know-how it developed, are material to its business.

       Dr. Damadian has granted an exclusive world-wide license to the Company to make, use and sell apparatus covered by certain domestic and foreign patents relating to his MRI technology. The license continues until the expiration of the last patent included within the licensed patent rights, but is terminable earlier, at the option of Dr. Damadian, if he is removed from his position as Chairman of the Board or President of the Company without his consent, or if any stockholder or group of stockholders acting in concert becomes the beneficial owner of Company securities having voting power equal to or greater than the voting power of the securities held directly by him, his executors, administrators, successors or heirs. The agreement can also be terminated by Dr. Damadian upon the commission of an act of bankruptcy by the Company. If Dr. Damadian is unable to serve the Company by reason of his death or disability, the license agreement will remain in effect. Only one patent, which will expire in October, 2000, remains subject to this license. No royalties have been paid to Dr. Damadian under this license.

       One of the patents, issued in the name of Dr. Damadian and covered by said license, is United States patent No. 3,789,832, Apparatus and Method for Detecting Cancer in Tissue (the "1974 Patent"). The development of the Beta 3000 was based upon the 1974 Patent, and Management believes that the 1974 Patent was the first of its kind to utilize MR to scan the human body and to detect cancer. The 1974 Patent was extended beyond its original 17-year term and expired in February, 1992. None of the recoveries with respect to the enforcement of this patent were received by Dr. Damadian.

       The Company has significantly enhanced its patent position within the industry and now possesses a substantial patent portfolio which provides the Company, under the aegis of United States patent law, "the exclusive right to make, use and sell" many of the scanner features which FONAR pioneered and which are now incorporated in most MRI scanners sold by the industry. The Company has 47 patents issued and 32 patents pending. A substantial number of FONAR's existing patents specifically relate to protecting FONAR's position in the high field iron frame open MRI market. The patents further enhance Dr. Damadian's pioneer patent (the 1974 Patent), that initiated the MRI industry and provided the original invention of MRI scanning.

       The Company has entered into a cross-licensing agreement (utilizing other than FONAR's MRI technology) with another entity to use prior art developed for nuclear magnetic resonance technology and has entered into a license to utilize the MRI technology covered by the existing patent portfolio of a patent holding company. The Company also has patent cross-licensing agreements with other MRI manufacturers.

PRODUCT COMPETITION

    MRI SCANNERS

       A majority of the MRI scanners in use in hospitals and outpatient facilities and at mobile sites in the United States are based on high field air core magnet technology while the balance are based on open iron frame magnet technology. In 1998 the size of the MRI market in the United States was approximately $957 million. The market share of high field air core MRI's was approximately 57%. In 1999 the size of the MRI market in the United States was approximately 1.074 billion. FONAR's open iron frame MRI scanners are competing principally with high field air core scanners. The QUAD 12000 scanner, however, utilizing a 6,000 gauss (0.6 Tesla field strength) iron core electromagnet, is the first "open" MR scanner at high field strength. In addition FONAR's works-in-progress include a superconductive version of its open iron frame magnets.

       FONAR believes that its MRI scanners have significant advantages as compared to the high field air core scanners of its competitors. These advantages include:

       1. There is no expansive fringe magnetic field. High field air core scanners require a more expensive shielded room than is required for the iron frame scanners. The shielded room required for the iron frame scanners is intended to prevent interference from external radio frequencies.

       2. They are more open, quiet and in the case of the QUAD scanners allow for faster throughput of patients.

       3. Their annual operating costs are lower.

       4. They can scan the trauma victim, the cardiac arrest patient, the respirator-supported patient, and premature and newborn babies. This is not possible with high field air core scanners because their magnetic field interferes with conventional life-support equipment.

       The principal competitive disadvantage of the Company's products is that they are not "high field strength" (1.0 Tesla +) magnets. As a general principle, the higher the field strength can produce a faster scan. In some parts of the body a faster scan can be traded for a clearer picture. Although the Company believes that the lower cost of its systems plus the benefits of "openness" provided by its scanners compensate for the lower field strength, certain customers will still prefer the higher field strength.

       FONAR faces competition within the MRI industry from such firms as General Electric Company\; Picker International, which is a Division of General Electric Company PLC, of England;\ Philips N.V.\; Toshiba Corporation, Hitachi Corporation and Siemens A.G. Most competitors have marketing and financial resources more substantial than those available to the Company and have in the past, and may in the future, heavily discount the sales price of their scanners. Such competitors sell both high field air core and iron frame products. FONAR's current market share of the market for MRI scanners is less than 5%. FONAR introduced the first "Open MRI" in 1982. "Open MRI" was made possible by FONAR's introduction of an MRI magnet built on an iron frame. Thus the magnetic flux generating apparatus of the magnet (magnet coils or permanent magnet bricks) was built into a frame of steel. The steel frame provided a return path for the magnetic lines of force and thereby kept the magnetic lines of force contained within the magnet. This enabled FONAR, from 1982 on, to show that the FONAR magnet was the only magnet that allowed the patients to stretch out their arms, the only "open" MRI.

       The iron frame, because it could control the magnetic lines of force and place them where wanted and remove them from where not wanted (such as in the operating room where surgeons are standing), provided a much more versatile magnet design than was possible with air core magnets. Air core magnets contain no iron but consist entirely of turns of current carrying wire. FONAR's patented work-in-progress superconductive iron frame magnet, however, combines the high field capability of the air core superconductive magnets with the control and versatility of the open iron frame magnets, thereby joining the best features of both designs into a single magnet. Thus the air core superconductive magnets made by Fonar's large competitors that have dominated the MRI market since 1983 remain the confining "tunnel" design that the public has generally resented.

       For an 11 year period, 1983-1994, Fonar's large competitors (with one exception) generally rejected Fonar's "open" design but by 1994 all (with one exception) added the iron frame "open" magnet to their MRI product line. In 1997 the sale of iron frame "open" magnets exceeded the sale of traditional air core superconductive magnets. One principal reason for this market shift, in addition to patient claustrophobia, is the awareness that the "open" magnet designs permit access to the patient to perform surgical procedures under MRI image guidance, a field which is now growing rapidly and is called "interventional MRI."

       Fonar's future OR 360 version of the Fonar 360 explicitly addresses this growing market reception of MRI guided surgical procedures but is not yet available as a product. Fonar's Indomitable and QUAD series magnets do also. Although not enabling a full operating theater as the OR 360 does, the iron frame "Open" QUAD and Indomitable designs permit ready access to the patient from four sides and therefore enables a wide range of interventional surgical procedures such as biopsies and needle or catheter delivered therapies to be performed under MRI image guidance. The "tunnel" air core superconductive scanners do not permit access to the patient while the patient is inside the scanner.

       While Fonar's current market share of the domestic MRI market is under 5%, FONAR expects to be a leader in domestic open market for several reasons. In MRI, scanning speed and image quality is controlled by the strength of the magnetic field. Fonar's QUAD 12000 scanner operates at almost twice the field strength of the next highest field strength open magnet, manufactured by Toshiba (0.6 Tesla vs. 0.35 Tesla). The Company's Fonar 360 and Indomitable scanners also operate at this field strength. High field MRI manufacturers convinced the marketplace for FONAR, and the marketplace accepts, that higher field strength translates directly into superior image quality and faster scanning speeds. This is the principal reason GE's 1.5 Tesla air core superconductive scanner achieved market dominance in the MRI market before the marketplace shifted and registered an increased demand for the iron frame "Open MRI." No companies possess the Fonar 360 and FONAR possesses the pioneer patents on "Open MRI" technology.

    OTHER IMAGING MODALITIES

       FONAR's MRI scanners also compete with other diagnostic imaging systems, all of which are based upon the ability of energy waves to penetrate human tissue and to be detected by either photographic film or electronic devices for presentation of an image on a television monitor. Three different kinds of energy waves - X-ray, gamma and sound - are used in medical imaging techniques which compete with MRI medical scanning, the first two of which involve exposing the patient to potentially harmful radiation. These other imaging modalities compete with MRI products on the basis of specific applications.

       X-rays are the most common energy source used in imaging the body and are employed in three imaging modalities:

       1. Conventional X-ray systems, the oldest method of imaging, are typically used to image bones and teeth. The image resolution of adjacent structures that have high contrast, such as bone adjacent to soft tissue, is excellent, while the discrimination between soft tissue organs is poor because of the nearly equivalent penetration of x-rays.

       2. Computerized Tomography ("CT") systems couple computers to x-ray instruments to produce cross-sectional images of particular large organs or areas of the body. The CT scanner addresses the need for images, not available by conventional radiography, that display anatomic relationships spatially. However, CT images are generally limited to the transverse plane and cannot readily be obtained in the two other planes (sagittal and coronal). Improved picture resolution is available at the expense of increased exposure to x-rays from multiple projections. Furthermore, the pictures obtained by this method are computer reconstructions of a series of projections and, once diseased tissue has been detected, CT scanning cannot be focused for more detailed pictorial analysis or obtain a chemical analysis.

       3. Digital radiography systems add computer image processing capability to conventional x-ray systems. Digital radiography can be used in a number of diagnostic procedures which provide continuous imaging of a particular area with enhanced image quality and reduced patient exposure to radiation.

       Nuclear medicine systems, which are based upon the detection of gamma radiation generated by radioactive pharmaceuticals introduced into the body, are used to provide information concerning soft tissue and internal body organs and particularly to examine organ function over time.

       Ultrasound systems emit, detect and process high frequency sound waves reflected from organ boundaries and tissue interfaces to generate images of soft tissue and internal body organs. Although the images are substantially less detailed than those obtainable with x-ray methods, ultrasound is generally considered harmless and therefore has found particular use in imaging the pregnant uterus.

       X-ray machines, ultrasound machines, digital radiography systems and nuclear medicine compete with the MRI scanners by offering significantly lower price and space requirements. However, FONAR believes that the quality of the images produced by its MRI scanners is generally superior to the quality of the images produced by those other methodologies.


GOVERNMENT REGULATION

       Under the Medical Device Amendments of 1976 to the Federal Food, Drug and Cosmetic Act, all medical devices are classified by the Food and Drug
Administration (the "FDA") into one of three classes. A Class I device is subject only to certain controls, such as labeling requirements and manufacturing practices\; a Class II device must comply with certain performance standards established by the FDA\; and a Class III device must obtain pre-market approval from the FDA prior to commercial marketing. The Company received approval to market its Beta 3000 and Beta 3000M scanners as Class III devices on September 26, 1984 and November 12, 1985. On July 28, 1988, the Magnetic Resonance Diagnostic Device which includes MR Imaging and MR Spectroscopy was reclassified by the FDA to Class II status. On June 25, 1992, the Company received FDA clearance to market the Ultimate Magnetic Resonance Imaging Scanner as a Class II device. The Company received FDA clearance to market the QUAD 7000 in April 1995 and for the QUAD 12000 in November 1995. On March 16, 2000, the Company received FDA approval to market the Fonar 360 for diagnostic imaging (the Open Sky version). On August 9, 2000, the Company applied for FDA approval for the Stand-Up MRI. The Company anticipates that it will need additional FDA approvals or clearances for the OR 360 version of the Fonar 360 and Pinnacle MRI scanners.

       The FDA has authority to conduct detailed inspections of manufacturing plants, to establish "good manufacturing practices" which must be followed in the manufacture of medical devices, to require periodic reporting of product defects and to prohibit the exportation of medical devices that do not comply with the law. The Company is subject to these requirements and has received the necessary approvals. In addition, the Company needs to obtain any necessary approvals from the appropriate foreign governmental and other authorities in connection with its export sales.

       Effective November 22, 1985, the Department of Health and Human Services authorized reimbursement of MRI scans under the Federal Medicare program. In addition, most private insurance companies have authorized reimbursement for MRI scans.

       Proposed and enacted legislation at the State and Federal levels has restricted referrals by physicians to medical and diagnostic centers in which they or their family members have an interest. In addition, regulations have been adopted by the Secretary of Health and Human Services which provide limited "safe harbors" under the Medicare Anti-Kickback Statute. These safe harbors describe payments and transactions which are permitted between an entity receiving reimbursement under the Medicare program and those having an interest in or dealings with the entity. Although the Company cannot predict the overall effect of the adoption of these regulations on the medical equipment industry, the use and continuation of limited partnerships (where investors may be referring physicians) to own and operate MRI scanners could be greatly diminished.

       The Company obtains approvals as necessary in connection with the sales of its products in foreign countries. In some cases, U.S. Food and Drug Administration approval has been sufficient for foreign sales as well. The Company's standard practice has been to require either the distributor or the customer to obtain any such foreign approvals or licenses which may be required.

       Commencing in fiscal 1998 export sales to most European countries and certain other countries have required CE certification (essentially safety requirements for electrical products). On May 25, 1999, the Company obtained CE certification. Previously, on April 9, 1999, the Company was approved for ISO 9001 Certification for its Quality Management System. The Quality Management System is applicable to the design, manufacture, administration of installation and servicing of magnetic resonance imaging scanner systems.

HEALTH MANAGEMENT CORPORATION OF AMERICA
(PHYSICIAN AND DIAGNOSTIC MANAGEMENT SERVICES BUSINESS)

       Health Management Corporation of America (formerly known as U.S. Health Management Corporation and referred to as "HMCA") was organized by the Company in March 1997 as a wholly-owned subsidiary for the purpose of engaging in the business of providing comprehensive management services to physicians' practices and other medical providers, including diagnostic imaging centers and ancilliary services. The services provided by the Company include development, administration, leasing of office space, facilities and medical equipment, provision of supplies, staffing and supervision of non-medical personnel, legal services, accounting, billing and collection and the development and implementation of practice growth and marketing strategies.

       Since its formation, HMCA has completed five acquisitions. HMCA became actively engaged in the physician and diagnostic management services business through its initial two acquisitions which were consummated effective June 30, 1997. Following these two initial acquisitions, HMCA completed two additional acquisitions in fiscal 1998 and one additional acquisition in fiscal 1999.

       The  first   acquisition   was  of  a  group  of   several   interrelated
corporations, limited liability companies and a partnership engaged in the business of managing three diagnostic imaging centers and one multi-specialty practice in New York State. The transaction was effected through a merger between a wholly-owned subsidiary of HMCA (formed for the purpose of effecting the transaction) and Affordable Diagnostics, Inc., one of the acquired companies which immediately prior to the merger had acquired the assets and assumed the liabilities of the other acquired companies (together, the "Affordable Companies"). The consideration paid for the Affordable Companies consisted of 2,340,000 shares of the common stock of Fonar.

       The business of the Affordable Companies, which is being continued by HMCA, consisted of providing management, space, equipment, personnel and other resources to the four managed facilities. The services provided at the facilities include MRI scans, CAT scans, x-rays, physical rehabilitation, and in connection with physical rehabilitation, ultra-sound and SSEP/EMG electromygographic diagnostics. The four managed facilities are located in Brewster, New York (MRI), Yonkers, New York (MRI and x-ray), Bronx, New York (MRI and CT) and Riverdale, New York (multi-specialty practice, ultra-sound and SSEP/EMG electromygographic diagnostics). The assets acquired through the acquisition include three MRI scanners, one CT scanner, one x-ray machine, rehabilitation equipment and ultra-sound and electromygographic machines. The equipment is leased to and used at the managed facilities. In addition, HMCA consummated the acquisition of an additional MRI scanner pursuant to a contract entered into prior to the acquisition.

       The second completed acquisition was of Raymond V. Damadian, M.D. MR Scanning Centers Management Company ("RVDC"). Pursuant to the terms of the transaction, HMCA purchased all of the issued and outstanding shares of stock of RVDC from Raymond V. Damadian in exchange for 10,000 shares of the Common Stock of FONAR. Raymond V. Damadian, the principal stockholder, President and Chairman of the Board of FONAR, was the sole stockholder, director and President of RVDC immediately prior to the acquisitions. The business of RVDC, which is being continued by HMCA, was the management of MRI diagnostic imaging centers in New York, Florida, Georgia and other locations. The assets of RVDC included nine MRI scanners, office equipment and office furnishings. RVDC also held partnership interests in three partnerships owning MRI scanning centers.

       As a result of these transactions with Dr. Damadian, HMCA has acquired the business of managing 19 MRI scanning centers. Sixteen of the scanning centers are managed pursuant to management agreements, and 3 of the centers are partnerships with RVDC as the general partner. Effective July 1, 1997, HMCA entered into new management agreements with the centers. Pursuant to the management agreements, HMCA is providing comprehensive management services, including administrative services, office facilities, office equipment, supplies and personnel (except for physicians) to the centers. Service for the centers' MRI scanning equipment is provided under the management agreements in these cases. MRI scanning systems are provided to 9 of the centers pursuant to scanner leases entered into effective July 1, 1997. All of the facilities previously managed by RVDC are MRI scanning centers.

       The third completed acquisition, consummated on January 20, 1998, was an acquisition of the business and assets of Central Health Care Services Management Company, LLC (Central Health). Central Health is a management service organization (MSO) managing a multi-specialty practice in Yonkers, New York. The assets acquired include therapy and rehabilitation equipment, x-ray equipment, office equipment and office furnishings. The purchase price of Central Health was $1,454,160, of which $601,665 was paid in cash, $551,665 by notes, $25,000 by assumptions of liabilities and the balance in shares of Fonar common stock valued at $275,830.

       The fourth completed acquisition, consummated effective March 20, 1998, was the acquisition of A & A Services, Inc. ("A & A Services"), an MSO managing four primary care practices in Queens County, New York. A & A Services provides the practices with management services, office space, equipment, repair and maintenance service for the equipment and clerical and other non medical personnel. The office locations for the practices are located in Woodhaven, Richmond Hill, Corona and Ridgewood in Queens County, New York and account for over 40,000 primary care patient visits per year. The assets owned by A&A Services included medical and office equipment and office furnishings. The purchase price for A&A was $10 million, $4 million of which was paid in cash at closing and $6 million of which is payable pursuant to promissory notes over a total of six years from closing. The notes are secured by the assets of the acquired businesses as of the date of the acquisition. Additional consideration is payable if net income for the acquired business exceeds $2.3 in any of the five years following the closing as follows: in each year, 75% of net income between $2.3 million and $2.8 million; 50% of net income between $2.8 million and $3.5 million and 25% of net income in excess of $3.5 million.

       The fifth completed acquisition, consummated effective August 20, 1998, was the acquisition of Dynamic Health Care Management, Inc. ("Dynamic"). Dynamic is an MSO which manages three physician practices in Nassau and Suffolk Counties on Long Island, New York. The office locations for these practices are in Bellmore and Hempstead in Nassau County and Deer Park in Suffolk County and account for approximately 85,000 patient visits per year. The assets of Dynamic included therapy and rehabilitation equipment, office equipment and office furnishings. The purchase price for Dynamic was $11,576,231, consisting of $2.0 million in cash and the balance payable pursuant to promissory notes over an aggregate period of five years from the closing. The notes are secured by the assets of the acquired business as of the date of the acquisition.

HMCA GROWTH STRATEGY

       In addition to purchasing management companies, HMCA may also pursue acquisitions in which HMCA would purchase the assets of physicians' practices. Simultaneously with the acquisition of the assets, HMCA would enter into agreements with the physicians (or a professional corporation employing the physicians) pursuant to which HMCA would lease the use of the assets and provide management services to the physicians or their professional corporations. The professional corporation could be either affiliated with HMCA or owned by the selling physicians.

       HMCA believes that there are numerous existing medical practices that could benefit from improved management techniques which would allow the physicians to spend more time treating patients (thereby increasing their revenue) and less time being concerned with the day to day tasks of managing the business. Although the disadvantages to physicians would be the increased administrative costs in the form of management fees payable to HMCA, and the lack of direct accountability of the nonprofessional staff to the physicians, the Company believes the ability of the physicians to spend more time practicing medicine will more than compensate for these disadvantages.

       In addition, expansion plans for HMCA's clients include opening more offices and expanding existing offices so as to enable practices to treat more patients more efficiently.

       HMCA is seeking to create a network of physicians to participate in managed care and to promote an expansion of the medical services offered by its medical practice clients.

       HMCA believes that the creation of this network will be particularly helpful to its clients where capitated fee agreements are negotiated with insurers since its clients will be able to offer more services from more locations and thereby obtain a higher capitation rate than they might otherwise have been able to obtain. Capitated fee arrangements are arrangements with HMO's whereby the physician or physician practice is paid a fixed monthly fee based on the age and gender of covered person. The fees vary from HMO to HMO and are essentially set by the HMO's.

       HMCA's growth strategy is intended to enable its medical practice clients to retain and enhance revenues and to offer patients cost-effective medical care within an integrated practice offering a broad range of evaluation, testing, diagnostic, treatment and therapeutic services. In the longer term, as the network of offices to which it provides its management services grows, HMCA believes that it will be in an excellent position to attract managed care contracts for its clients from employers and insurance carriers.

PHYSICIAN AND DIAGNOSTIC MANAGEMENT SERVICES

       HMCA's services to the facilities it manages encompass substantially all of the facilities' operations. These services include:

       (1) Offices and Equipment. HMCA provides office space and equipment to its clients. This includes technologically sophisticated medical equipment. HMCA also provides improvements to leaseholds, assistance in site selection and advice on improving, updating, expanding and adapting to new technology.

       (2) Personnel. HMCA staffs all the non-medical positions of its clients with its own employees, eliminating the client's need to interview, train and manage non-medical employees, as well as process the necessary tax, insurance and other documentation relating to employees.

       (3) Administrative. HMCA assists in the scheduling of patient appointments, purchasing of medical supplies and equipment and handling of reporting, accounting, processing and filing systems. It prepares and files the physician portions of complex forms to ensure full and timely regulatory compliance and appropriate cost reimbursement under no-fault insurance and workers' compensation guidelines.

       (4) Billing and Collections. HMCA is responsible for the billing and collection of revenues from third-party payors including those governed by no-fault and workers' compensation statutes.

       (5) Cost Saving Programs. Based on available volume discounts, HMCA seeks to obtain favorable pricing for medical supplies, equipment, pharmaceuticals and other inventory for its clients.

       (6) Diagnostic Imaging and Ancillary Services. HMCA can offer access to diagnostic imaging equipment through diagnostic imaging facilities managed by it. The Company is expanding the ancillary services offered in its network to include CT-scans, x-rays, ultrasound, and other ancillary services useful to its clients.

       (7) Marketing Strategies. HMCA is responsible for developing marketing plans for its clients.

       HMCA provides its services pursuant to negotiated contracts with its clients. While HMCA believes it can provide the greatest value to its clients by furnishing the full range of services appropriate to that client, HMCA would also be willing to enter into contracts providing for a more limited spectrum of management services.

       In the case of contracts with the MRI facilities, fees are charged by HMCA based on the number of procedures performed. In the case of the physical rehabilitation and medical practices, flat fees are charged on a monthly basis. Fees are subject to adjustment on an annual basis, but must be based on mutual agreement. Only one medical practice, located in Florida where the corporate practice of medicine is permitted, is owned by HMCA.


HMCA MARKETING

       HMCA's marketing strategy is to increase the size, number and locations of medical practices and facilities which it manages. HMCA will also seek to broaden the types of medical practices which it services and to develop a client base of primary care and specialty practices as well as diagnostic imaging facilities and other ancillary services. HMCA will seek to promote growth of its clients' patient and revenue bases by developing a network of medical providers and assisting its clients in the development of multi-specialty medical practices.

       Marketing activities include locating medical practices which meet the size, quality and operating parameters set by HMCA. HMCA will focus on opportunities for expanding the services clients offer and expanding into new geographic areas. HMCA will also seek to increase the patient volume of clients.

DIAGNOSTIC IMAGING CENTERS AND OTHER ANCILLIARY SERVICES

       Diagnostic imaging centers managed by HMCA provide diagnostic imaging services to patients referred by physicians who are either in private practice or affiliated with managed care providers or other payor groups. The centers are operated in a manner which eliminates the admission and other administrative inconveniences of in-hospital diagnostic imaging services. Imaging services are performed in an outpatient setting by trained medical technologists under the direction of interpreting physicians. Following diagnostic procedures, the images are reviewed by the interpreting physicians who prepare a report of these tests and their findings. These reports are transcribed by HMCA personnel and then delivered to the referring physician.

       In addition, HMCA is expanding the ancillary services offered in its network to include CT scans, virtual colonoscopies, x-rays, ultrasound and other modalities as may be appropriate for the physician practice mix.

       HMCA develops marketing programs in an effort to establish and maintain profitable referring physician relationships and to maximize reimbursement yields. These marketing approaches identify and target selected market segments consisting of area physicians with certain desirable medical specialties and reimbursement yields. Corporate and center managers determine these market segments based upon an analysis of competition, imaging demand, medical specialty and payor mix of each referral from the local market. HMCA also directs marketing efforts at managed care providers.

       Managed care providers are becoming an increasingly important factor in the diagnostic imaging industry. To further its position, HMCA will seek to expand the imaging modalities offered at its managed centers or to create networks with other imaging centers. The planned introduction of virtual colonoscopy at one of the managed centers is considered by HMCA to be one of the most promising new modalities. The device is used with a CT scanner and enables the physician to conduct a colonoscopy without using any invasive instruments. If it proves successful, HMCA will introduce it to other managed centers as appropriate.

COMPETITION (HMCA)

       The physician and diagnostic management services field is highly competitive. A number of large hospitals have acquired medical practices and this trend may continue. HMCA expects that more competition will develop. Many competitors have greater financial and other resources than HMCA.

       With respect to the diagnostic imaging centers managed by HMCA, the outpatient diagnostic imaging industry is highly competitive. Competition focuses primarily on attracting physician referrals at the local market level and increasing referrals through relationships with managed care organizations. HMCA believes that principal competitors for the diagnostic imaging centers are hospitals and independent or management company-owned imaging centers. Competitive factors include quality and timeliness of test results, ability to develop and maintain relationships with managed care organizations and referring physicians, type and quality of equipment, facility location, convenience of scheduling and availability of patient appointment times.

GOVERNMENT REGULATION APPLICABLE TO HMCA

       Various States prohibit business corporations from practicing medicine. Various States also prohibit the sharing of professional fees or fee splitting. Consequently, HMCA leases space and equipment to clients and provides clients with a range of non-medical administrative and managerial services for agreed upon fees. HMCA does not engage in the practice of medicine or establish standards of medical practice or policies for its clients in any such State.

       Under the federal Self-Referral Law (the "Stark Law") (which is applicable to Medicare and Medicaid patients) and the self-referral laws of various States, certain health practitioners (including physicians, chiropractors and podiatrists) are prohibited from referring their patients for the provision of designated health services (including diagnostic imaging and physical therapy services) to any entity with which they or their immediate family members have a financial relationship, unless the referral fits within one of the specific exceptions in the statutes or regulations. Statutory exceptions under the Stark Law include, among others, direct physician services, in-office ancillary services rendered within a group practice, space and equipment rental and services rendered to enrollees of certain prepaid health plans. Some of these exceptions are also available under the State self-referral laws.

       Under the federal Anti-kickback statute, which is applicable to Medicare and Medicaid, it is illegal, among other things, for a provider MRI services to pay or offer money or other consideration to induce the referral of MRI scans. Neither HMCA nor its clients engage in this practice.

       In addition to the federal self-referral law and federal Anti-kickback statute, many States, including those in which HMCA and its clients operate, have their own versions of self-referral and anti-kickback laws. These laws are not limited in their applicability, as are the federal laws, to specific programs. HMCA believes that it and its clients are in compliance with these laws.

       HMCA's clients generate revenue from patients covered by no-fault insurance and workers' compensation programs. In the event that changes in these laws alter the fee structures or methods of providing service, or impose additional or different requirements, HMCA could be required to modify its business practices and services in ways that could be more costly to HMCA or in ways that decrease the revenues which HMCA receives from its clients.

       HMCA believes that it and its clients are in compliance with applicable Federal, State and local laws. HMCA does not believe that such laws will have any material effect on its business.

EMPLOYEES

       As of July 1, 2000, the Company employed 568 persons on a full-time and part-time basis. Of such employees, 13 were engaged in marketing and sales, 43 in research and development, 72 in prodution, 44 in customer support services, 356 in administration (including 201 on site at facilities and offices managed by HMCA and 85 performing billing, collection and transcription services for those facilities) and 40 professional MRI technicians on site at diagnostic imaging centers managed by HMCA.



ITEM 2.  PROPERTIES

       Fonar leases approximately 135,240 square feet of office and plant space at its principal offices in Melville, New York and at two other locations in Melville and Farmingdale, New York at a current aggregate annual rental rate of approximately $834,000, excluding utilities, taxes and other related expenses. The term of one of the leases extends through 2002 with options to renew up through 2008 and the term of the other lease extends to the beginning of 2009. The Company also leases space in Harrisburg, Pennsylvania at a rental of $1350 per month. Management believes that these premises are adequate for its current needs. HMCA leases approximately 16,850 square feet for its headquarters in Melville, New York at a current annual rental rate of $369,865. The term of the lease extends through September, 2009. In addition, HMCA maintains leased office premises for its clients at approximately 38 site locations having an aggregate annual rental rate of approximately $1.9 million under leases having various terms.



ITEM 3.  LEGAL PROCEEDINGS

       In January 1998, the Company filed an action against Health South, Inc., in the United States District Court for the Eastern District of New York (Civil Action No. CV-98-0679) alleging infringement of the Company's Multi-Angle Oblique Imaging Patent (U.S. Patent No. 4,871,966). Health South, Inc. filed a declaratory judgment counterclaim for non-infringement and invalidity and a third party claim against a manufacturer of certain of the scanners. The case was settled with the manufacturer in December, 1999 and with Health South, Inc. in June, 2000.

       There is no material litigation pending, or to its knowledge, threatened against the Company.



ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                                None.


                                     Part II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

       The Company's Common Stock is traded in the Nasdaq SmallCap market under the National Association of Securities Dealers Automated Quotation System ("NASDAQ") symbol FONR. The following table sets forth the high and low bid and asked prices reported in NASDAQ System for the periods shown. The prices represent quotations between dealers and do not include certain mark-ups, mark-downs or commissions, and do not necessarily represent actual transactions.

              Fiscal Quarter
                                            Bid             Ask
                                        High   Low      High   Low
                                        ----   ----     ----   -----
July     -  September            1997   3.87   2.72     3.94   2.75
October  -  December             1997   4.03   2.63     4.06   2.66
January  -  March                1998   3.03   2.38     3.13   2.41
April    -  June                 1998   2.72   1.94     2.75   2.00
July     -  September            1998   2.47   1.25     2.50   1.31
October  -  December             1998   1.97   0.97     2.00   1.00
January  -  March                1999   1.72   1.19     1.78   1.22
April    -  June                 1999   1.41   1.03     1.50   1.09
July     -  September            1999   1.16   0.91     1.16   0.94
October  -  December             1999   3.19   0.69     3.25   0.72
January  -  March                2000   4.91   1.63     4.94   1.66
April    -  June                 2000   3.31   1.00     4.00   1.50
July     -  September 25         2000   3.44   1.50     3.47   1.81

       On September 6, 1999, the Company had approximately 5,387 stockholders of record of its Common Stock, 12 stockholders of record of its Class B Common Stock, 4 stockholders of record of its Class C Common Stock and 4,637 stockholders of record of its Class A Non-voting Preferred Stock.

       At the present time, the only class of the Company's securities for which there is a market is the Common Stock.

       The Company paid cash dividends in fiscal 1998 and the first three quarters of fiscal 1999 on monies it received from the enforcement of its patents. Prior to these dividends, the Company had not paid any cash dividends. The Company anticipates paying additional dividends on monies it receives from the enforcement of its patents. Except for these dividends, however, it is expected that the Company will continue to retain earnings to finance the development and expansion of its

Item 6.  SELECTED FINANCIAL DATA

         The following selected consolidated financial data has been extracted from the Company's consolidated financial statements for the five years ended June 30, 2000. This consolidated selected financial data should be read in conjunction with the consolidated financial statements of the Company and the related notes included in Item 8 of this form. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for a discussion of the Company's business plan.


STATEMENT OF
OPERATIONS
                                 As of, or For the Period Ended June 30,

                      2000           1999            1998          1997           1996
                  -----------    -----------    ------------   -----------    -----------
Revenues          $39,073,797    $36,945,044    $ 27,554,357   $17,633,066    $13,915,725

Cost of           $30,431,069    $29,391,682    $ 23,841,844   $18,428,574    $14,417,384
revenues

Research and       $5,532,325    $ 6,647,555    $  6,506,995   $ 3,928,035   $  3,607,703
Development
Expenses

Net Income
(loss)           $(10,955,987)  $(14,215,763)   $ (5,653,086)  $56,068,771   $(11,407,444)

Basic and Diluted
Net income
(loss) per           $   (.17)      $   (.22)       $   (.09)     $   1.00       $   (.22)
common share

Weighted           66,304,716     64,071,151      61,175,986    56,097,965     51,516,470
average number
Of shares
outstanding *

BALANCE SHEET
DATA

Working
capital           $24,439,609    $37,863,029    $ 54,426,483 $  62,659,470    $(1,575,857)
(deficit)

Total             $84,599,039    $97,648,168    $108,447,780 $ 106,690,561    $28,057,384
assets

Long-term         $20,969,186    $24,821,834    $ 16,003,479  $  4,626,269    $ 4,204,935
debt and
obligations
under capital
leases

Stockholders'     $51,284,758    $59,303,773     $72,572,486  $ 73,245,262    $11,412,629
equity


* Adjusted for stock dividend of Class A Non-voting Preferred Stock declared in October, 1995.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

INTRODUCTION.

       The Company was formed in 1978 to engage in the business of designing, manufacturing and selling MRI scanners. In 1997, the Company formed a wholly-owned subsidiary, Health Management Corporation of America ("HMCA"), formerly known as U.S. Health Management Corporation, in order to expand into the physician and diagnostic management services business.

       FONAR's principal MRI products are its Fonar 360, QUAD and Echo MRI scanners. Fonar also considers it Stand-Up MRI ("Indomitable(TM)") which has been submitted to the FDA for approval, to be one of its most promising new products. The Company believes it is in a position to aggressively seek new sales. The Fonar 360, QUAD and Stand-Up MRI scanners are highly competitive and totally new non-claustrophobic scanners not previously available in the MRI market. At 0.6 Tesla field strength, the QUAD 12000 magnet is the highest field "Open MRI" in the industry, offering non-claustrophobic MRI together with high-field image quality for the first time. The Fonar 360 and Stand-Up MRI(TM) share the fundamental technology of the QUAD scanners and also have a field strength of 0.6 Tesla. The Company's work-in-progress Pinnacle MRI scanner will combine Fonar's iron frame magnet with a superconducting driver, and is expected to have a field strength between 0.6 and 1.0 Tesla. The Company expects vigorous sales from its new products. Fonar also offers the Echo, a low cost open MRI scanner. (See "Description of Business - Products, Works-in-Progress and Product Marketing.")

       As part of its scanner marketing program, the Company has attended the industry's annual trade show, RSNA (Radiological Society of North America) since 1995 and plans to do so again in November 2000. The Company believes that it is uniquely positioned to take advantage of the rapidly expanding "Open MRI" market, as the manufacturer of the only high-field "Open MRI" in the industry. The Company expects marked demand for its products since image quality increases as a direct proportion to magnetic field strength. When commercially available, Fonar's Stand-Up MRI is expected to be the only MRI capable of producing images in the weight bearing state. In addition, the Company's new scanners provide improved image quality and high speed imaging at costs that are significantly less than the competition and more in keeping with the medical cost reduction demands being made by our national leaders on behalf of the public.

       HMCA generates revenues from providing comprehensive management services (including development, administration, accounting and billing and collection services) together with office space, medical equipment, supplies and non-medical personnel to its clients. Revenues are in the form of management and leasing fees. HMCA has completed five acquisitions since it was formed in March 1997.

       The first acquisition was of a group of companies engaged in the business of managing three diagnostic imaging centers and one multi-specialty practice in New York State (the "Affordable Companies"). The second acquisition was of Raymond V. Damadian, M.D. MR Scanning Centers Management Company ("RVDC"), a company owned by FONAR's principal stockholder, President and Chairman of the Board, Raymond V. Damadian. The business of RVDC, which is being continued by HMCA, was the management of MRI diagnostic imaging centers in New York, Florida, Georgia and other locations. The third acquisition was the acquisition of the business and assets of Central Health Management Co., LLC ("Central Health") a multi-specialty management service organization (MSO) in Yonkers, New York. The fourth acquisition was the acquisition of A & A Services, Inc. ("A & A"), an MSO managing four primary care practices in Queens County, New York, and the fifth acquisition was the acquisition of Dynamic Health Care Management, Inc. ("Dynamic"), an MSO managing three multi-specialty physician practices in Nassau and Suffolk Counties in New York.

       In   addition,   HMCA   sponsored   the   opening  of  and   manages  two
multi-specialty facilities. These facilities are located in Orlando, Florida and Elmhurst, New York.

       HMCA did not actively engage in business until after June 30, 1997, which was the effective date of its acquisitions of the Affordable Companies and RVDC. As separate businesses, the Affordable Companies had been engaged in business since 1994 and RVDC had been engaged in business since 1990. For financial statement presentation the results of operations, assets and liabilities of the Company and RVDC have been consolidated for prior periods. The Affordable Companies, Central Health, A & A and Dynamic, have been consolidated effective as of the dates of their respective acquisitions (June 30, 1997, January 23, 1998, March 20, 1998 and August 20, 1998, respectively).

       The Company has assessed the impact of the Year 2000 Issue (Y2K) on its financial reporting systems and operations. The Year 2000 Issue was the result of computer programs being written using two digits (rather than four) to define the applicable year. The Company developed a plan to meet this issue, and reviewed all in-house computer based systems and its existing customer base of MRI Scanners. The Company has successfully implemented the Y2K plan and all systems were upgraded or replaced with little or no impact on operations. Y2K compliant software was installed on the Company's MRI scanners. The scanners transitioned to the year 2000 successfully. Costs of addressing these items did not have a material adverse impact on the Company's financial position.


RESULTS OF OPERATIONS. FISCAL 2000 COMPARED TO FISCAL 1999

       In fiscal 2000, the Company experienced a net loss of $11.0 million on revenues of $39.1 million as compared to net loss of $14.2 million on revenues of $36.9 million for fiscal 1999. This represents a decrease in the net loss of 22.5% and an increase in revenues of 6%.

       Revenues   attributable   to  the  Company's   physician  and  diagnostic
management services segment (HMCA) increased by 8.6% to $34.0 million in fiscal 2000 from $31.3 million in fiscal 1999.

       Operating income of $2.5 million was recognized from the Company's physician and diagnostic management services in fiscal 2000, as compared to an operating income of $3.1 million in fiscal 1999, representing a decrease of 19.4%.

       Revenues attributable to the Company's medical equipment segment declined by 4.6% to $6.2 million in fiscal 2000 from $6.5 million in fiscal 1999, reflecting lower sales volume in fiscal 2000.

       Results of operations for the medical equipment segment declined by 1.1% from a loss of $18.7 million in fiscal 1999 to a loss of $18.9 million in fiscal 2000.

       The Company's consolidated operating loss increased by 5.1% to a loss of $16.4 million for fiscal 2000 from a loss of $15.6 million for fiscal 1999, a further improvement from the operating loss of $17.6 million for fiscal 1998.

       Other income of $1.0 million (principally the net proceeds from the Company's patent enforcement lawsuits) and investment income of $2.1 million were recognized by the Company in fiscal 1999 as compared to other income of approximately $5.6 million (principally the net proceeds from the Company's patent enforcement lawsuits) and investment income of $1.9 million in fiscal 2000. This represents an increase of 460% in other income and a decrease of 9.5% in investment income.

       Costs of revenues and expenses increased by 5.5% from $52.6 million in fiscal 1999 to $55.5 million in fiscal 2000, reflecting principally the expansion of the Company's physician and diagnostic management services operations.

       Costs of revenue and expenses for the Company's physician and diagnostic management services increased by 8.3% to $23.6 million in fiscal 2000 from $21.8 million in fiscal 1999.

       Research and development expenses decreased by 16.7% to $5.5 million in fiscal 2000 as compared to $6.6 million in fiscal 1999.

       Overall, costs of revenues and expenses for the Company's medical equipment segment, however, declined by 3.2% to $24.3 million in fiscal 2000 from $25.1 million in fiscal 1999.

       This reflects reductions of 10.2% in costs of product sales from $4.4 million in fiscal 2000 to $4.9 million in fiscal 1999.

       This also reflects an increase of 13% in general and administrative expenses to $8.7 million in fiscal 2000 from$7.7 million in fiscal 1999.

       Costs of revenue declined by 16.8% to $7.9 million in fiscal 2000 as compared to $9.5 million in fiscal 1999.

       Revenues generated by sales of QUAD MRI scanners increased by 23% from $2.6 million (7% of total revenues) in fiscal 1999 to $3.2 million (8.4% of total revenues) in fiscal 2000. Revenues attributable to sales of the Company's Ultimate scanners during the same period were $0.00.

       Sales of Beta scanners were $430,000 in fiscal 1999 (approximately 1% of total revenues) and $84,255 (approximately 0.2% of total revenues) in fiscal 2000. These represented the sale of refurbished equipment, as the company no longer manufactures Beta scanners.

       Sales to affiliated parties represented approximately 4.5% ($1,752,298) of the Company's revenues in fiscal 2000, as compared to 0.4% ($150,000) of the Company's revenues in fiscal 1999.

       Gross profit margins on product sales to unrelated parties were negative (49%) in fiscal 1999 and negative (86.7%) in fiscal 2000. This reflected the losses on sales of the Company's QUAD scanners. The Company's strategy is to attempt to hold down the price of its QUAD scanners and to increase profitability by reducing manufacturing costs and increasing volume. The effectiveness of this strategy will not be discernible until higher sales volume for the Company's QUAD scanners is achieved.

       To reduce the cost of manufacturing its QUAD scanners, the Company expanded its manufacturing capacity in fiscal 2000 and 1999 by acquiring approximately $2.1 million and $3.8 million, respectively, worth of new capital equipment. In addition, the Company expanded its operating capacity by hiring additional personnel.

       Notwithstanding the Company's increased manufacturing activities, revenues attributable to the Company's medical equipment segment declined by
4.6% to approximately $6.2 million in fiscal 2000 from approximately $6.5 million in fiscal 1999. These trends reflected a decline in service revenue of 26.1% from $2.3 million in fiscal 1999 to $1.7 million in fiscal 2000 and a constant level in product sales in fiscal 2000 ($3.4 million) from fiscal 1999 ($3.4 million). The decline in service revenue reflects the retirement of old scanners by the Company's customers. The Company does not expect the decline in revenue to continue. The Company is enthusiastic about the future of its FONAR 360 product line and Indomitable(TM) scanners which will bring a new plateau of "openness" to diagnostic MRI and a new frontier in surgery for performing surgical treatments using MRI images to guide surgery.

       Continuing its tradition as the originator of MRI, the Company remained committed to maintaining its position as the leading innovator of the industry through aggressive investing in research and development. In fiscal 2000 the Company continued its investment in the development of its new MRI scanners, together with software and upgrades, with an investment of $5,893,648 in research and development ($361,323 of which was capitalized) as compared to $6,647,555 (none of which was capitalized) in fiscal 1999. The research and development expenditure was approximately 116.7% of revenues attributable to the Company's medical equipment segment (and 15.1% of total revenues) in 2000 and $102% of medical equipment segment revenues in 1999 (and 18% of total revenues). This represented a decline of approximately 10.6% in research and development expenses from fiscal 1999 to fiscal 2000.

       The Company has continued its efforts to increase scanner sales in foreign countries as well as domestically. Based on sales to date, further indications of interest, meetings, sales trips abroad and negotiations, the Company is optimistic that foreign sales will prove a significant source of revenue.

       The Company continued to benefit as a result of programs set in motion in fiscal 1989; namely strict cost containment initiatives and expanding the corporate business into a greater number of profitable enterprises within and related to the MRI and medical industries (e.g., physician and diagnostic management services, customer service, upgrades). As a result of this expansion, the percentage of the Company's revenue derived from sources other than scanner sales was approximately 91.4% for fiscal 2000 and 90.9% for fiscal 1999.

       During the fiscal year ended June 30, 2000, the Company realized income of approximately $5.6 million from the settlement of various legal disputes (essentially its patent infringement actions) as compared to approximately $1.0 million in fiscal 1999. This represented an increase of 460%.


RESULTS OF OPERATIONS. FISCAL 1999 COMPARED TO FISCAL 1998

       In fiscal 1999, the Company experienced a net loss of $14.2 million on revenues of $36.9 million as compared to a net loss of $5.7 million on revenues of $27.6 million for fiscal 1998. This represented an increase in the net loss of 149% and an increase in revenues of 33.7%.

       As a result of HMCA's acquisitions, revenues attributable to the Company's physician and diagnostic management services segment (HMCA) increased dramatically, to $31.3 million in fiscal 1999 from $21.1 million in fiscal 1998, representing an increase of 48.3%.

       Operating income of $3.1 million was recognized from the Company's physician and diagnostic management services in fiscal 1999, as compared to income of $2.7 million in fiscal 1998, representing an increase of 14.8%.

       Revenues attributable to the Company's medical equipment segment declined by 16.7% to $6.5 million in fiscal 1999 from $7.8 million in fiscal 1998, reflecting lower sales volume in fiscal 1999.

       Results of operations for the medical equipment segment improved, however, from a loss of $20.3 million in fiscal 1998 to a loss of $18.7 million in fiscal 1999, representing a 7.9% improvement.

       Other income of $8.6 million (principally the net proceeds from the Company's patent enforcement lawsuits) and investment income of $3.7 million were recognized by the Company in fiscal 1998 as compared to other income of $1.0 million (principally the net proceeds from the Company's patent enforcement lawsuits) and investment income of $2.1 million in fiscal 1999, representing a decline of 88.4% in other income and 43.2% in investment income.

       Costs of revenues and expenses increased by 16.6% from $45.1 million in fiscal 1998 to $52.6 million in fiscal 1999, reflecting the expansion of the Company's physician and diagnostic management services operations and an increase in research and development in the medical equipment segment.

       Costs of revenue and expenses for the Company's physician and diagnostic management services increased by 59.1% to $21.8 million in fiscal 1999 from $13.7 million in fiscal 1998.

       Research and development expenses increased by 1.5% to $6.6 million in fiscal 1999 as compared to $6.5 million in fiscal 1998.

       Overall, costs of revenues and expenses for the Company's medical equipment segment, however, declined by 10.7% to $25.1 million in fiscal 1999 from $28.1 million in fiscal 1998 reflecting, most significantly, a decrease in costs of product sales of 37.2% to $4.9 million in fiscal 1999 as compared to $7.8 million in fiscal 1998.

       Revenues generated by sales of QUAD MRI scanners were $4.1 million (approximately 15% of total revenues) in fiscal 1998 and $2.6 million (7% of total revenues) in fiscal 1999,representing a decrease of 36.6%. Revenues attributable to sales of the Company's Ultimate scanners during the same period were $0.00.

       Sales of Beta scanners were $0.00 in fiscal 1998 and $430,000 in fiscal 1999.

       Sales to affiliated parties represented approximately 0.4% ($150,000) of the Company's revenues in fiscal 1999, as compared to approximately 0.3% ($100,000) in fiscal 1998.

       Gross profit margins on product sales to unrelated parties were negative (98%) in fiscal 1998 and negative (49%) in fiscal 1999. This reflected the losses on sales of the Company's QUAD scanners.

       To reduce the cost of manufacturing its QUAD scanners, the Company expanded its manufacturing capacity in fiscal 1999 and 1998 by acquiring approximately $3.8 million and $1.4 million, respectively, worth of new capital equipment. In addition, the Company expanded its operating capacity by hiring additional personnel.

       Notwithstanding the Company's increased manufacturing activities, revenues attributable to the Company's medical equipment segment declined by
16.7% to approximately $6.5 million in fiscal 1999 from approximately $7.8 million in fiscal 1998. This trend reflected a decline in service revenue of 8% from $2.5 million in fiscal 1998 to $2.3 million in fiscal 1999 and a decrease of 12.8% in product sales in fiscal 1999 to $3.4 million from $3.9 million from fiscal 1998.

       In fiscal 1999 the Company continued its investment in the development of its new MRI scanners, together with software and upgrades, with an investment of $6,647,555 in research and development as compared to $6,506,995 in fiscal 1998. None of these expenditures were capitalized. The research and development expenditure was approximately 102% of revenues attributable to the Company's medical equipment segment and 18% of total revenues in 1999 and $83.3% of medical equipment segment revenues and 23.6% of total revenues in fiscal 1998.

       During the fiscal year ended June 30, 1999, the Company realized income of approximately $1.0 million from the settlement of various legal disputes, which were essentially its patent infringement actions, as compared to approximately $8.6 million in fiscal 1998.


LIQUIDITY AND CAPITAL RESOURCES

       Cash, cash equivalents and marketable securities declined by 34.2% from $35.4 million at June 30, 1999 to $23.3 million at June 30, 2000. Principal uses of cash during fiscal 2000 included capital expenditures of $2.8 million, repayment of indebtedness and capital lease obligations in the amount of $3.8 million, purchase of treasury stock of $79,000 and $4.7 million to fund the losses for the fiscal year.

       Marketable securities approximated $11.5 million as of June 30, 2000 as compared to $20.2 million as of June 30, 1999. From June 30, 1999 to June 30, 2000 the Company reduced its investments in equity securities from approximately $100,000 to $0, reduced its investments in U.S. Government obligations from approximately $11.0 million to $10.2 million and reduced its investments in corporate and government agency bonds from approximately $9.3 million to $1.5 million. This has had the intended effect of reducing the volatility of the Company's investment portfolio.

       Cash used in operating activities for fiscal 2000 approximated $4.7 million. Cash used in operating activities was attributable substantially to the funding of the net loss for fiscal 2000.

       Cash provided by investing activities for fiscal 2000 approximated $5.5 million. The principal source of cash from investing activities during fiscal 2000 consisted of the proceeds from the sale of marketable securities of $8.6 million less expenditures for property and equipment of approximately $2.8 million.

       Cash used in financing activities for fiscal 2000 approximated $4.1 million. The principal uses of cash in financing activities during fiscal 2000 consisted of repayment of principal on long-term debt of approximately $3.8 million.

       Total liabilities decreased since June 30, 1999 by approximately $5.0 million, or 13.1% to approximately $33.3 million at June 30, 2000. The decrease in liabilities from June 30, 1999 was attributable to a reduction of approximately $5.6 million in long-term debt.

       As at June 30, 2000, the Company's past due obligations consisted of approximately $643,534 in past due taxes (various state taxes). The Company is seeking to enter into payment plans with taxing authorities with respect to past due taxes and to restructure its other past due indebtedness.

       As of June 30, 2000, the Company had a bank credit facility of $5,000,000. The unused portion of the facility was approximately $863,000. The interest on loans made under the facility is either the bank's prime rate, as in effect from time to time or 0.5% plus the bank's cost of funds rate, as selected by Fonar when the loan is made.

       The Company's business plan currently includes an aggressive program for manufacturing and selling its new line of scanners. In addition the Company plans, through its subsidiary, Health Management Corporation of America, to develop and expand its physician and diagnostic management services) business (See "Description of Business").

       As at June 30, 2000, the Company had current assets of $42.8 million and current liabilities of $18.4 million, resulting in working capital of $24.4 million. The Company believes that these resources alone provide an adequate reserve to fund its operations for the short to medium term. For the long term, the Company will need to rely on income generated by sales of its MRI products and the continued profitability of HMCA.

       The Company has developed and begun to implement a new program to finance a portion of the purchase price of its scanners through a newly formed subsidiary, Fonar Acceptance Corporation, and to assist the customer in obtaining the remaining portion of its financing through an independent source or sources. The new program is intended to increase the overall profitability of the Company by assisting in the sale of scanners and participating in the profits derived from financing those sales.

       Advances and notes to affiliates and related parties increased by approximately $597,000 from June 30, 1999 to June 30, 2000. As these are long-term assets, they tend to reduce the Company's liquidity.

       Capital expenditures for each of fiscal 2000 and 1999 approximated $2.8 million and $5.5 million, respectively, and substantially consisted of office and production equipment.

       The Company's business plan initiated in September 1989, had as its objective the enhancement and stabilization of revenue streams through the generation of additional income from its installed base of scanners and leasing programs. In addition, the Company instituted strict cost containment programs. While continuing to focus on new sources of income, the Company now has commenced aggressive sales and manufacturing of its new generation of Open MRI scanners and is reemphasizing MRI Scanner sales. In addition, the Company is enhancing its revenue by entering into the physician and diagnostic management services business through its new subsidiary, HMCA.

       Cost containment programs continue in force notwithstanding an increase in costs and expenses resulting from increased manufacturing activity and marketing of its MRI scanners and the expansion of HMCA's physician and diagnostic management services business. These programs, which include increasing the portion of manufacturing conducted on the Company's premises, have enabled the Company to achieve significantly lower manufacturing costs than would have otherwise been experienced in the production of its QUAD scanners. This has enabled the Company to pass on to customers a much needed reduction in the sales price of MRI scanners.

       The Company's plan calls for a continuing emphasis on providing its customers with enhanced equipment service and maintenance capabilities and delivering state-of-the-art, innovative and high quality equipment upgrades at competitive prices. Fees for on-going service and maintenance from the Company's installed base of scanners were $2.3 million for the year ended June 30, 1999 and $1.7 million for the year ended June 30, 2000 (transactions between the Company and its subsidiaries are eliminated in the consolidation). The Company will continue to aggressively develop and market upgrades and enhancements for previously installed scanners.

       The Company's working capital surplus as of June 30, 2000 approximates $24.9 million, as compared to a working capital surplus of $37.9 million as of June 30, 1999.

       The change in the Company's working capital position resulted primarily from its investments in new equipment ($2.8 million), note payments on the purchase prices for HMCA's acquisitions ($3.7 million), its overall operating losses, and an increase in its current liabilities of $560,099 ($18.4 million as at June 30, 2000 as compared to $17.8 million as at June 30, 1999.

       The Company believes that the above mentioned financial resources will provide the cash flows needed to achieve the sales, service and production levels necessary to support its operations. In addition, the Company is exploring other financing alternatives which may become available as the success of the previously described programs accelerates.


ITEM 7A. QUALITATIVE AND QUANTITATIVE DISCLOSURES ABOUT MARKET
             RISK

       The Company has investments in fixed rate instruments. None of the fixed rate instruments in which the Company invests extend beyond June 30, 2005. Below is a tabular presentation of the maturity profile of the fixed rate instruments held by the Company at June 30, 2000.

                            INTEREST RATE SENSITIVITY
                      PRINCIPAL AMOUNT BY EXPECTED MATURITY
                         WEIGHTED AVERAGE INTEREST RATE

         Date              Investments in Fixed Rate          Weighted Average
                           Instruments                         Interest Rate

         6/30/01             4,156,967                             6.0%
         6/30/02             2,514,105                             6.5%
         6/30/03             3,378,037                             7.0%
         6/30/04             1,446,141                             6.1%
         6/30/05               253,734                             7.1%

Total:                      11,748,984

Fair Value
at 6/30/00                  11,484,176

       All of the Company's revenue, expense and capital purchasing activities are transacted in United States dollars.

       See Note 11 to the Company's Financial Statements for information on long term debt.

Item 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                      FONAR CORPORATION AND SUBSIDIARIES

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES




                                                                Page No.
                                                                -------

INDEPENDENT AUDITORS' REPORT                                       F2

CONSOLIDATED BALANCE SHEETS                                      F3 - F5
At June 30, 2000 AND 1999

CONSOLIDATED STATEMENTS OF OPERATIONS                               F6
For the Three Years Ended June 30, 2000, 1999 and 1998

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY                  F7 -   F12
For the Three Years Ended June 30, 2000, 1999 and 1998

CONSOLIDATED STATEMENTS OF CASH FLOWS                            F13 - F14
For the Three Years Ended June 30, 2000, 1999 and 1998

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                       F15 - F52

SELECTED FINANCIAL DATA                                             (*)
For the Five Years Ended June 30, 2000

(*) Included in Part II, Item 6 of the Form.

Information required by other schedules called for under Regulation S-X is either not applicable or is included in the consolidated financial statements or notes thereto.

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------

To the Board of Directors
FONAR Corporation and Subsidiaries

We have audited the accompanying consolidated balance sheets of FONAR Corporation and Subsidiaries as at June 30, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the years in the three-year period ended June 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of FONAR Corporation and Subsidiaries at June 30, 2000 and 1999, and the consolidated results of their operations and cash flows for each of the years in the three-year period ended June 30, 2000, in conformity with generally accepted accounting principles.

During each of the years in the three-year period ended June 30, 2000, a significant portion of the Company's revenues was from related parties (see Notes 2, 3, 5, 8 and 20).

                                           /S/ TABB, CONIGLIARO & McGANN, P.C.

New York, New York
September 25, 2000

                                      F2

                      FONAR CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                    ASSETS
                                    ------

                                                             June 30,
                                                   ---------------------------
                                                        2000           1999
                                                   ------------   ------------
Current Assets
Cash and cash equivalents                           $11,810,519    $15,175,804
Marketable securities                                11,484,176     20,197,698
Accounts receivable, net                             14,388,662     13,936,734
Costs and estimated earnings in excess of
billings on uncompleted contracts                       968,159      1,463,450
Inventories                                           3,536,169      4,237,778
Investment in sales-type lease with related
party                                                    57,832              -
Prepaid expenses and other current assets               604,059        701,433
                                                   ------------   ------------
Total Current Assets                                 42,849,576     55,712,897

Restricted Cash                                       5,000,000      5,000,000

Property and Equipment - Net                         11,227,454     11,442,493

Advances and Notes to Related Parties,
Net of discounts and allowance for
doubtful accounts of $904,000 at June 30,
2000 and 1999                                         1,158,998      1,434,689

Investment in Sales-Type Lease with Related
Party                                                   872,603              -

Notes Receivable, Net of allowance for
doubtful accounts of $477,456 at June 30,
2000 and 1999                                           500,810         24,796

Excess of Cost Over Net Assets of
Businesses Acquired, Net of accumulated
amortization of $2,716,859 and $1,498,166
at June 30, 2000 and 1999, respectively              21,656,990     22,875,683

Other Intangible Assets, Net                          1,035,924        888,992

Other Assets                                            296,682        268,618
                                                   ------------   ------------
Total Assets                                        $84,599,037    $97,648,168
                                                   ============   ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES

                         CONSOLIDATED BALANCE SHEETS

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------

                                                            June 30,
                                                   ---------------------------
                                                        2000           1999
                                                   ------------   ------------
Current Liabilities
  Current portion of debt
  and capital leases                                $ 6,224,727    $ 4,474,293
  Accounts payable                                    1,738,847      2,401,926
  Other current liabilities                           8,966,929      9,920,991
  Customer advances                                     582,551         95,518
  Income taxes payable                                  896,913        957,140
                                                   ------------   ------------
  Total Current Liabilities                          18,409,967     17,849,868
                                                   ------------   ------------

  Long-term Debt and Capital Leases,
  Less Current Maturities                            14,744,459     20,347,541

  Other Liabilities                                     138,338        131,629
                                                   ------------   ------------
                                                     14,882,797     20,479,170
                                                   ------------   ------------
  Minority Interest                                      21,515         15,357
                                                   ------------   ------------

  Commitments, Contingencies and Other
    Matters (Notes 1, 2, 3, 5, 10, 11,
  12, 14,17 and 19)

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                     LIABILITIES AND STOCKHOLDERS' EQUITY
                     ------------------------------------
                                  (Continued)

                                                             June 30,
                                               -------------------------------
                                                       2000            1999
                                                  ------------   ------------
Stockholders' Equity
  Common stock - $.0001 par value;  authorized
    -  60,000,000  shares;  issued -
    56,604,735  and 53,998,906  shares at June
    30, 2000 and 1999,  respectively;
    outstanding - 56,315,471 and 53,793,042
    shares at June 30, 2000 and 1999,
    respectively                                      $  5,631       $  5,378
  Class B common stock (10 votes per share) -
    $.0001 par value;  authorized - 4,000,000
    shares;  issued and outstanding - 4,211
    and 5,211 shares at June 30, 2000 and 1999,
    respectively                                             -              -
  Class C common stock (25 votes per share) -
    $.0001 par value; authorized - 10,000,000
    shares; issued and outstanding - 9,562,824
    shares at June 30, 2000 and 1999                       956            956
  Class A non-voting preferred stock - $.0001
    par value; authorized - 8,000,000 shares;
    issued and outstanding - 7,836,286 shares
    at June 30, 2000 and 1999                              784            784
  Preferred stock - $.001 par value;
    authorized - 10,000,000 shares; issued
    and outstanding - none                                   -              -
  Paid-in capital in excess of par value            98,581,757     95,385,863
  Accumulated other comprehensive income              (264,808)      (203,106)
  Accumulated deficit                              (44,816,824)   (33,860,837)
  Notes receivable from stockholders                (1,338,005)    (1,226,148)
  Unearned compensation                               (213,374)      (206,878)
  Treasury stock - 289,264 and 205,864 shares
    of common stock at June 30, 2000 and 1999,
    respectively                                      (671,359)      (592,239)
                                                  ------------   ------------
    Total Stockholders' Equity                      51,284,758     59,303,773
                                                  ------------   ------------
    Total Liabilities and Stockholders' Equity    $ 84,599,037   $ 97,648,168
                                                  ============   ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                             For the Years Ended June 30,
                                    ------------------------------------------
                                         2000           1999           1998
                                    ------------   ------------    -----------
Revenues
  Product sales - net               $  1,606,229   $  3,380,467   $  3,937,726
  Product sales - related parties
    - net                              1,752,298           -              -
  Service and repair fees - net        1,692,537      2,301,488      2,520,637
  Management and other fees -
    related parties - net             34,022,733     31,263,089     21,095,994
                                    ------------   ------------    -----------
  Total Revenues - Net                39,073,797     36,945,044     27,554,357
                                    ------------   ------------    -----------
Costs and Expenses
  Costs related to product sales       2,849,046      4,931,803      7,800,569
  Costs related to product sales
  - related parties                    1,573,870           -              -
  Costs related to service and
    repair fees                        2,396,609      2,697,695      2,373,808
  Costs related to management and
    other fees - related parties      23,611,544     21,762,184     13,667,467
  Research and development             5,532,325      6,647,555      6,506,995
  Selling, general and administrative 16,211,414     14,383,842     12,489,539
  Compensatory element of stock
    issuances for selling, general
    and administrative expenses        1,929,706        275,242      1,108,362
  Provision for bad debts                177,162        628,836        929,786
  Amortization of excess of cost
    over net assets of businesses
    acquired                           1,218,693      1,225,942        272,224
                                    ------------   ------------    -----------
  Total Costs and Expenses            55,500,369     52,553,099     45,148,750
                                    ------------   ------------    -----------
Loss from Operations                 (16,426,572)   (15,608,055)   (17,594,393)

Interest Expense                      (1,710,188)    (2,051,290)      (728,327)
Investment Income                      1,919,744      2,110,780      3,708,938
Other Income, Principally Gain on
  Litigation Awards                    5,575,375      1,043,119      8,610,035
Minority Interests in Income
  of Partnerships                       (270,669)      (300,235)      (146,890)
                                    ------------   ------------    -----------
Loss Before Provision for Taxes      (10,912,310)   (14,805,681)    (6,150,637)

Provision (Benefit) for Income Taxes      43,677       (589,918)      (497,551)
                                    ------------   ------------    -----------
Net Loss                            $(10,955,987)  $(14,215,763)  $ (5,653,086)
                                    ============   ============    ===========

Basic and Diluted Net Loss Per Share$       (.17)  $       (.22)  $       (.09)
                                           =====          =====          =====
Weighted Average Number of Shares
  Outstanding                         66,304,716     64,071,151     61,175,986
                                      ==========     ==========     ==========

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 2000

                                                                            Class A
                                                                              Non-       Paid-in                         Notes
                                 Per     Class A Common Stock    Class C     Voting    Capital in       Treasury       Receivable
                                Share    --------------------    Common    Preferred    Excess of         Stock           from
                                Amount     Shares     Amount      Stock      Stock     Par Value         Amount       Stockholders
                                ------   ----------  --------    --------  ---------   -----------     ----------     ------------
Balance - June 30, 1999         $  -     53,793,042  $  5,378    $    956  $    784    $95,385,863     $ (592,239)    $(1,226,148)

Net loss                           -           -         -           -         -              -              -               -

Other comprehensive income,
      net of tax:
    Unrealized losses on
      securities arising
      during the year, net
      of tax                       -           -         -           -         -              -              -               -
    Less: Reclassification
      adjustment for (gains)
      losses included in net
      loss              -          -           -         -           -         -              -              -

Exercise of Stock Options         1.13      389,000        39                              455,780           -           (391,250)
Purchase of common stock           .95         -         -           -         -              -            (79,120)          -
Stock issued to employees
  under stock bonus plans         2.00      193,523        20        -         -           396,662           -               -
Issuance of stock in
  settlement of liabilities       1.51      490,000        49        -         -           742,323           -               -
Shares returned in
  cancellation of notes
  receivable                       -           -         -           -         -              -              -               -
Issuance of stock under
  consulting contracts            1.07    1,429,574       143        -         -         1,539,378           -               -
Issuance of stock for
  acquisition of Central
  Health Care                     3.19       19,332         2        -         -            61,751           -               -
Net reduction in notes
  receivable from
  stockholders                     -           -         -           -         -              -              -             279,393
Amortization of unearned
  compensation                     -           -         -           -         -              -              -               -
Conversion of Class B
  common stock to Class A
  common stock                     -          1,000      -           -         -              -              -               -
                                         ----------  --------    -------- ---------    -----------     ----------     ------------
BALANCE - JUNE 30, 2000                  56,315,471  $  5,631    $    956  $    784    $98,581,757     $ (671,359)    $(1,338,005)
                                         ==========  ========    ======== =========    ===========     ==========     ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 2000

                                                      Accumulated
                                                         Other                                             Comprehensive
                                     Unearned        Comprehensive    Accumulated                             Income
                                   Compensation         Income          Deficit             Total             (Loss)
                                   ------------      -------------    ------------       -----------       -------------
Balance - June 30, 1999            $(206,878)        $  (203,106)     $(33,860,837)      $59,303,773

Net loss                                -                   -          (10,955,987)      (10,955,987)      $(10,955,987)

Other comprehensive income,
      net of tax:
    Unrealized losses on
      securities arising
      during the year, net
      of tax                            -                (47,830)             -              (47,830)           (47,830)
    Less: Reclassification
      adjustment for (gains)
      losses included in net
      loss                              -                (13,872)             -              (13,872)           (13,872)

Exercise of stock options               -                   -                 -               64,569               -
Purchase of common stock                -                   -                 -              (79,120)              -
Stock issued to employees
  under stock bonus plans               -                   -                 -              396,682               -
Issuance of stock in
  settlement of liabilities             -                   -                 -              742,372               -
Shares returned in
  cancellation of notes
  receivable                            -                   -                 -                 -                  -
Issuance of stock under
  consulting contracts              (726,962)               -                 -              812,599               -
Issuance of stock for
  acquisition of Central
  Health Care                           -                   -                 -               61,753               -
Net reduction in notes
  receivable from
  stockholders                          -                   -                 -              279,393               -
Amortization of unearned
  compensation                       720,466                -                 -              720,466               -
Conversion of Class B
  common stock to Class A
  common stock                          -                   -                 -                 -                  -
                                   -----------       -----------      ------------       -----------       ------------
BALANCE - JUNE 30, 2000            $  (213,374)      $  (264,808)     $(44,816,824)      $51,284,758       $(11,017,689)
                                   ===========       ===========      ============       ===========       ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 1999

                                                                            Class A
                                                                              Non-       Paid-in                         Notes
                                 Per     Class A Common Stock    Class C     Voting    Capital in       Treasury       Receivable
                                Share    --------------------    Common    Preferred    Excess of         Stock           from
                                Amount     Shares     Amount      Stock      Stock     Par Value         Amount       Stockholders
                                ------   ----------  --------    --------  ---------   -----------     ----------     ------------
Balance - June 30, 1998         $  -     52,954,465  $  5,294    $    956  $    784    $94,502,717     $ (395,445)    $(1,854,450)

Net loss                           -          -         -           -          -             -              -               -

Other comprehensive income,
      net of tax:
    Unrealized losses on
      securities arising
      during the year, net
      of tax                       -          -         -           -          -             -              -               -
    Less: Reclassification
      adjustment for losses
      included in net loss         -          -         -           -          -             -              -               -

Purchase of common stock          2.03        -         -           -          -             -           (196,794)          -
Stock issued to employees
  under stock bonus plans         1.54      161,180        16       -          -           206,267          -               -
Issuance of stock in
  settlement of liabilities        -        463,161        47       -          -           664,609          -               -
Shares returned in
  cancellation of notes
  receivable                       -       (190,000)      (19)      -          -          (539,357)         -             539,376
Issuance of stock under
  consulting contracts            1.37      202,018        20       -          -           275,817          -               -
Issuance of stock for
  acquisition of Central
  Health Care                     1.37      202,018        20       -          -           275,810          -               -
Net change in notes
  receivable from
  stockholders                     -          -         -           -          -             -              -              88,926
Amortization of unearned
  compensation                     -          -         -           -          -             -              -               -
Conversion of Class B
  common stock to Class A
  common stock                     -            200     -           -          -             -              -               -
                                         ----------  --------    -------- ---------    -----------     ----------     ------------
BALANCE - JUNE 30, 1999                  53,793,042  $  5,378    $    956  $    784    $95,385,863     $ (592,239)    $(1,226,148)
                                         ==========  ========    ======== =========    ===========     ==========     ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 1999

                                                      Accumulated
                                                         Other                                             Comprehensive
                                     Unearned        Comprehensive    Accumulated                             Income
                                   Compensation         Income          Deficit             Total             (Loss)
                                   ------------      -------------    ------------       -----------       -------------
Balance - June 30, 1998            $    -            $   (42,296)     $(19,645,074)      $72,572,486

Net loss                                -                  -           (14,215,763)      (14,215,763)      $(14,215,763)

Other comprehensive income,
      net of tax:
    Unrealized losses on
      securities arising
      during the year, net
      of tax                            -               (194,647)            -              (194,647)          (194,647)
    Less: Reclassification
      adjustment for losses
      included in net loss              -                 33,837             -                33,837             33,837

Purchase of common stock                -                  -                 -              (196,794)
Stock issued to employees
  under stock bonus plans               -                  -                 -               206,283
Issuance of stock in
  settlement of liabilities             -                  -                 -               664,656
Shares returned in
  cancellation of notes
  receivable                            -                  -                 -                 -
Issuance of stock under
  consulting contracts                (275,837)            -                 -                 -
Issuance of stock for
  acquisition of Central
  Health Care                           -                  -                 -               275,830
Net change in notes
  receivable from
  stockholders                          -                  -                 -                88,926
Amortization of unearned
  compensation                          68,959             -                 -                68,959
Conversion of Class B
  common stock to Class A
  common stock                          -                  -                 -                 -
                                   -----------       -----------      ------------       -----------       ------------
BALANCE - JUNE 30, 1999            $  (206,878)      $  (203,106)     $(33,860,837)      $59,303,773       $(14,376,573)
                                   ===========       ===========      ============       ===========       ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 1998

                                                                               Class A
                                                                                 Non-         Paid-in                      Notes
                               Per         Class A Common Stock     Class C     Voting      Capital in      Treasury    Receivable
                              Share      ----------------------     Common     Preferred     Excess of       Stock         from
                              Amount       Shares       Amount       Stock       Stock       Par Value       Amount    Stockholders
                              ------     ----------    --------    ---------   ---------    -----------    ----------  ------------
Balance - June 30, 1997       $  -       49,133,422    $  4,913    $    956    $    785     $90,640,637    $(395,445)   $(1,918,596)

Net loss                         -            -            -           -           -              -            -              -

Other comprehensive income,
     net of tax:
   Unrealized gains on
     securities, net of tax      -            -            -           -           -              -            -              -
Stock issued to employees
  under 1995 stock bonus
  plan                          2.96        400,430          40        -           -          1,184,838        -              -
Shares issued under 1993
  incentive stock option
  plan                          3.00        153,170          15        -           -            459,495        -              -
Issuance of stock under
  1986 incentive stock
  option plan                    .37          3,125           1        -           -              1,171        -              -
Issuance of stock in
  settlement of liabilities     2.75        236,345          23        -           -            650,641        -              -
Shares issued under 1997
  non-statutory plan             -            2,600           1        -           -             19,836        -              -
Issuance of stock under
  consulting contracts          2.79        223,030          22        -           -            622,754        -              -
Additional consideration
  related to acquisition
  of Affordable
  Diagnostics, Inc.             1.60        576,000          57        -           -            923,385        -              -
Issuance of stock in
  substitution for
  4,909,767 warrants             -        2,226,343         222        -           -                (40)       -              -
Net change in notes
  receivable from
  stockholders                   -            -            -           -           -              -            -             64,146
Amortization of unearned
  compensation                   -            -            -           -           -              -            -              -
Class A preferred stock
  retired                        -            -            -           -             (1)          -            -              -
                                         ----------    --------    ---------   ---------    -----------    ----------   -----------

BALANCE - JUNE 30, 1998                  52,954,465    $  5,294    $    956    $    784     $94,502,717    $(395,445)   $(1,854,450)
                                         ==========    ========    =========   =========    ===========    ==========   ===========

See accompanying notes to consolidated financial statements.
                                      F-11

                      FONAR CORPORATION AND SUBSIDIARIES
                CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       FOR THE YEAR ENDED JUNE 30, 1998

                                                       Accumulated
                                                          Other                                            Comprehensive
                                      Unearned        Comprehensive    Accumulated                             Income
                                    Compensation         Income          Deficit            Total              (Loss)
                                    ------------      -------------    ------------       -----------      -------------

Balance - June 30, 1997             $(1,096,000)      $      -         $(13,991,988)      $73,245,262

Net loss                                  -                  -           (5,653,086)       (5,653,086)     $ (5,653,086)

Other comprehensive income,
     net of tax:
   Unrealized gains on
     securities, net of tax               -                (42,296)           -               (42,296)          (42,296)
Stock issued to employees
  under 1995 stock bonus
  plan                                    -                  -                -             1,184,878
Shares issued under 1993
  incentive stock option
  plan                                    -                  -                -               459,510
Issuance of stock under
  1986 incentive stock
  option plan                             -                  -                -                 1,172
Issuance of stock in
  settlement of liabilities               -                  -                -               650,664
Shares issued under 1997
  non-statutory plan                      -                  -                -                19,837
Issuance of stock under
  consulting contracts                    -                  -                -               622,776
Additional consideration
  related to acquisition
  of Affordable
  Diagnostics, Inc.                       -                  -                -               923,442
Issuance of stock in
  substitution for
  4,909,767 warrants                      -                  -                -                   182
Net change in notes
  receivable from
  stockholders                            -                  -                -                64,146
Amortization of unearned
  compensation                        1,096,000              -                -             1,096,000
Class A preferred stock
  retired                                 -                  -                -                    (1)
                                    -----------       ------------     ------------       -----------      ------------

BALANCE - JUNE 30, 1998             $     -             $  (42,296)    $(19,645,074)      $72,572,486      $ (5,695,382)
                                    ===========       ============     ============       ===========      ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                            For the Years Ended June 30,
                                    ------------------------------------------
                                         2000          1999           1998
                                    ------------   ------------   ------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                          $(10,955,987)  $(14,215,763)  $ (5,653,086)
  Adjustments to reconcile net loss
   to net cash provided by (used in)
   operating activities:
     Minority interest in income of
       partnerships                      270,669        300,235        146,890
     Depreciation and amortization     4,670,473      4,657,819      2,917,603
     Gain on sale of equipment                 -        (53,573)              -
     Imputed interest on deferred
       payment obligations               397,521        482,716         27,000
     Provision for bad debts             177,162        628,836        929,786
     Compensatory element of stock
       issuances                       1,929,706        275,242      1,108,362
     Stock issued in settlement of
       current liabilities               742,372        664,656        639,715
     Liabilities assumed by
       purchaser on sale of
       subsidiary                       (824,394)            -              -
     Deferred income taxes                     -       (793,794)    (2,500,000)
     (Increase) decrease in
       operating assets, net:
         Receivable from litigation
           award                               -              -     77,223,460
         Accounts and notes
           receivable                 (1,105,104)    (2,747,268)    (3,911,903)
         Costs and estimated
           earnings in excess of
           billings on uncompleted
           contracts                     495,291       (629,835)      (814,750)
         Inventories                     701,609       (724,156)       (73,113)
         Sales-type lease
           receivable-related party     (935,000)             -              -
         Principal payments received
           on sales-type lease -
           related party                   4,565              -              -
         Prepaid expenses and other
           current assets                 97,374       (415,468)       123,708
         Other assets                     (3,064)       239,817       (270,830)
         Receivables and advances
           to related parties            275,691         65,425        578,511
         Increase (decrease) in
           operating liabilities,
             net:
             Accounts payable           (434,425)       372,374       (175,483)
             Other current
               liabilities              (674,669)        56,758     (1,998,835)
             Customer advances           487,033       (574,213)       (94,671)
             Billings in excess of
               costs and estimated
               earnings on
               uncompleted contracts           -        (31,032)      (161,900)
             Other liabilities             6,709         17,966         12,722
             Income taxes payable        (60,227)         2,498        802,449
                                    ------------    -----------    -----------
          NET CASH (USED IN) PROVIDED
            BY OPERATING ACTIVITIES   (4,736,695)   (12,420,760)    68,855,635
                                    ------------   ------------    -----------


See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             For the Years Ended June 30,
                                   -------------------------------------------
                                         2000           1999            1998
                                    ------------   ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in marketable securities $  8,651,820   $   (106,676)  $(20,294,129)
Expenditures for acquisitions                  -     (2,651,665)    (4,025,000)
Purchases of property and equipment,
net of capital lease obligations
of $215,086, $741,663 and
$1,391,304 for the years ended
June 30, 2000, 1999 and 1998,
respectively                          (2,807,264)             -              -
Costs of capitalized software
development                             (361,323)    (4,774,603)    (2,785,795)
Cost of patents and copyrights                 -        (19,686)       (19,114)
                                    ------------   ------------   ------------
NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES                   5,483,233     (7,552,630)   (27,124,038)
                                    ------------   ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank borrowings                  -              -      5,000,000
Restricted cash for collateral of
bank loan                                      -              -     (5,000,000)
Repayment of borrowings and
capital lease obligations             (3,750,205)    (2,097,596)    (2,260,424)
Proceeds from exercise of stock
options and warrants                      64,569              -          1,353
Repayments of notes receivable in
connection with shares issued
under stock option and bonus
plans                                          -              -        600,493
Dividends paid                                 -     (3,909,366)    (3,945,701)
Purchase of common stock                 (79,120)      (196,794)             -
Distributions to holders of
minority interests                      (347,067)      (398,754)      (237,114)
                                    ------------   ------------   ------------
NET CASH USED IN FINANCING
ACTIVITIES                            (4,111,823)    (6,602,510)    (5,841,393)
                                    ------------   ------------   ------------

(DECREASE) INCREASE IN CASH           (3,365,285)   (26,575,900)    35,890,204

CASH - BEGINNING OF YEAR              15,175,804     41,751,704      5,861,500
                                    ------------   ------------   ------------
CASH - END OF YEAR                  $ 11,810,519   $ 15,175,804   $ 41,751,704
                                    ============   ============   ============

See accompanying notes to consolidated financial statements.

                      FONAR CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2000

NOTE 1 - DESCRIPTION OF BUSINESS

     FONAR Corporation (the "Company" or "FONAR") is a Delaware corporation which was incorporated on July 17, 1978. FONAR is engaged in the research, development, production and marketing of medical scanning equipment which uses principles of Magnetic Resonance Imaging ("MRI") for the detection and diagnosis of human diseases. In addition to deriving revenues from the direct sale of MRI equipment, revenue is also generated from its installed base of customers through its service and upgrade programs.

     Health Management Corporation of America ("HMCA") was organized by the Company in March 1997 as a wholly-owned subsidiary in order to enable the Company to expand into the business of providing comprehensive management services to physicians' practices and other medical providers, including diagnostic imaging centers and ancillary services. The services provided by the Company include development, administration, leasing of office space, facilities and medical equipment, provision of supplies, staffing and supervision of non-medical personnel, legal services, accounting, billing and collection and the development and implementation of practice growth and marketing strategies.

     HMCA entered the physician and diagnostic management services business through the consummation of two acquisitions effective June 30, 1997, two acquisitions, which were consummated during fiscal 1998, and one acquisition consummated in August of 1998. The acquired companies in all cases were actively engaged in the business of managing medical providers. The medical providers are diagnostic imaging centers, principally MRI scanning centers, multi-specialty practices and primary care practices.

NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation
     ---------------------------

The consolidated financial statements include the accounts of FONAR Corporation, its majority and wholly-owned subsidiaries and partnerships and certain medical practices which meet the criteria of the Emerging Issues Task Force ("EITF") consensus no. 97-2. All significant intercompany accounts and transactions have been eliminated in consolidation.

     Use of Estimates
     ----------------

     The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities in the consolidated financial statements and accompanying notes. The most significant estimates relate to contractual and other allowances, income taxes, contingencies and the useful lives of equipment. In addition, healthcare industry reforms and reimbursement practices will continue to impact the Company's operations and the determination of contractual and other allowance estimates. Actual results could differ from those estimates.

                      FONAR CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2000

NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Investment in Marketable Securities
     -----------------------------------

     The Company accounts for its investments using Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in debt and Equity Securities" ("SFAS No. 115"). This standard requires that certain debt and equity securities be adjusted to market value at the end of each accounting period. Unrealized market value gains and losses are charged to earnings if the securities are traded for short-term profit. Otherwise, such unrealized gains and losses are charged or credited to comprehensive income.

     Management determines the proper classifications of investments in obligations with fixed maturities and marketable equity securities at the time of purchase and reevaluates such designations as of each balance sheet date. At June 30, 2000, all securities covered by SFAS No. 115 were designated as available for sale. Accordingly, these securities are stated at fair value, with unrealized gains and losses reported in comprehensive income. Realized gains and losses on sales of investments, as determined on a specific identification basis, are included in the Consolidated Statement of Operations.

     Inventories
     -----------

     Inventories consist of purchased parts, components and supplies, as well as work-in-process, and are stated at the lower of cost (materials, labor and overhead determined on the first-in, first-out method) or market.

     Property and Equipment
     ----------------------

     Property and equipment procured in the normal course of business is stated at cost. Property and equipment purchased in connection with an acquisition is stated at its estimated fair value, generally based on an appraisal. Property and equipment is being depreciated for financial accounting purposes using the straight-line method over the shorter of their estimated useful lives, generally five to seven years, or the term of a capital lease, if applicable. Leasehold improvements are being amortized over the shorter of the useful life or the remaining lease term. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation of these assets are removed from the accounts and the resulting gains or losses are reflected in the results of operations. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

     Excess of Cost Over Net Assets of Businesses Acquired
     -----------------------------------------------------

     The excess of the purchase price over the fair market value of net assets of businesses acquired is being amortized using the straight-line method over 20 years.

                      FONAR CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2000

NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Other Intangible Assets
     -----------------------

     1)  Capitalized Software Development Costs

     Certain software development costs incurred subsequent to the establishment of the software's technological feasibility and completion of the research and development on the product hardware, in which it is to be used, are required to be capitalized. Capitalization ceases when the product is available for general release to customers, at which time amortization of capitalized costs begins. Amortization is calculated on the straight-line basis over 5 years.

     2)  Patents and Copyrights

     Amortization is calculated on the straight-line basis over 17 years.

     Long-Lived Assets
     -----------------

     The Company periodically assesses the recoverability of long-lived assets, including property and equipment, intangibles and excess of cost over net assets of businesses acquired, when there are indications of potential impairment, based on estimates of undiscounted future cash flows. The amount of impairment is calculated by comparing anticipated discounted future cash flows with the carrying value of the related asset. In performing this analysis, management considers such factors as current results, trends, and future prospects, in addition to other economic factors.

     Revenue Recognition
     -------------------

     Revenue on sales contracts for scanners is recognized under the percentage-of-completion method. The Company manufactures its scanners under specific contracts that provide for progress payments. Production and installation take approximately six months. The percentage of completion is determined by the ratio of costs incurred to date on completed sub-assemblies to the total estimated cost for each scanner.

     Contract costs include material, direct labor and overhead. Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are determined. The asset, "Costs and
     Estimated Earnings in Excess of Billings on Uncompleted Contracts", represents revenues recognized in excess of amounts billed. The liability, "Billings in Excess of Costs and Estimated Earnings on
     Uncompleted  Contracts",   represents  billings  in  excess  of  revenues
     recognized.

     Revenue on scanner service contracts are recognized on the straight-line method over the related contract period, usually one year.

     Revenue from sales of other items are recognized upon shipment.

                      FONAR CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2000


NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Revenue Recognition (Continued)
     -------------------

     Revenue under management and lease contracts is recognized based upon contractual agreements for management services rendered by the Company and leases of medical equipment under various long-term agreements with related medical providers (the "PC's"). The PC's are primarily owned by Raymond V. Damadian, M.D., President and Chairman of the Board of FONAR. The Company's agreements with the PC's stipulate fees for services rendered and equipment leased, are primarily calculated on activity based efforts at pre-determined rates per unit of activity. All fees are re-negotiable at the anniversary of the agreements and each year thereafter.

     Research and Development Costs
     ------------------------------

     Research and development costs are charged to expense as incurred. The costs of materials and equipment that are acquired or constructed for research and development activities, and have alternative future uses (either in research and development, marketing or production), are classified as property and equipment and depreciated over their estimated useful lives. Certain software development costs are capitalized. See property and equipment and intangible assets (capitalized software development costs) sections of this note.

     Advertising Costs
     -----------------

     Advertising costs are expensed as incurred.

     Income Taxes
     ------------

     Deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     Product Warranty
     ----------------

     The Company provides currently for the estimated cost to repair or replace products under warranty provisions in effect at the time of installation (generally for one year).

     Customer Advances
     -----------------

     Cash advances and progress payments received on sales orders are reflected as customer advances until such time as revenue recognition begins.

                      FONAR CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2000


NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     Per Share Data
     --------------

     Net income (loss) per common and common equivalent share has been computed based on the weighted average number of common shares and common stock equivalents outstanding during the year. No effect has been given to options outstanding under the Company's Stock Option Plans as no material dilutive effect would result from the exercise of these items.

     During fiscal 1998, the Company retroactively adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS No. 128"), which requires companies to present basic earnings per share and diluted earnings per share. No adjustments were required as a result of this adoption.

     Cash and Cash Equivalents
     -------------------------

     The Company considers all short-term highly liquid investments with a maturity of three months or less when purchased to be cash or cash equivalents.

     At June 30, 2000, the Company had cash deposits of approximately $12,161,117 in excess of federally insured limits.

     Restricted Cash
     ---------------

     At June 30, 2000 and 1999, $5,000,000 of cash has been pledged as collateral on an outstanding bank loan and has been classified as restricted cash on the accompanying balance sheet.

     Fair Value of Financial Instruments
     -----------------------------------

     The financial statements include various estimated fair value information at June 30, 2000, 1999 and 1998, as required by Statement of Financial Accounting Standards 107, "Disclosures about Fair Value of Financial Instruments". Such information, which pertains to the Company's financial instruments, is based on the requirements set forth in that Statement and does not purport to represent the aggregate net fair value to the Company.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

     Cash and cash equivalents: The carrying amount approximates fair value because of the short-term maturity of those instruments.

                      FONAR CORPORATION AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 2000

NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments (Continued)
-----------------------------------

Accounts receivable and accounts payable: The carrying amounts approximate fair value because of the short maturity of those instruments.

Investment in sales-type leases and investments, advances and notes to affiliates and related parties: The carrying amount approximates fair value because the discounted present value of the cash flow generated by the related parties approximates the carrying value of the amounts due to the Company.

Long-term debt and loans payable: The carrying amounts of debt and loans payable approximate fair value due to the length of the maturities, the interest rates being tied to market indices and/or due to the interest rates not being significantly different from the current market rates available to the Company.

All of the Company's financial instruments are held for purposes other than trading.

Stock-Based Compensation
------------------------

Effective for fiscal year 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation", which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provisions of APB Opinion No. 25 and provides proforma net income and proforma earnings per share disclosures for employee stock option grants, as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the proforma disclosure provisions of SFAS No. 123.

Comprehensive Income
--------------------

In November 1997, Statement of Financial Accounting Standard No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"), was issued which establishes standards for reporting and displaying comprehensive income in a full set of financial statements. SFAS No. 130 defines comprehensive income as changes in equity of a business enterprise during the periods presented, except for transactions resulting from investments by an owner and distribution to an owner. SFAS No. 130 does not require a company to present a statement of comprehensive income if no items are present. The Company adopted SFAS No. 130 during fiscal 1998.

Computer Software
-----------------

Effective July 1, 1998, the Company adopted the provisions of SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which revises the accounting for software development costs and requires the capitalization of certain costs. No adjustments were required as a result of this adoption.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE  2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Reclassifications
-----------------

Certain prior year balances have been reclassified to conform with the current year presentation.

NOTE  3 - ACQUISITIONS

Affordable Diagnostics, Inc.
----------------------------

On June 30, 1997, the Company's wholly-owned subsidiary consummated the merger of the assets, liabilities and operations of Affordable Diagnostics, Inc. ("Affordable"), a New York corporation, which managed and operated three diagnostic imaging centers and managed one multi-specialty practice in the Bronx and Westchester, New York. The merger was consummated pursuant to a Merger Agreement ("Agreement") effective June 30, 1997, by and among HMCA's wholly-owned subsidiary, HMCM, Inc. ("HMCM"). Pursuant to the agreement, HMCM acquired all of the assets and liabilities of Affordable through the issuance of 1,764,000 shares of the Company's common stock, valued at $3,630,312, and an additional 576,000 shares of the Company's common stock were issued in June of 1998 valued at $923,442. The additional 576,000 shares were issued in connection with a one-year earnout provision, which was achieved during fiscal 1998.

The merger was accounted for as a purchase, under which the purchase price was allocated to the acquired assets and assumed liabilities based upon fair values at the date of the merger. The excess of the purchase price over the fair value of the net assets acquired amounted to approximately $3,719,000 and is being amortized on a straight-line basis over 20 years. The accompanying consolidated financial statements include the operations of Affordable from the date of the acquisition (June 30, 1997).

Concurrent with the above described transactions, HMCM entered into consulting agreements with the shareholders of Affordable. Under such agreements, 400,000 registered shares of FONAR's common stock, valued at $1,096,000, were issued pursuant to one year consulting agreements with HMCM. The entire $1,096,000 was charged to operations during the year ended June 30, 1998.

Acquisition of RVDC
-------------------

Effective June 30, 1997, FONAR's wholly-owned subsidiary, HMCA, acquired Raymond V. Damadian, M.D. MR Scanning Centers Management Company ("RVDC") and two affiliates, by purchasing all of the issued and outstanding shares of RVDC from Dr. Damadian for 10,000 shares of the common stock of FONAR. The business of RVDC, continued by HMCA, was the management of MRI diagnostics imaging centers in New York, Florida and Georgia.

The Company has accounted for the acquisition in a manner similar to the pooling-of-interests method due to Dr. Damadian's control over both the Company and RVDC.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE  3 - ACQUISITIONS (Continued)

Central Health Care Management Service, Inc.
-------------------------------------------

On January 23, 1998, a wholly-owned subsidiary of HMCA acquired the business and assets of Central Health Care Management Services, Inc. ("Central"), a management service organization ("MSO"), operating in Westchester County, New York. The purchase price was determined based on a multiple of the net positive cash flow from the acquired business over the succeeding twelve-month period. The purchase price was determined to be $1,454,160, $601,665 payable in cash, $551,665 payable in notes, assumption of liabilities aggregating $25,000, and the balance payable in shares of common stock of FONAR valued at $275,830.

The acquisition was accounted for as a purchase, under which the purchase price was allocated to the acquired assets and assumed liabilities, based upon fair values at the date of the acquisition. The excess of the purchase price over the fair value of the net assets acquired amounted to $1,254,160 and is being amortized on a straight-line basis over 20 years. The accompanying consolidated financial statements include the operations of Central from the date of the acquisition (January 23, 1998).

In April of 1999, HMCA entered into consulting agreements with the former shareholders of Central. Under such agreements, 202,018 registered shares of FONAR's common stock, valued at $275,837, were issued pursuant to consulting agreements covering the one-year period commencing April 1999. For the period ended June 30, 2000, $206,878 was charged to operations related to these agreements.

A&A Services, Inc.
------------------

On March 20, 1998, the Company's physician and diagnostic management subsidiary, HMCA, consummated the acquisition of the common stock of A&A Services, Inc. ("A&A"), a New York corporation, which manages four primary care practices in Queens, New York.

Pursuant to the A&A agreements, HMCA acquired all of the common stock of A&A for $4,000,000 in cash, a note payable for $4,000,000 bearing interest at 6.0% per annum, payable in 16 equal quarterly installments of interest and principal, commencing March of 1999, a note payable for $1,293,000, bearing interest at 6.0% per annum, payable in 60 equal monthly installments of principal and interest, commencing April 20, 1998, a deferred payment obligation face amount of $2,000,000 and a contingent payment based on the acquired operations achieving certain earnings objectives over the five-year period following the acquisition date.

The promissory notes are collateralized by all of the assets of the acquired operations and are guaranteed by FONAR.

The acquisition was accounted for as a purchase, under which the purchase price was allocated to the acquired assets and assumed liabilities based upon fair values at the date of the acquisition. The excess of the purchase price over the fair value of the net assets acquired amounted to approximately $10,448,000 and is being amortized on a straight-line basis over 20 years. The accompanying consolidated financial statements include the operations of A&A from the date of the acquisition.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE  3 - ACQUISITIONS (Continued)

A&A Services, Inc. (Continued)
------------------

Subject to the acquired business achieving certain earnings objectives over the five-year period following the date of acquisition, additional monies would be due to the sellers. The contingent additional purchase price is not determinable as of June 30, 2000 and, accordingly, has not been included in the allocated purchase price in light of the contingent nature of the arrangement. If the earnings objectives are ultimately achieved, the additional purchase price will be recorded as additional goodwill subject to amortization over the stated period. No additional payments were due under the earnout provision for the years ended June 30, 2000 and 1999.

Dynamic Health Care Management, Inc.
------------------------------------

On August 20, 1998, the Company's physician and diagnostic management subsidiary, HMCA, consummated the acquisition of the common stock of Dynamic Health Care Management, Inc. ("Dynamic"), a New York corporation, which manages three physician practices on Long Island, New York. The practices consist of internal medicine, physiatry and physical rehabilitation.

Pursuant to the Dynamic agreements, HMCA acquired all of the common stock of Dynamic for $2,000,000 in cash, a note payable for $1,216,230 bearing interest at 7.5% per annum, payable in sixty monthly installments, commencing one month following the closing date, a note payable for $2,870,000 bearing interest at 7.5% per annum payable in three annual installments of principal and interest commencing one year after the closing date, and promissory notes face amount of $5,490,000, payable in thirty-six monthly installments of principal and interest, commencing two years after the closing date.

The promissory notes are collateralized by all of the assets of the acquired operations and are guaranteed by the Company.

The acquisition was accounted for as a purchase, under which the purchase price was allocated to the acquired assets and assumed liabilities based upon fair values at the date of the acquisition. The excess of the purchase price over the fair value of the net assets acquired amounted to $8,951,907 and is being amortized on a straight-line basis over 20 years. The accompanying consolidated financial statements include the operations of Dynamic from the date of acquisition, August 20, 1998.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE  4 - MARKETABLE SECURITIES

The following is a summary of marketable securities at June 30, 2000 and 1999:


                                                   2000
                                -------------------------------------------
                                                 Unrealized
                                                  Holding       Fair Market
                                   Cost            Loss            Value
                                -----------      ----------     -----------

U.S. Government Obligations     $10,198,273      $ (210,045)    $ 9,988,228
Corporate and government
agency bonds                      1,550,711         (54,763)      1,495,948
                                -----------       ---------     -----------
                                $11,748,984      $ (264,808)    $11,484,176
                                ===========      ==========     ===========

                                                   1999
                                -------------------------------------------

                                                 Unrealized
                                                   Holding      Fair Market
                                   Cost             Loss           Value
                                -----------      ----------     -----------

U.S. Government Obligations     $11,023,733      $  (18,302)    $11,005,431
Corporate and government
agency bonds                      9,277,071        (184,304)      9,092,767
Equity securities including
mutual stock funds                  100,000            (500)         99,500
                                -----------      ----------     -----------
                                $20,400,804      $ (203,106)    $20,197,698
                                ===========      ==========     ===========

All debt securities are due within five years. Of the cost at June 30, 2000, $4,156,967 is due within one year.


NOTE 5 - ACCOUNTS RECEIVABLE, NET

Accounts receivable, net is comprised
of the following:

                                             2000            1999
                                         -----------     -----------

Receivable from equipment sales        $  2,379,609    $  1,727,535
Receivables from related PC's            14,937,136      15,486,059
Allowance for doubtful accounts
and contractual allowances               (2,928,083)     (3,276,860)
                                         -----------     -----------
                                       $ 14,388,662    $ 13,936,734
                                        ===========     ===========

The Company's customers are concentrated in healthcare industry.

The Company's receivable from the related PC's substantially consists of fees outstanding under management agreements, service contracts and lease agreements with related PC's. Payment of the outstanding fees is based on collection by the PC's of fees from third party medical reimbursement organizations, principally insurance companies and health management organizations. F-24

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE  5 - ACCOUNTS RECEIVABLE, NET (Continued)

Collection by the Company of its accounts receivable may be impaired by the uncollectibility of medical fees from third party payors, particularly insurance carriers covering automobile no-fault and workers compensation claims due to longer payment cycles and rigorous informational requirements. Approximately 40%, 33% and 25%, respectively, of the PC's 2000, 1999 and 1998 net revenues were derived from no-fault and personal injury protection claims. The Company considers the aging of its accounts receivable in determining the amount of allowance for doubtful accounts. The Company takes all legally available steps, including legally prescribed arbitrations, to collect its receivables. Credit losses associated with the receivables are provided for in the consolidated financial statements and have historically been within management's expectations.

Net revenues from the related PC's accounted for approximately 87%, 85% and 77% of the consolidated net revenues for the years ended June 30, 2000, 1999 and 1998, respectively.

NOTE 6 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS AND CUSTOMER ADVANCES

1) Information relating to uncompleted contracts as of June 30, 2000 and 1999 is as follows:


                                                       As of June 30,
                                                ----------------------------
                                                   2000              1999
                                                ---------         ----------
              Costs incurred on uncompleted
                contracts                       $ 829,441         $2,522,153
              Estimated earnings                  138,718            847,047
                                                ---------         ----------
                                                  968,159          3,369,200
              Less: Billings to date                    -          1,905,750
                                                ---------         ----------
                                                 $968,159         $1,463,450
                                                =========         ==========

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 6 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS AND CUSTOMER ADVANCES (Continued)

Included in the accompanying consolidated balance sheets under the following captions:

                                                        As of June 30,
                                                 ---------------------------
                                                   2000               1999
                                                 --------         ----------

              Costs and estimated earnings in
                excess of billings on
                uncompleted contracts            $968,159         $1,463,450
              Billings in excess of costs and
                estimated earnings on
                uncompleted contracts                   -                 -
                                                 --------         ----------
                                                 $968,159         $1,463,450
                                                 ========         ==========

2) Customer advances consist of the following:


                                                        As of June 30,
                                                 ---------------------------
                                                   2000               1999
                                                 --------         ----------

              Total advances from customers      $582,551         $2,001,268
              Less: Advances from customers
                      on contracts under
                      construction                      -          1,905,750
                                                 --------         ----------
                                                 $582,551           $ 95,518
                                                 ========         ==========

NOTE  7 - INVENTORIES

Inventories included in the accompanying consolidated balance sheets consist of:


                                                        As of June 30,
                                               ---====----------------------
                                                   2000               1999
                                               ----------         ----------
              Purchased parts, components and
                supplies                       $2,916,753         $3,677,568
              Work-in-process                     619,416            560,210
                                               ----------         ----------
                                               $3,536,169         $4,237,778
                                               ==========         ==========

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE  8 - INVESTMENT IN SALES-TYPE LEASE WITH RELATED PARTY

The Company entered into a $935,000 lease agreement with a related party for an MRI scanner which is considered a sales-type lease. The lease is payable in 60 monthly installments of $12,356 each, plus at the end of the 60-month lease, the lessee can elect to continue the lease for an additional five years, at a monthly payment of $12,356, including interest at 10% per annum, or pay a lump sum of $581,544. The Company's investment in sales-type lease as at June 30, 2000 and 1999 is as follows:

                                                        As of June 30,
                                              ------------------------------
                                                  2000                1999
                                              ----------          ----------
              Net minimum lease payments
                receivable                     $1,310,548                $ -
              Less: Unearned income               380,113                  -
                                               ----------         ----------
              Net Investment in
                Sales-type Lease                 $930,435                $ -
                                               ==========         ==========

              Current portion                    $ 57,832                $ -
              Non-current portion                 872,603                  -
                                               ----------         ----------
                                                 $930,435                $ -
                                               ==========         ==========
Future minimum lease payments are as follows:

                                 Years Ended
                                  June 30,
                                 -----------
                                   2001          $ 57,832
                                   2002            63,888
                                   2003            70,578
                                   2004            77,969
                                   2005           660,168
                                                 --------
                                                 $930,435
                                                 ========


NOTE  9 - PROPERTY AND EQUIPMENT

Property  and  equipment,   at  cost,  less   accumulated   depreciation   and
amortization, at June 30, 2000 and 1999, is comprised of:

                                                        As of June 30,
                                                  --------------------------
                                                      2000           1999
                                                  -----------    -----------

              Diagnostic equipment under
                lease                         $ 1,263,181        $ 1,155,039
              Diagnostic equipment              6,776,653          7,325,433
              Research, development and
                demonstration equipment         7,217,601          5,671,375
              Machinery and equipment           6,106,145          6,122,494
              Furniture and fixtures            3,181,390          3,159,797
              Equipment under lease             2,364,088          2,331,423
              Leasehold improvements            2,572,728          2,151,819
                                              -----------        -----------
                                               29,431,786         27,917,380
              Less: Accumulated depreciation
                      and amortization         18,204,332         16,474,887
                                              -----------        -----------
                                              $11,227,454        $11,442,493
                                              ===========        ===========

Depreciation and amortization of property and equipment for the years ended June 30, 2000, 1999 and 1998 was $3,237,384, $3,139,585 and $2,243,535,
respectively.

The equipment under lease has a net book value of $1,285,760 and $2,018,490 at June 30, 2000 and 1999, respectively.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 10 - OTHER INTANGIBLE ASSETS

Other intangible assets, net of accumulated amortization, at June 30, 2000 and 1999 are comprised of:



                                                             As of June 30,
                                                      -----------------------
                                                         2000       1999
                                                      ----------   ----------

              Capitalized software development
                costs                                 $1,560,941   $1,199,618
              Patents and copyrights                   1,125,808    1,125,808
                                                      ----------   ----------
                                                       2,686,749    2,325,426
              Less: Accumulated amortization           1,650,825    1,436,434
                                                      ----------   ----------
                                                      $1,035,924     $888,992
                                                      ==========   ==========

Capitalized computer software costs are being amortized over 5 years. Patents costs are being amortized over 17 years.

Amortization of other intangible assets for the years ended June 30, 2000, 1999 and 1998 was $214,391, $292,295 and $401,984, respectively, of which
$148,167, $208,098 and $238,474, respectively, relate to amortization expense for software development costs.

NOTE 11 - CAPITAL STOCK

Common Stock
------------

Cash dividends payable on the common stock shall, in all cases, be on a per share basis, one hundred twenty percent (120%) of the cash dividend payable on shares of Class B common stock and three hundred sixty percent (360%) of the cash dividend payable on a share of Class C common stock. In addition, as revised pursuant to a legal settlement agreement on April 29, 1997, a special cash dividend shall be payable in an amount equal to 3-1/4% on first $10 million, 4-1/2% on next $20 million, and 5-1/2% on amounts in excess of $30 million of the amount of any cash awards or settlements received by the Company in connection with the enforcement by the Company of United States Patent No. 3,789,832 (Apparatus and Method of Detecting Cancer in Tissue). Pursuant to such dividend entitlement, the Company recorded an obligation of $2,551,146, or approximately $.05 per share of common stock, during fiscal 1997, which was paid during 1998 and 1999.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 11 - CAPITAL STOCK (Continued)

Class B Common Stock
--------------------

Class B common stock is convertible into shares of common stock on a one-for-one basis. Class B common stock has 10 votes per share. During the year ended June 30, 2000, 1,000 shares of Class B common stock were converted to common stock leaving 4,211 of such shares outstanding as of June 30, 2000.

Class C Common Stock
--------------------

On April 3, 1995, the shareholders ratified a proposal creating a new Class C common stock and authorized the exchange offering of three shares of Class C common stock for each share of the Company's outstanding Class B common stock. The Class C common stock has 25 votes per share, as compared to 10 votes per share for the Class B common stock and one vote per share for the common stock. The Class C common stock was offered on a three-for-one basis to the holders of the Class B common stock. Although having greater voting power, each share of Class C common stock has only one-third of the rights of a share of Class B common stock to dividends and distributions. Class C common stock is convertible into shares of common stock on a three-for-one basis. During the year ended June 30, 1996, approximately 3.2 million shares of Class B common stock were converted to Class C common stock.

Class A Non-Voting Preferred Stock
----------------------------------

On April 3, 1995, the shareholders ratified a proposal consisting of the creation of a new class of Class A non-voting preferred stock with special dividend rights and the declaration of a stock dividend on the Company's common stock consisting of one share of Class A non-voting preferred stock for every five shares of common stock. The stock dividend was payable to holders of common stock on October 20, 1995. Class A non-voting preferred stock issued pursuant to such stock dividend approximates 7.8 million shares.

The Class A non-voting preferred stock is entitled to a special dividend equal to 3-1/4% of first $10 million, 4-1/2% of next $20 million and 5-1/2% on amount in excess of $30 million of the amount of any cash awards or settlements received by the Company in connection with the enforcement of five of the Company's patents in its patent lawsuits, less the revised special dividend payable on the common stock with respect to one of the Company's patents. Pursuant to such dividend entitlement, the Company recorded an obligation of $5,086,695, or $.65 per share of Class A preferred stock, during fiscal 1997 and $217,226, or $.03 per share of Class A preferred stock, during fiscal 1996. During fiscal 1998 and 1999, these dividend obligations were paid.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 11 - CAPITAL STOCK (Continued)

The Class A non-voting preferred stock participates on an equal per share basis with the common stock in any dividends declared and ranks equally with the common stock on distribution rights, liquidation rights and other rights and preferences (other than the voting rights).

The above described features essentially enable the holders of the Class A non-voting preferred stock to share in the earnings potential of the Company on substantially the same basis as the common stock. Accordingly, the Company has classified the Class A non-voting preferred stock as a common stock equivalent. Earnings per share and weighted average shares outstanding have been restated to reflect the Class A non-voting preferred stock dividend.

Options
-------

The Company has stock option plans which provide for the awarding of incentive and non-qualified stock options to employees, directors and consultants who may contribute to the success of the Company. The options granted vest either immediately or ratably over a period of time from the date of grant, typically three or four years, at a price determined by the Board of Directors or a committee of the Board of Directors, generally the fair value of the Company's common stock at the date of grant. The options must be exercised within ten years from the date of grant.

Stock option share activity and weighted average exercise prices under these plans and grants for the years ended June 30, 2000, 1999 and 1998 were as follows:

                                                                     Weighted
                                                                      Average
                                                Number of            Exercise
                                                   Shares               Price
                                                ---------            --------

              Outstanding, June 30, 1997          185,860              $ 4.62
              Granted                             556,200                2.99
              Exercised                          (559,325)               2.98
              Forfeited                                 -                   -
                                                 --------              ------
              Outstanding, June 30, 1998          182,735                4.62
              Granted                             205,000                1.23
              Exercised                                 -                   -
              Forfeited                                 -                   -
                                                 --------              ------
              Outstanding, June 30, 1999          387,735                4.62
              Granted                             413,000                1.52
              Exercised                          (374,000)               1.15
              Forfeited                                 -                   -
                                                 --------              ------
              Outstanding, June 30, 2000          426,735              $ 2.83
                                                 ========              ======
              Exercisable at:
                June 30, 1998                     182,735              $ 4.62
                June 30, 1999                     387,735              $ 4.62
                June 30, 2000                     426,735              $ 2.83

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 11 - CAPITAL STOCK (Continued)

Options (Continued)
-------

The exercise price for options outstanding as of June 30, 2000 ranged from $0.75 to $5.00.

On March 10, 1997, HMCA adopted the 1997 Incentive Stock Option Plan, pursuant to which HMCA authorized the issuance of up to 2,000,000 shares (as adjusted for the 8,000-for-1 stock split effective December 15, 1998) of the common stock of HMCA. Options to purchase 1,600,000 shares at an option price of $0.10 per share (as adjusted) were granted on March 10, 1997. One half of the options granted will not become exercisable unless and until the earlier of such time as HMCA successfully completes a public offering of its securities, or HMCA recognizes at least $10,000,000 in revenues for two consecutive fiscal quarters. The remainder of the options will not become exercisable until one year thereafter. The options will expire on March 9, 2007. No options have vested as of June 30, 2000.

On December 16, 1998, HMCA adopted the 1998 Non-Statutory Stock Option Plan, pursuant to which HMCA authorized the issuance of up to 500,000 shares of the common stock of HMCA. Options to purchase 500,000 shares at an option price of $1.00 per share were granted on December 16, 1998. The options granted will not become exercisable unless and until such time as HMCA successfully completes a public offering of its securities. The options will expire on December 15, 2008. No options have vested as of June 30, 2000.

On December 16, 1998, HMCA adopted the 1998 Incentive Stock Option Plan, pursuant to which HMCA authorized the issuance of up to 2,000,000 shares of the common stock of HMCA. Options to purchase 670,000 shares at an option price of $1.00 per share were granted on December 16, 1998. 470,000 of the options granted will not become exercisable unless and until such time as HMCA successfully completes a public offering of its securities, and 200,000 of the options will not become exercisable until one year thereafter. The options will expire on December 15, 2008. No options have vested as of June 30, 2000.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 11 - CAPITAL STOCK (Continued)

Options (Continued)
-------

Stock option share activity and weighted average exercise prices under the HMCA plans and grants for the three years ended June 30, 2000, 1999 and 1998 were as follows:


                                                                    Weighted
                                                                     Average
                                                       Number of    Exercise
                                                          Shares       Price
                                                       ---------   ---------

              Outstanding - June 30, 1998 and
                1997                                   1,600,000       $ .10
              Granted - June 30, 1999                  1,170,000        1.00
                                                       ---------       -----
              Outstanding - June 30, 2000 and
               1999                                    2,770,000       $ .48
                                                       =========       =====
              Exercisable at June 30, 2000,
                1999 and 1998                                  -         $ -
                                                       =========       =====


The Company accounts for its stock option plans under APB Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for these plans been determined consistent with FASB Statement No. 123, the Company's net loss and loss per share would have been effected for the years ended June 30, 2000, 1999 or 1998 as follows:


                                       2000            1999            1998
                                  ------------    ------------    ------------
              Net Loss:
                As reported       $ 10,955,987    $ 14,215,763      $5,653,086
                Proforma          $ 11,059,237    $ 14,256,763      $5,908,938

              Loss Per Share:
                As reported              $0.17           $0.22           $0.09
                Proforma                 $0.17           $0.22           $0.10

The fair value of the options granted under all plans is estimated at $0.23, $0.20 and $0.46, respectively, on the date of grant using the Black-Scholes option-pricing model based on the following assumptions for the years ended June 30, 2000, 1999 and 1998:


                All Plans:
                  Dividend yield                                   0%
                  Expected volatility                             33%
                  Expected life (years)                            1


The risk-free interest rates were based upon a rate with maturity equal to expected term. U.S. Treasury instruments were utilized. The weighted average interest rate amounted to 5.0%.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 11 - CAPITAL STOCK (Continued)

Stock Bonus Plans
-----------------

On May 9, 1997 and April 1, 1995, the Board of Directors adopted Stock Bonus Plans. Under the terms of the Plans, 5,000,000 shares of common stock were reserved for issuance and stock bonuses may be awarded no later than May 8, 2007 for the 1997 Plan and March 31, 2005 for the 1995 Plan. During fiscal 2000, 1999 and 1998, 2,148,429, 826,359 and 849,205 shares, respectively, were issued under the stock bonus plans, of which 234,677, 161,180 and 4,300 shares, respectively, were charged to operations as compensation expense, 490,000, 463,161 and 621,875 shares, respectively, were issued in settlement of liabilities, 19,332, -0- and 10,600 shares, respectively, were issued in exchange for notes, 1,403,420, 202,018 and 223,030 shares, respectively, were issued in connection with consulting agreements, and 1,000, -0- and -0-shares, respectively, were issued upon conversion of Class B to Class A common stock.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 12 - LONG-TERM DEBT, NOTES PAYABLE AND CAPITAL LEASES

Long-term debt, notes payable and capital leases consist of the following:

                                                            June 30,
                                                  ---------------------------
                                                       2000          1999
                                                   -----------    -----------

Construction  loan converted into  a  capital
lease  obligation  during  August  1998.  The
obligation  requires  equal  monthly payments
aggregating  $13,097,  including interest at
13.2%  per  annum,  through  August 2003. The
obligation  is  collateralized by the related
equipment.                                         $   387,580    $   494,030

Promissory    note   payable   to   a   bank,
collateralized  by $5 million  certificate of
deposit,   requiring   monthly   payments  of
interest   only,  at a variable rate based on
the  bank's  prime  rate  (7.22% at June 30,
2000)  with  payment  of the entire principal
due on March 20, 2003.                               5,000,000      5,000,000

Note  payable to the former  shareholders  of
A&A  Services,  Inc.  The note  calls  for 16
quarterly  payments  of  $300,044,  including
interest  at a rate of 6%,  commencing  March
20, 1999. The note is  collateralized  by all
of the assets of the  acquired  business  and
guaranteed by FONAR.                                 2,767,060      3,763,565

Note payable to the former shareholder of A&A
Services,  Inc.  The note  calls for 60 equal
monthly   installments   of   principal   and
interest of $25,000,  including interest at a
rate of 6% per  annum,  commencing  April 20,
1998.  The note is  collateralized  by all of
the  assets  of  the  acquired  business  and
guaranteed by FONAR.                                   758,788      1,005,180

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 12 - LONG-TERM DEBT, NOTES PAYABLE AND CAPITAL LEASES (Continued)



                                                         June 30,
                                                ---------------------------
                                                    2000           1999
                                                -----------     -----------

Note payable calling for monthly  payments of
$9,034,  including  interest  at  a  rate  of
8.875%   through  July  2002.   The  loan  is
collateralized   by   equipment   located  in
Ellwood, Pennsylvania.                          $   205,262     $   290,984

Note  payable to the former  shareholders  of
Dynamic Health Care Management, Inc. The note
calls for three annual payments of principal,
including   interest   at  a   rate   of  6%,
commencing  August  20,  1999.  The  note  is
collateralized  by all of the  assets  of the
acquired business and guaranteed by FONAR.        1,877,776       2,807,742

Note  payable to the former  shareholders  of
Dynamic Health Care Management, Inc. The note
calls for monthly  installments  of principal
and  interest  of $65,417 for the first eight
installments,  followed  by  $16,667  for the
remaining 52  installments.  The installments
include interest at a rate of 7.5% per annum.
The  note  is  collateralized  by  all of the
assets   of   the   acquired   business   and
guaranteed by FONAR.                                564,341         717,327

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 12 - LONG-TERM DEBT, NOTES PAYABLE AND CAPITAL LEASES (Continued)

                                                               June 30,
                                                      -------------------------
                                                          2000          1999
                                                      -----------    ----------

Deferred  payment   obligation,   aggregating
$5,490,000,    payable    to    the    former
shareholders    of   Dynamic    Health   Care
Management,  Inc. The  obligation  is payable
over three years, commencing August 20, 2000,
with   interest   at  7.5%  per  annum.   The
obligation has been recorded, net of discount
of  $739,324,  representing  the value of the
two-year  interest-free   provision  of  this
obligation.  A $100,000 principal payment was
made in  November  1998.  The  obligation  is
collateralized  by all of the  assets  of the
acquired business and guaranteed by FONAR.           $ 5,337,913    $ 5,025,392

Deferred  payment   obligation,   aggregating
$2,000,000, payable to the former shareholder
of  A&A  Services,  Inc.  The  obligation  is
payable over four years,  commencing December
20, 2000, with interest at 6% per annum.  The
obligation  has  been  recorded,   net  of  a
discount of $220,000,  representing  interest
imputed at a rate of 6% over two  years.  The
obligation  is  collateralized  by all of the
assets   of   the   acquired   business   and
guaranteed by FONAR.                                   2,000,000      1,915,000

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 12 - LONG-TERM DEBT, NOTES PAYABLE AND CAPITAL LEASES (Continued)


                                                              June 30,
                                                      -------------------------
                                                          2000        1999
                                                      -----------  -----------

Four  promissory  notes payable to the former
shareholders    of   Central    health   Care
Management Services, LLC. Each note calls for
two equal  annual  installments  of  $11,458,
plus  interest  at prime  rate,  plus 2%, per
annum (11.50% at June 30,  2000),  commencing
April 2000. The  obligations  under each note
are guaranteed by FONAR.                              $    68,749  $    91,665

Four  promissory  notes payable to the former
shareholders    of   Central    Health   Care
Management Services, LLC. Each note calls for
two equal  annual  installments  of  $57,500,
plus  interest  at  prime  rate,  plus 2% per
annum (11.50% at June 30,  2000),  commencing
March 2000. The  obligations  under each note
are guaranteed by FONAR.                                  283,247      460,000

Capital lease requiring  monthly  payments of
$12,595,  including  interest at a rate of 9%
through   October  1,   2002.   The  loan  is
collateralized by related equipment.                      247,824      392,848

Capital   lease  dated  October  13,  1995  -
$513,692,  due $11,173 per month,  commencing
October 1995,  including  interest of 11% for
60 months. The lease is collateralized by the
related equipment.                                        183,243      266,942

Capital  lease dated June 4, 1996 - $412,550,
due $8,972 per month,  commencing  July 1996,
including  interest of 11% for 60 months. The
lease  is   collateralized   by  the  related
equipment.                                                174,407      253,31

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 12 - LONG-TERM DEBT, NOTES PAYABLE AND CAPITAL LEASES (Continued)


                                                             June 30,
                                                   ---------------------------
                                                      2000            1999
                                                   -----------     -----------

Capital lease  obligations  requiring monthly
payments,   aggregating  $24,750,   including
interest at 13.15%.                                $    -          $   430,890


Other (including  capital leases for property
and equipment)                                       1,112,996       1,906,957
                                                   -----------     -----------
                                                    20,969,186      24,821,834
                                                     6,224,727       4,474,293
Less:  Current maturities                          -----------     -----------
                                                   $14,744,459     $20,347,541
                                                   ===========     ===========



The maturities of long-term debt, including debt in arrears, over the next five years and thereafter are as follows:


                                  Years Ended
                                   June 30,
                                  -----------

                                     2001             $ 6,224,727
                                     2002               6,066,441
                                     2003               8,401,334
                                     2004                 247,760
                                     2005                  28,924
                                                      -----------
                                                      $20,969,186
                                                      ===========

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 13 - INCOME TAXES

Components of the provision (benefit) for income taxes are as follows:

                                   2000             1999             1998
                                ----------       ----------       ----------
              Current:
                Federal          $   -           $    -           $1,700,000
                State              43,677           203,876          302,449
                                 --------        ----------       ----------
                                   43,677           203,876        2,002,449
                                 --------        ----------       ----------

              Deferred:
                Federal              -             (659,794)      (2,500,000)
                State                -             (134,000)           -
                                 --------        ----------       ----------
                                     -             (793,794)      (2,500,000)
                                 --------        ----------       ----------
                  Totals         $ 43,677        $ (589,918)      $ (497,551)
                                 ========        ==========       ==========


A reconciliation of the federal statutory income tax rate to the Company's effective tax rate as reported is as follows:


                                           2000           1999           1998
                                         --------       --------       --------
              Taxes at federal
                statutory rate            (34.0)%        (34.0)%        (34.0)%
              State and local
                income taxes, net
                of federal benefit           .4            0.3            3.3
              Permanent differences         1.1            0.8            1.7
              Unutilized net
               operating losses and
               tax credits                 32.9           28.9           20.9
                                          -----          -----          -----
              Effective income tax
                rate                        0.4%          (4.0)%         (8.1)%
                                          =====          =====           =====

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 13 - INCOME TAXES (Continued)

As of June 30, 2000, the Company has net operating loss carryforwards of approximately $26,240,000 that will be available to offset future taxable income. Of these carryforwards, $15,500,000 and $10,740,000 expire on June 30, 2018 and 2019, respectively. Additionally, for federal income tax purposes, the Company has tax credit carryforwards aggregating $2,016,760, which are accounted for under the flow through method. The tax credit carryforwards expire as follows:

                         June 30:
                          2005                     $202,017
                          2006                      101,334
                          2007                      258,200
                          2008                      172,207
                          2016                       70,145
                          2017                      402,590
                          2018                      432,195
                          2019                      378,072
                                                 ----------
                                                 $2,016,760
                                                 ==========

In addition, for New York State income tax purposes, the Company has tax credit carryforwards aggregating $1,120,000, which are accounted for under the flow-through method. The tax credit carryforwards expire during the years 2006 to 2015.

Significant components, tax effected, of the Company's deferred tax assets and liabilities at June 30, 2000 and 1999 are as follows:


                                                       2000           1999
                                                    ----------     ----------
              Deferred tax assets:
                Allowance for doubtful accounts     $1,022,807     $  868,094
                Non-deductible accruals                621,067        737,444
                Net operating carryforwards          9,896,000      5,600,000
                Tax credits                          3,136,906      3,066,761
                Inventory capitalization for
                  tax purposes                          84,000        148,000
                                                    ----------     ----------
                                                    14,760,780     10,420,299
              Valuation allowance                  (13,924,203)    (9,221,699)
                                                    ----------     ----------
              Net deferred tax assets                  836,577      1,198,600
                                                    ----------     ----------

              Deferred tax liabilities:
                Fixed assets and depreciation          661,019      1,107,776
                Capitalized software costs             175,558         90,824
                                                    ----------     ----------
              Gross deferred tax liabilities           836,577      1,198,600
                                                    ----------     ----------
              Net deferred tax liabilities          $    -         $    -
                                                    ==========     ==========


The net change in the valuation allowance for deferred tax assets increased by approximately $4,702,504.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 14 - OTHER CURRENT LIABILITIES

Included in other current liabilities are the following:


                                                  2000              1999
                                              -----------        -----------
              Unearned revenue on service
                contracts                     $   775,032        $   702,406
              Accrued bonus                       729,546          1,187,742
              Accrued payroll taxes               282,158            443,830
              Accrued interest                    259,224            237,270
              Accrued salaries and commissions    870,663            955,500
              Accrued professional fees           653,102            561,938
              Litigation judgements             2,440,037          2,478,794
              Excise and sales taxes            1,847,805          1,789,039
              Other                             1,109,362          1,564,472
                                              -----------        -----------
                                              $ 8,966,929        $ 9,920,991
                                              ===========        ===========



NOTE 15- COMMITMENTS AND CONTINGENCIES

Leases
------

The Company rents its operating facilities and certain equipment pursuant to operating lease agreements expiring at various dates through February 2009. The leases for certain facilities contain escalation clauses relating to increases in real property taxes as well as certain maintenance costs.

Future minimum lease commitments consisted of the following at June 30, 2000:



                                              Facilities
              Year Ended                         and
               June 30,                        Equipment           Capital
              ----------                      -----------        -----------
                 2001                         $ 2,842,411        $ 1,125,425
                 2002                           2,795,293            468,376
                 2003                           2,456,311            320,786
                 2004                           2,263,351             63,097
                 2005                           1,419,919             32,637
              Thereafter                        5,057,702             -
                                              -----------        -----------
              Total minimum obligations       $16,834,987          2,010,321
                                              ===========
              Less: Amount representing
                      interest                                       251,821
                                                                 -----------
              Present value of net minimum
                lease obligations                                $ 1,758,500
                                                                 ===========


Rent expense for operating  leases  approximated  $3,235,075,  $3,266,289  and
$2,382,000  for  the  three  years  ended  June  30,  2000,   1999  and  1998,
respectively.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 15 - COMMITMENTS AND CONTINGENCIES (Continued)

Litigation
----------

On March 4, 1996, the Company filed an action against Toshiba Corporation, Toshiba America Medical Systems, Inc., Toshiba American MRI, Inc. and others alleging infringement of four of its MRI patents. In May 1998, FONAR and Toshiba amicably resolved the litigation and FONAR received a monetary payment from Toshiba. Other terms of the settlement are confidential.

In January 1998, the Company filed an action against Health South, Inc. ("Health South"), in the United States District Court of New York alleging infringement of the Company's Multi-Angle Oblique Imaging Patent (U.S. Patent No. 4,871,966). Health South filed a declaratory judgement counterclaim for non-infringement and invalidity and a third party claim against a manufacturer of certain of its scanners. The case was settled with the manufacturer in December 1999 and with Health South in June, 2000. The terms of the settlement are confidential.

On August 4, 1998, Beal Bank filed a notice of motion for summary judgement against Melville Magnetic Resonance Imaging, P.C. ("Melville Magnetic") and the Company. The motion for summary judgement seeks to recover $733,855, plus accrued interest of $221,809, for payment of a bank loan executed by Melville Magnetic and guaranteed by the Company. In April 1999, a summary judgement was granted against Melville Magnetic and the Company, as a guarantor on the loan. The court's decision is currently under appeal. Included in accrued liabilities at June 30, 1999 and 2000 is $650,000 related to the judgement.

License Agreement and Self-Insurance
------------------------------------

The Company has license agreements with two separate companies, which require the Company to pay a royalty on the Company's future sales of certain NMR imaging apparatus. Royalty expense charged to operations for the years ended June 30, 2000, 1999 and 1998 approximated $36,000, $50,000 and $47,000, respectively.

The Company is self-insured with respect to product liability. During the fiscal years ended June 30, 2000, 1999 and 1998, no material claims arose.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 15 - COMMITMENTS AND CONTINGENCIES (Continued)

Management Contracts
--------------------

In connection with the acquisition of Affordable Diagnostics, Inc. HMCA entered into a management agreement with the former President of Affordable effective July 1, 1997. The agreement provides for a base fee of $52,000 per year for a 5-year period, commencing July 1, 1997, and 60,000 shares of HMCA's common stock valued at $60,000, as signing bonuses. In addition, an additional 240,000 shares of HMCA's common stock are issuable to the consultant provided certain financial hurdles are met over the 5-year term of the agreement. As of June 30, 2000, no additional shares have been earned under the agreement.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 15 - COMMITMENTS AND CONTINGENCIES (Continued)

Employment Agreements
---------------------

On March 20, 1998, a consolidated affiliate of HMCA entered into two employment agreements with the former owners of A&A. Each agreement provides for a base annual salary of $150,000 for the first five years and $315,000 per annum for each year thereafter and shall be increased by 5% per annum up to a minimum base salary of $500,000 per annum. Additionally, each agreement provides for a bonus commencing in the sixth year of the contract, contingent upon meeting certain thresholds of net income. The employment agreements expire fifteen years from March 20, 1998.

On August 20, 1998, a wholly-owned subsidiary of HMCA entered into two employment agreements with the former owners of Dynamic. Each agreement provides for base compensation of $150,000 during the first year with annual cost of living increases for the vefirst five years. Each agreement also provides for an increase in base compensation of $100,000 per annum commencing in the sixth year. In addition, the agreements provide for bonus compensation contingent upon pretax earnings of Dynamic. The employment agreements expire ten years from August 20, 1998.

Minimum annual payments, excluding bonuses, incentives and cost of living increases under these contracts are as follows:


                                  Years Ended
                                   June 30,
                                  -----------

                                     2001                 $  652,000
                                     2002                    652,000
                                     2003                    682,500
                                     2004                  1,096,666
                                     2005                  1,190,000
                                  Thereafter               3,833,334
                                                          ----------
                                                          $8,106,500
                                                          ==========


Employee Benefit Plans
----------------------

The Company has a non-contributory 401(k) plan (the "Plan"). The Plan covers all non-union employees who are at least 21 years of age with no minimum service requirements. There were no employer contributions to the Plan for the years ended June 30, 2000, 1999 and 1998.

The shareholders of the Company approved the 2000 employee stock purchase plan ("ESPP") at the Company's annual shareholders' meeting in April, 2000. The ESSP provides for eligible employees to acquire common stock of the Company at a discount not to exceed 15%. The plan has not been put into effect as of June 30, 2000.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 16 - OTHER INCOME (EXPENSE) AND SUPPLEMENTARY PROFIT AND LOSS DATA

Other income consists of:


                                            For the Years Ended June 30,
                                        -------------------------------------
                                            2000         1999         1998
                                        -----------   ----------   ----------

              Royalties                 $   920,000   $   42,000   $  714,000
              Other income (expense)         93,425       32,950      (61,382)
              Gain on sale of
                subsidiary                1,021,950         -           -
              Gain on settlement of
               various legal
               disputes and other
               claims                     3,540,000    1,618,169    7,957,417
              Litigation provision           -          (650,000)      -
                                        -----------   ----------   ----------
                                        $ 5,575,375   $1,043,119   $8,610,035
                                        ===========   ==========   ==========


In October 1999, the Company sold the stock of its subsidiary, Medical SNI. Medical SNI, based in Haifa, Israel, designs and develops products for the medical imaging and archiving industry. The effects of the sale include the removal of liabilities of approximately $1 million and a pretax gain of $1,021,950. The Company has a non-exclusive, perpetual, royalty-free worldwide license to use and sublicense the then existing technology.

Advertising expense approximated $2,140,000, $2,191,000 and $651,000 for the years ended June 30, 2000, 1999 and 1998, respectively. Maintenance and repair expenses totalled approximately $758,000, $491,000 and $224,000 for the years ended June 30, 2000, 1999 and 1998, respectively. Royalty expenses approximated $36,000, $49,000 and $47,000 for the years ended June 30, 2000, 1999 and 1998, respectively. Amortization of intangible assets was approximately $1,433,000, $1,518,000 and $674,000 for the years ended June 30, 2000, 1999 and 1998, respectively.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 17 - SUPPLEMENTAL CASH FLOW INFORMATION

During the years ended June 30, 2000, 1999 and 1998, the Company paid $1,596,931, $1,768,481 and $343,418 for interest, respectively. During the years ended June 30, 2000, 1999 and 1998, the Company paid $20,144, $201,388 and $1,202,449 for income taxes, respectively.

During the years ended June 30, 1999 and 1998, the Company acquired the assets and assumed the liabilities of various entities. The transactions had the following non-cash impact on the balance sheets:


                                                    1999                  1998
                                              ----------            ----------

                Accounts receivable           $1,900,000              $600,000
                Equipment                         60,000               300,000
                Other assets                           -                     -
                Intangibles                    9,356,067            12,221,442
                Accrued liabilities            1,000,000           (1,100,000)
                Notes payable to sellers     (9,388,572)           (7,073,000)
                Capital lease obligation               -                     -
                Other liabilities                      -                     -
                Deferred taxes payable                 -                     -
                Equity                         (275,830)             (923,442)
                                              ----------            ----------
                Net Cash Used for
                  Acquisitions                $2,651,665            $4,025,000
                                              ==========            ==========

Non-Cash Transactions
---------------------

During the year ended June 30, 2000:

a) The Company issued 490,000 shares of common stock in settlement of current liabilities aggregating $742,372.

b) Property and equipment, costing $215,086, was acquired under a capital lease obligation.

c) In connection with the sale of its foreign subsidiary, the Company issued a note payable aggregating $115,000.

d) The Company issued 19,332 shares of its common stock, valued at $61,753, in connection with the repayment of long-term debt incurred with the acquisition of Central.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 17 - SUPPLEMENTAL CASH FLOW INFORMATION (Continued)

Non-Cash Transactions (Continued)
---------------------

During the year ended June 30, 1999:

a) The Company issued 463,161 shares of common stock in settlement of current liabilities aggregating $664,656.

b) Property and equipment costing $741,663 was acquired under a capital lease obligation.

c) The Company sold equipment to a related party costing $96,427 in consideration of a note receivable aggregating $150,000.

d) The Company converted a current liability aggregating $303,000 to long-term debt.

e) The Company issued 202,018 shares of its common stock valued at $275,830 in connection with the acquisition of Central.

f) The Company issued 202,018 shares of its common stock valued at $275,837, pursuant to consulting contracts with the former shareholders of Central.

During the year ended June 30, 1998:

a) The Company issued 236,345 shares of its common stock in settlement of current liabilities aggregating $632,386.

b) The Company issued 576,000 shares of its common stock valued at $923,442 as additional contingent consideration related to acquisition of Affordable Diagnostics, Inc.

c) The Company issued 385,530 shares of its common stock to employees in satisfaction of accrued liabilities incurred during the fiscal year ended June 30, 1997 aggregating $1,147,906.

d) Accrued interest aggregating $146,330 was reclassified to long-term debt pursuant to a debt restructuring agreement.

e) Equipment costing $800,000 was reclassified from Costs and Estimated Earnings in Excess of Billings on Uncompleted Contracts to Property and Equipment.

f) The Company purchased $1,391,304 of machinery and equipment under capital leases.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 18 - GOVERNMENT REGULATIONS

The healthcare industry is highly regulated by numerous laws, regulations, approvals and licensing requirements at the federal, state and local levels. Regulatory authorities have very broad discretion to interpret and enforce these laws and promulgate corresponding regulation. The Company believes that its operations under agreements pursuant to which it is currently providing services are in material compliance with these laws and regulations. However, there can be no assurance that a court or regulatory authority will not determine that the Company's operations (including arrangements with new or existing clients) violate applicable laws or regulations.

If the Company's interpretation of the relevant laws and regulations is inaccurate, the Company's business and its prospects could be materially and adversely affected. The following are among the laws and regulations that affect the Company's operations and development activities; corporate practice of medicine; fee splitting; anti-referral laws; anti-kickback laws; certificates of need, regulation of diagnostic imaging; no-fault insurance; worker's compensation; and proposed healthcare reform legislation.

NOTE 19 - ADVANCES AND NOTES TO RELATED PARTIES

Effective December 1, 1993, Albany Magnetic Imaging Center, P.C., a Georgia professional corporation, of which Raymond V. Damadian is the sole stockholder ("Albany Center"), purchased the scanner being utilized at its site from the Company for a purchase price of $1,128,844. In June of 1997, the payment terms for the outstanding balance of $344,766 were restructured to provide for 60 equal monthly payments (including interest at the rate of 10% per annum) of $7,325 each, commencing July 1997. The balance due under this note as of June 30, 2000 was $158,745.

Effective December 1, 1993, RVDC assigned its purchase option under the lease to Daytona Beach Magnetic Resonance Imaging, P.A., a Florida professional association of which Raymond V. Damadian is the sole shareholder, Director and President ("Daytona Beach Center") and the Daytona Beach Center exercised the option and purchased the scanner from the Company for a purchase price of $1,416,717.

In May 1999, the payment terms for the outstanding balance of $1,001,507 were restructured to provide for 84 equal monthly payments (including interest at the rate of 10% per annum) of $16,626.20 each, commencing May 1999. The balance due under this note as of June 30, 2000 was $924,451.

During 1994, Melville MRI, P.C. ("Melville Center"), a New York professional corporation of which Raymond V. Damadian is the sole shareholder, Director and President, purchased an MRI scanner from the Company for a purchase price of $1,011,431. Of the purchase price, $900,000 is to be paid by the assumption and payment of the Company's indebtedness to the lender secured by the scanner pursuant to a note bearing interest at 14% per annum and providing for 60 monthly payments of $20,700 each. The remaining $111,431 of the purchase price was to be paid concurrently with the payments to the lender. The payment terms for the principal balance, plus accrued interest (in the aggregate amount of $139,290), were restructured to provide for 60 equal monthly payments
(including interest at the rate of 10% per annum) of $2,959.50 each, commencing July 1998. The balance due under this note as of June 30, 2000 was $91,719.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 19 - ADVANCES AND NOTES TO RELATED PARTIES (Continued)

During 1994, Deerfield Magnetic Resonance Imaging P.A. ("Deerfield Center"), a Florida professional association, of which Raymond V. Damadian is the sole shareholder, Director and President, purchased an MRI scanner from the Company for a purchase price of $962,185. The Deerfield Center paid the remaining balance due under the note during fiscal 1998.

Canarsie MRI Associates ("Canarsie"), a joint venture partnership of which MRI Specialties, Inc. ("Specialties") is an owner, is party to a service agreement for its scanner with the Company at an annual fee of $70,000. Timothy Damadian, the Treasurer of FONAR and President of HMCA, is the sole stockholder, director and president of Specialties.

Pompano MRI Associates ("Pompano"), a joint venture partnership of which Guardian MRI, Inc. ("Guardian") is an owner, is a party to a service agreement for its scanner with the Company at an annual fee of $70,000. Timothy Damadian, the Treasurer of FONAR and President of HMCA, is a stockholder, Director and President of Pompano.

As at June 30, 2000 and 1999, the aggregate indebtedness of Specialties and Canarsie to the Company was $12,629 and $25,720, respectively, and the aggregate indebtedness of Guardian and Pompano to the Company was $17,667 and $29,682, respectively.

NOTE 20 - SEGMENT AND RELATED INFORMATION

Effective July 1, 1998, the Company adopted the provisions of SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public enterprises report information about operating segments in annual financial statements and requires those enterprises to report selected information about operating segments in interim financial reports issued to stockholders. The information for 1998 has been restated from the prior year's presentation in order to conform to the 1999 presentation.

The  Company  operates  in two  industry  segments  -  manufacturing  and  the
servicing  of  medical  equipment  and  management  of  physician   practices,
including diagnostic imaging services.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. All intersegment sales are market-based. The Company evaluates performance based on income or loss from operations.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 20 - SEGMENT AND RELATED INFORMATION (Continued)

Summarized financial information concerning the Company's reportable segments is shown in the following table:

                                                    Physician
                                                    Management
                               Medical Equipment     Services        Totals
                               -----------------   ------------   ------------
    Fiscal 2000:

    Net sales from external
      customers                     $  5,051,064   $ 34,022,733   $ 39,073,797
    Intersegment net sales          $  1,227,075   $      -       $  1,227,075
    Operating (loss) income         $(18,904,534)  $  2,477,962   $(16,426,572)
    Depreciation and amortization   $  1,817,547   $  2,638,529   $  4,456,076
    Compensatory element of stock
     issuances                      $    926,421   $  1,003,285   $  1,929,706
    Total identifiable assets       $ 43,045,691   $ 41,553,346   $ 84,599,037
    Capital expenditures            $  2,081,551   $    940,795   $  3,022,346


    Fiscal 1999:

    Net sales from external
      customers                     $  5,681,955   $ 31,263,089   $ 36,945,044
    Intersegment net sales          $    845,834          -       $    845,834
    Operating (loss) income         $(18,730,341)  $  3,122,286   $(15,608,055)
    Depreciation and amortization   $  1,847,216   $  2,810,603   $  4,657,819
    Compensatory element of stock
     issuances                      $    190,851   $     84,391   $    275,242
    Total identifiable assets       $ 56,310,557   $ 41,337,611   $ 97,648,168
    Capital expenditures            $  4,180,447   $  1,299,392   $  5,479,839


    Fiscal 1998:

    Net sales from external
      customers                     $  6,458,363   $ 21,095,994   $ 27,554,357
    Intersegment net sales          $  1,349,186          -       $  1,349,186
    Operating (loss) income         $(20,292,707)  $  2,698,314   $(17,594,393)
    Depreciation and amortization   $  1,415,783   $  1,501,820   $  2,917,603
    Compensatory element of stock
      issuances                     $     12,362   $  1,096,000   $  1,108,362
    Total identifiable assets       $ 79,235,791   $ 29,211,989   $108,447,780
    Capital expenditures            $  1,889,450   $  2,287,398   $  4,176,848



Export Sales
------------

The Company's areas of operations are principally in the United States. The Company had export sales of medical equipment amounting to 2.8%, 3.4% and 4.6% of consolidated net revenues for the years ended June 30, 2000, 1999 and 1998, respectively.

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000


NOTE 20 - SEGMENT AND RELATED INFORMATION (Continued)

Export Sales (Continued)
------------

The sales were made principally to the following locations:


                                        2000           1999           1998
                                        ----           ----           ----
                  Korea                    -              -           1.8%
                  Spain                 2.8%           3.2%              -
                  Saudi Arabia             -            .2            2.8
                                        ----           ----           ----
                                        2.8%           3.4%           4.6%
                                        ====           ====           ====

The Company does not have any material assets outside of the United States.

Concentration of Credit Risk
----------------------------

Net revenues from related parties accounted for approximately 92%, 85% and 77% of the consolidated net revenues for the years ended June 30, 2000, 1999 and 1998, respectively. Accounts receivable due from related parties approximated 83% and 88% of the consolidated accounts receivable as of June 30, 2000 and 1999, respectively.(NOTE 5)


NOTE 21 - PROFORMA INFORMATION (UNAUDITED)

The Company's consolidated financial statements for the year ended June 30, 1998 do not include the results of operations of A&A Services, Inc. for the period July 1, 1997 through March 20, 1998 and Dynamic for the year ended June 30, 1998, and the consolidated financial statements for the year ended June 30, 1999 do not include the results of operations of Dynamic for the period July 1, 1998 through August 20, 1998. The following summarizes the unaudited proforma results of operations for the years ended June 30, 1999 and 1998, assuming the foregoing acquisition had occurred on June 30, 1999 and 1998 (in thousands, except per share data):

                                                  1999              1998
                                              -----------        -----------
                                              (Unaudited)        (Unaudited)

          Revenue, net                        $    37,624        $    36,747
          Loss from operations                $   (15,447)       $   (16,367)
          Loss before income taxes            $   (14,344)       $    (4,777)
          Basic and diluted net
            loss per share                          $(.22)             $(.08)

                       FONAR CORPORATION AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                  JUNE 30, 2000



NOTE 22 - SUBSEQUENT EVENTS

The Company received approximately $9 million during August of 2000 in connection with the licensing of its technology.

During September 2000, the Company entered into a sales-type lease with a related party for an MRI scanner totalling $935,000. The lease is payable in 60 monthly payments of $12,356 each, plus at the end of the 60-month lease, the lessee can elect to continue the lease for an additional five years, at a monthly payment of $12,356, including interest at 10% per annum, or pay a lump sum of $581,544.

ITEM 9.    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
               ACCOUNTING AND FINANCIAL DISCLOSURE.

                                     None.



                                    PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

Directors serve from the date of their election until the next annual meeting of stockholders and until their successors are elected and qualify. With the exception of Dr. Raymond V. Damadian, who does not receive any fees for serving as a director, each director receives $20,000 per annum for his or her service as a director. Officers serve at the discretion of the Board of Directors.

   The officers and directors of the Company are set forth below:

     Raymond V. Damadian, M.D.   64   President, Chairman
                                      of the Board and a Director

     Timothy R. Damadian         36   Treasurer of FONAR; President of HMCA

     David B. Terry              53   Vice President and Secretary

     Claudette J.V. Chan         63   Director

     Robert J. Janoff            73   Director

     Charles N. O'Data           64   Director



     Raymond V. Damadian, M.D. has been the Chairman of the Board and President of FONAR since its inception. Dr. Damadian was employed by the State University of New York, Downstate Medical Center, New York, as an Associate Professor of Biophysics from 1967 until September 1979. Dr. Damadian received an M.D. degree in 1960 from Albert Einstein College of Medicine, New York, and a B.S. degree in mathematics from the University of Wisconsin in 1956. In addition, Dr. Damadian conducted post-graduate work at Harvard University, where he studied extensively in the fields of physics, mathematics and electronics. Dr. Damadian is the author of numerous articles and books on the nuclear magnetic resonance effect in human tissue, which is the theoretical basis for the FONAR MRI scanners. Dr. Damadian is a 1988 recipient of the National Medal of Technology and in 1989 was inducted into the National Inventors Hall of Fame, for his contributions in conceiving and developing the application of magnetic resonance technology to medical applications including whole body scanning and diagnostic imaging. Dr. Damadian is the director of HMCA.

     Timothy R. Damadian has been Treasurer of FONAR since December 1998 and President of HMCA since its formation in March 1997. Mr. Damadian served as a field service technician for FONAR, after graduating from Suburban Technical School in 1982, where he studied digital computer technology. Mr. Damadian became Director of Manufacturing in October 1989 and was promoted to Vice President of Operations of FONAR in July 1992, in which position he served until December, 1998. Timothy Damadian is the son of Raymond V. Damadian and nephew of David Terry and Claudette Chan.

     David B. Terry is the Vice President of Administration and Secretary of the Company. Mr. Terry has been serving as Vice President since December 1998 and as Secretary since May, 1990. Previously, he served as Treasurer from May 1990 to December, 1998, as Secretary from July 1978 through June 1987 and as Treasurer from August 1981 through June 1987. From July 1978 through June 1987, he was also a Director of the Company. Between July 1987 and January 1990, Mr. Terry was a co-owner and actively engaged in the business of Carman-Terry Realty, a real estate brokerage firm. In January 1990, Mr. Terry resumed his employment with the Company. Mr. Terry is the brother-in-law of Raymond V. Damadian and uncle of Timothy R. Damadian.

     Claudette J.V. Chan has been a Director of FONAR since October 1987. Mrs. Chan has been employed since 1992 by Raymond V. Damadian, M.D. MR Scanning Centers Management Company as "site inspector," in which capacity she is responsible for supervising and implementing standard procedures and policies for MRI scanning centers. From 1989 to 1994 Mrs. Chan was employed by St. Matthew's and St. Timothy's Neighborhood Center, Inc., as the director of volunteers in the "Meals on Wheels" program, a program which cares for the elderly. In approximately 1983, Mrs. Chan formed the Claudette Penot Collection, a retail mail-order business specializing in women's apparel and gifts, of which she was the President until she stopped operating the business in approximately 1989. Mrs. Chan practiced and taught in the field of nursing until 1973, when her son was born. She received a bachelor of science degree in nursing from Cornell University in 1960. Mrs. Chan is the sister of Raymond
V. Damadian and aunt of Timothy R. Damadian.

     Robert J. Janoff has been a Director of FONAR since February, 1989. Mr. Janoff has been a self-employed New York State licensed private investigator for more than thirty-five years and was a Senior Adjustor in Empire Insurance Group for more than 15 years until retiring from that position on July 1, 1997. Mr. Janoff also served, from June 1985 to June 1991, as President of Action Data Management Strategies, Ltd., a supplier of computer programs for use by insurance companies. Mr. Janoff is a member of the Board of Directors of Harmony Heights of Oyster Bay, New York, which is a nonprofit residential school for girls with learning disabilities.

     Charles N. O'Data has been a Director of FONAR since February, 1998. From 1968 to 1997, Mr. O'Data was the Vice President for Development for Geneva College, a liberal arts college located in western Pennsylvania. In that capacity, he acted as the College's chief investment officer. His responsibilities included management of the College's endowment fund and fund raising. In July 1997, Mr. O'Data retired from Geneva College after 36 years of service to assume a position of National Sales Executive for SC Johnson Company's Professional Markets Group (a unit of SC Johnson Wax), and specialized in healthcare and education sales, a position he held until the spring of 1999. Mr. O'Data acts an independent financial consultant to various entities, including Pittsburgh National Bank. Mr. O'Data served on the board of the Medical Center, Beaver, a 500 bed acute care facility, for 22 years, three as the Board Chair. He founded The Beaver County Foundation, a Community Foundation, in 1992, and serves as its President. Mr. O'Data is a graduate of Geneva College, where he received a B.S. degree in Economics in 1958. Mr. O'Data is listed as a finance associate in the Middle States Association, Commission on Higher Education. The commission is the formal accrediting body for higher education in the eastern region of the country. In this capacity he valuates the financial aspects of educational organizations.


ITEM 11.  EXECUTIVE COMPENSATION.

     With the exception of the Chief Executive Officer, the compensation of the Company's executive officers is based on a combination of salary and bonuses based on performance. The Chief Executive Officer's compensation consists only of a salary which has remained constant for more than the past three fiscal years.

     The Board of Directors does not have a compensation Committee: Dr. Raymond V. Damadian, President, Chief Executive Officer and Chairman of the Board, is the only executive officer who is a member of the Board of Directors. Dr. Damadian participates in the determination of executive compensation for the Company's officers.

     The Board of Directors has established an audit committee. The members of the committee are Raymond V. Damadian, Robert J. Janoff and Charles N. O'Data.

     There is set forth in the following Summary Compensation Table the compensation provided by the Company during fiscal 2000 to its Chief Executive Officer. There is set forth in the following Option Grant Table and Option Exercise Table any stock options granted and exercised by Dr. Damadian during fiscal 2000.

I.  SUMMARY COMPENSATION TABLE

                                                                Long Term Compensation
                                                      ----------------------------------------
                Annual Compensation                         Awards                 Payouts
-------------------------------------------------     -------------------     ----------------
  (a)           (b)       (c)       (d)    (e)           (f)        (g)        (h)       (i)
  Name                                    Other                                          All
  and                                     Annual      Restricted                        Other
Principal                                 Compen-      Stock      Options     LTIP     Compen-
Position                 Salary    Bonus  sation       Award(s)     SARs      Payouts   sation
   2           Year       ($)       ($)     ($)          ($)        (#)        ($)       ($)
----------     ----    ----------  -----  -------     ----------  -------     -------  -------
Raymond V.     2000    $86,799.97   -       -           -            -         -          -
Damadian,      1999    $86,799.96   -       -           -            -         -          -
President      1998    $84,218.10   -       -           -            -         -          -
& CEO



II.  OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                              Potential
                                                              Realizable
                                                           Value at Assumed
                                                             Annual Rates      Alternative
                                                            of Stock Price     to (f) and
                                                           Appreciation for    (g): Grant
                   Individual Grants                         Option Term       Date  Value
-------------------------------------------------------    ----------------    -----------
(a)           (b)         (c)       (d)         (e)          (f)      (g)         (h)
                      % of Total
                       Options/
                         SARs
            Options/  Granted to  Excercise                                      Grant
              SARs    Employees    or Base                                        Date
            Granted   in Fiscal     Price    Expiration                         Present
Name          (#)       Year       ($/Sh)       Date       5% ($)   10% ($)      Value $
----------  --------  ----------  ---------  ----------    ------   -------    -----------
Raymond V.
Damadian,       0         -           -           -           -       -            -
President
& CEO


III.  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE


Aggregated  Options/SAR  Exercises in Last Fiscal Year, and FY-End  Option/Sar
Value

---------     --------     --------     ------------     --------------------
(a)              (b)         (c)           (d)                (e)
               Shares       Value       Number of        Value of Unexercised
Name          Acquired     Realized     Unexercised      In-the-Money
                 on          ($)        Options/SARs     Options/SARs at
              Exercise                  at FY-End (#)    FY-End ($)
                (#)
                                        Exercisable/      Exercisable/
                                        Unexercisable     Unexercisable
----------   ---------     --------     -------------    --------------------

Raymond V.       0            -              0                 -
Damadian,
President
and CEO


EMPLOYEE COMPENSATION PLANS

     FONAR's 1993 Incentive Stock Option Plan, adopted on March 26, 1993, is intended to qualify as an incentive stock option plan under Section 422A of the Internal Revenue Code of 1954, as amended. The 1993 Incentive Stock Option
Plan permits the issuance of stock options covering an aggregate of 1,500,000 shares of Common Stock of FONAR. The options have an exercise price equal to the fair market value of the underlying stock on the date the option is granted, are nontransferable, are exercisable for a period not exceeding ten years and expire upon the voluntary termination of employment. The 1993 Stock
Option Plan will terminate on March 25, 2003. As of June 30, 2000, options to purchase 311,830 shares of Common Stock were available for future grant under the plan.

     FONAR's 1997  Nonstatutory  Stock  Option  Plan,  adopted on May 9, 1997, permits the  issuance of stock  options  covering an  aggregate  of  5,000,000 shares of Common Stock of FONAR.  The options may be issued at such prices and upon  such  terms  and  conditions  as  are  determined  by  FONAR.  The  1997
Nonstatutory  Stock Option Plan will  terminate on May 8, 2007. As of June 30,
2000,  options  to  purchase  4,572,400  shares of Common  Stock of FONAR were available for future grant.

     FONAR's 1997 Stock Bonus Plan, adopted on May 9, 1997, permits FONAR to issue an aggregate of 5,000,000 shares of Common Stock of FONAR as a bonus or compensation. FONAR selects the persons to whom bonus stock will be issued, the number of shares to be awarded and such other terms and conditions as it deems advisable. The 1997 Stock Bonus Plan will terminate on May 8, 2007. As of June 30, 2000, 2,013,344 shares of Common Stock of FONAR were available for future grant.

     HMCA's 1997  Incentive  Stock Option Plan,  adopted on March 10, 1997, is intended to qualify as an incentive  stock  option plan under  Section 422A of the Internal Revenue Code of 1954, as amended. The 1997 Incentive Stock Option
Plan permits the issuance of stock options  covering an aggregate of 2,000,000 shares of Common Stock of HMCA.  The options  have an exercise  price equal to the fair  market  value of the  underlying  stock  on the date the  option  is granted, are  nontransferable,  are exercisable for a period not exceeding ten
years  and  expire  upon  the  voluntary   termination  of   employment.   The
exercisability  of  the  options  granted  to  date  is  contingent  upon  the successful  completion by HMCA of a public  offering of its  securities or the recognition  by HMCA of at least  $10  million  in  revenues  for at least two consecutive  fiscal  quarters.  The 1997 Stock  Option Plan will  terminate on
March 9, 2007. As of June 30, 1999, options to purchase 400,000 shares of HMCA
Common Stock were available for future grant under the plan.

     HMCA's 1998 Incentive Stock Option Plan, adopted on December 16, 1998, is intended to qualify as an incentive  stock  option plan under  Section 422A of the Internal Revenue Code of 1954, as amended. The 1998 Incentive Stock Option
Plan permits the issuance of stock options  covering an aggregate of 2,000,000 shares of Common Stock of HMCA.  The options  have an exercise  price equal to the fair  market  value of the  underlying  stock  on the date the  option  is granted, are  nontransferable,  are exercisable for a period not exceeding ten
years  and  expire  upon  the  voluntary   termination  of   employment.   The
excessability of the options granted to date is contingent upon the successful completion  by HMCA of a public  offering  of its  securities.  The 1998 Stock
Option Plan will terminate on December 15, 2008. As of June 30, 1999,  options to purchase  1,330,000  shares of HMCA Common Stock were  available for future grant under the plan.

     HMCA's 1998 Nonstatutory Stock Option Plan, adopted on December 16, 1998, permits the issuance of stock options covering an aggregate of 500,000 shares of Common Stock of HMCA. The options may be issued at such prices and upon such terms and conditions as are determined by HMCA. The exercisability of the options granted to date is contingent upon the successful completion by HMCA of a public offering of its securities. The 1998 Nonstatutory Stock Option
Plan will terminate on December 15, 2008. As of June 30, 1999, options to purchase 100,000 shares of Common Stock were available for future grant.



ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth the number and percentage of shares of the Company's securities held by each director, by each person known by the Company to own in excess of five percent of the Company's voting securities and by all officers and directors as a group as of September 6, 2000.

Name and Address of                 Shares           Percent
Beneficial Owner (1)           Beneficially Owned    of Class

Raymond V. Damadian, M.D.
c/o FONAR Corporation
Melville, New York
 Director, President
 CEO, 5% + Stockholder
    Common Stock                     2,488,274             4.39%
    Class C Stock                    9,561,174            99.98%
    Class A Preferred                  477,328             6.09%

Claudette Chan
Director
    Common Stock                         2,648                 *
    Class A Preferred                      800                 *

Robert J. Janoff
Director
    Common Stock                        50,000                 *
    Class A Preferred                    1,999                 *

Charles N. O'Data
Director
    Common Stock                           700                 *

All Officers and Directors
as a Group (6 persons) (2)
    Common Stock                      2,522,469            4.45%
    Class C Stock                     9,561,174           99.98%
    Class A Preferred                   492,744            6.29%
---------------------------
*   Less than one percent

1. Address provided for each beneficial owner owning more than five percent of the voting securities of the Company.

2. Includes 101 shares of the Company's Common Stock and 19 shares of the Company's Class A Non-voting Preferred Stock held by an officer jointly with his wife and 192 shares of the Company's Common Stock and 38 shares of the Company's Class A Non-voting Preferred Stock held in trust by an officer for his children.


ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Background.

     On April 7, 1989, at a time when the Company lacked both the financing and working capital to establish its own centers, Donna Damadian, the wife of Raymond V. Damadian, M.D., Chairman and President of the Company, purchased from FONAR a scanner for a purchase price of $1,508,000 (the price paid by FONAR's customers for like equipment). $1.2 million was paid in cash, providing a much needed cash infusion for the Company, and the balance was paid over time with interest pursuant to a promissory note of even date. The scanner was leased to Macon Magnetic Resonance Imaging, P.C., a Georgia professional corporation wholly-owned by, and of which Dr. Damadian is, the President. Thereafter, between 1990 and 1996, Raymond V. Damadian, M.D. MRI
Scanning  Centers  Management  Company,  a Delaware  corporation  of which Dr.
Damadian was the sole stockholder, director and President ("RVDC"), purchased and leased scanners from FONAR to establish a network of professional corporations operating MRI scanning centers ("Centers"), including the Macon
Center, in New York, Florida, Georgia and other locations. Dr. Damadian was the owner, director and President of each of these professional corporations.
RVDC provided the necessary management and the scanners to the Centers, although in certain situations, a Center would acquire the scanner directly from FONAR.

ACQUISITION OF RVDC.

     Effective  June  30,  1997,  FONAR's  wholly-owned   subsidiary,   Health
Management  Corporation of America  ("HMCA"),  formerly  known as U.S.  Health
Management  Corporation,  acquired  RVDC by  purchasing  all of the issued and outstanding  shares of RVDC from Dr.  Damadian for 10,000 shares of the Common
Stock of FONAR. The transactions can be rescinded by Dr. Damadian, however, in the event of a change of control in FONAR or the bankruptcy of FONAR. There is no time limit on the right to rescind.  In  connection  with the  transaction,
FONAR granted RVDC a nonexclusive  royalty free license to FONAR's patents and software.  These  licenses  may be  terminated  by FONAR  in the  event of the bankruptcy of RVDC or a change in control of RVDC.

     In connection with and immediately prior to the sale of RVDC to HMCA, certain leases and sales of scanners to RVDC were terminated. The scanners were then leased directly to the Centers at which they were installed pursuant to new scanner leases between HMCA and the Centers.

NEW AGREEMENTS WITH HMCA.

     Effective July 1, 1997, immediately following the effective date of the acquisition of RVDC by HMCA, all previous management arrangements between RVDC and the Centers were terminated and new management agreements were entered into by the Centers and HMCA ("Management Agreements").

     Pursuant to the Management Agreements, HMCA is providing comprehensive management and administrative services and office facilities, including billing and collection of accounts, payroll and accounts payable processing, supplies and utilities to the Centers. Under the Management Agreements, HMCA provides service through FONAR for the scanners at the Centers, eliminating the need for the Centers to have separate service agreements for their scanners. In total, 15 of the Centers previously managed by RVDC and three additional Centers opened after the acquisition, have Management Agreements with HMCA.

     With respect to the scanners at 9 of the 18 Centers, the lease or sales agreement between RVDC (or the Center in some cases) and FONAR were terminated. In substitution for the previous arrangements, HMCA, effective as of July 1, 1997, entered into new scanner leases ("Scanner Leases") with these Centers pursuant to which the scanners are provided to the Centers.

     The fees to HMCA under both the  Management  Agreements  and the  Scanner
Leases are on a per scan basis.

     During the fiscal year ended June 30, 2000 the net revenues received by HMCA from the Centers owned by Dr. Damadian were approximately $17.2 million.

     Effective December 1, 1993, one of the Centers, Albany Magnetic Resonance
Imaging, P.C. (the "Albany Center"), a Georgia professional corporation of which Raymond V. Damadian is the sole shareholder, director and President, purchased the scanner being utilized at its site from the Company for a purchase price of $1,128,844, which in Fonar's opinion represented a fair market price based on sales of like equipment by Fonar to its customers. Of the purchase price, $574,077 was paid by the assumption and payment of the Company's indebtedness to the lender secured by the scanner. Such indebtedness to the lender was retired pursuant to a new equipment finance lease between the lender and the Albany Center, guaranteed by the Company, providing for 18 monthly payments of $35,000 each. Following payment of the lease, the remaining $554,767 of the purchase price due to the Company was required to be paid pursuant to a promissory note, with interest at 10% per annum, over an 18 month term (17 payments of $35,000 each and one final payment of $2,454.08).
In June, 1997, the payment terms for the outstanding balance of $344,766 were restructured to provide for 60 equal monthly payments (including interest at the rate of 10% per annum) of $7,325.27 each commencing July, 1997.

     Effective  December 1, 1993,  Daytona Beach Magnetic  Resonance  Imaging,
P.A. (the "Daytona Beach Center"), a Florida professional association of which
Raymond V. Damadian is the sole shareholder, director and President, purchased the scanner being utilized at its site from the Company for a purchase price of $1,416,717, which in Fonar's opinion represented a fair market price based on sales of like equipment by Fonar to its customers. Of the purchase price, $328,044 was paid by the assumption and payment of the Company's indebtedness to the lender secured by the scanner. Such indebtedness to the lender was retired pursuant to a new equipment finance lease between the lender and the Daytona Beach Center, guaranteed by the Company, providing for 18 monthly payments of $20,000 each. The remaining $1,088,673 of the purchase price due to the Company was required to be paid pursuant to a promissory note, with interest at 10% per annum. In May, 1999, the payment terms for the outstanding balance of $1,001,507 were restructured to provide for 84 equal monthly payments (including interest at the rate of 10% per annum) of $16,626.20 each commencing May 1999.

     On June 30, 1994, Melville MRI, P.C. (the "Melville Center"), a New York professional corporation of which Raymond V. Damadian is the sole shareholder, director and President, purchased the scanner being utilized at its site from the Company for a purchase price of $1,011,431.12, which in Fonar's opinion represented a fair market price based on sales of like equipment by Fonar to its customers. Of the purchase price, $900,000 is to be paid by the assumption and payment of the Company's indebtedness to the lender secured by the scanner pursuant to a note bearing interest at 14% per annum and providing for 60 monthly payments of $20,700 each. The remaining $111,431.12 of the purchase price was to be paid concurrently with the payments to the lender. The payment terms for the principal balance, plus accrued interest (in the aggregate amount of $139,290) were restructured to provide for 60 equal monthly payments
(including interest at the rate of 10% per annum) of $2,959.50 each commencing
July, 1998.

ACQUISITION OF THE AFFORDABLE COMPANIES.

     Effective  June 30, 1997,  HMCA acquired a group of several  interrelated corporations,  limited  liability  companies  and  a  partnership  engaged  in managing three diagnostic imaging centers and one multi-specialty  practice in
New  York  State  (the  "Affordable   Companies")  pursuant  to  a  series  of
transactions  concluding  with a merger between a  wholly-owned  subsidiary of
HMCA and  Affordable  Diagnostics,  Inc.  Concurrently  with the  acquisition,
Raymond V. Damadian  purchased  three New York  professional  corporations  to which the Affordable  Companies  were  providing  their services under several agreements.  Dr. Damadian is the sole  stockholder,  director and President of these professional corporations (the "Affordable Professional  Corporations").
During  the  fiscal  year  ended  June 30,  2000,  the net  revenues  from the
Affordable Professional Corporations were approximately $2.8 million.

ACQUISITION OF A & A SERVICES.

     Effective  March 20,  1998,  HMCA  acquired A & A Services,  Inc. ("A & A
Services"),  an MSO managing four primary care practices in Queens County, New
York. Concurrently with the acquisition, Raymond V. Damadian purchased the four New York professional service corporations under contract with A & A
Services (the "A & A Professional Corporations"). During the fiscal year ended
June 30, 2000, the net revenues from the A & A Professional  Corporations were
$4.0 million.

ACQUISITION OF DYNAMIC HEALTH CARE MANAGEMENT

     Effective  August 20, 1998, HMCA acquired Dynamic Health Care Management,
Inc.  ("Dynamic"),  an MSO managing  three  physician  practices in Nassau and
Suffolk Counties on Long Island, New York.  Concurrently with the acquisition,
Raymond V. Damadian  purchased two  professional  service  corporations  under contract with Dynamic (the "Dynamic  Professional  Corporations").  During the
fiscal  year  ended  June  30,  2000,   the  net  revenues  from  the  Dynamic
Professional Corporations were $7.3 million.

     HMCA performs  management  services for Superior Medical  Services,  P.C.
("Superior"), a New York professional corporation of which Raymond V. Damadian
is  the  sole   stockholder,   director  and  President.   Superior   conducts
multi-specialty  practices  at  locations  in Yonkers,  Elmont,  Elmhurst  and
Riverdale,  New York.  During the fiscal  year  ended June 30,  2000,  the net revenues from Superior were $2.6 million.

     Pursuant to an agreement  dated March 31,  1993,  RVDC agreed to purchase
the  Company's  general  partnership   interest   (approximately  92%  of  the
partnership)  in a partnership  owning and operating an MRI scanning center in
Bensonhurst (Brooklyn), New York. Robert Janoff, a director of the Company, is a limited  partner  in the  partnership.  The  partnership  is also party to a service agreement with the Company. The current annual rate is $50,000 for the one year  service  contract  from July 1, 2000 to July 30,  2001.  The rate in effect during the prior year was also $50,000.

     Pursuant to an agreement dated September 30, 1993, AMD sold its interests in a partnership operating an MRI scanning center in Melbourne, Florida to Melbourne Magnetic Resonance Imaging, P.A. (the "Melbourne Facility"), for a purchase price of $150,000. The purchase price is payable, with interest at 10% per annum, over a period of fifteen months commencing September 1, 1995 as follows: $13,500 per month for the first fourteen months and $1,185.60 for the fifteenth month. The Melbourne Facility is a Florida professional corporation of which Raymond V. Damadian is the sole stockholder, director and President.
The partnership is presently inactive.

     Pursuant to an  agreement  dated  September  30,  1993,  AMD sold to Dade
County MRI, P.A. its interests in a partnership which had formerly operated an MRI scanning center in Miami, Florida. The purchase price of $100,000 is payable, with interest at 10% per annum,in sixty (60) equal consecutive monthly installments of principal and interest (including interest accrued from September 30, 1993), commencing 90 days after the scanner is placed in service. The partnership is presently inactive. Dade County MRI, P.A. is a Florida professional association of which Raymond V. Damadian is the sole stockholder, director and President.

     Pursuant  to a sales  agreement  dated  April 1,  1996,  RVDC  agreed  to purchase an MRI scanner with certain upgrades from the Company which RVDC then contributed  to Orlando MRI  Associates,  Limited  Partnership  (the  "Orlando
Partnership"), a limited partnership. The Orlando Partnership is utilizing the scanner at a site located in Orlando,  Florida.  The sales agreement  provides for a purchase  price of $400,000  payable in  installments  as  follows:  (1)
$40,000 down payment  within thirty (30) days of execution and (2) $360,000 in
84 monthly  installments  of $5,611.04  each  (inclusive of interest at 8% per annum)  pursuant to a promissory  note executed by RVDC upon acceptance of the scanner.  The  Orlando  Partnership  is party to a service  agreement  for its scanner with the Company at an annual fee of $50,000 for the period from April
8, 2000  through  April 7,  2001.  The price in effect for the prior year from
April 8, 1999 through April 7, 2000 was also $50,000.  Timothy  Damadian,  the
Treasurer of FONAR and President of HMCA, is a limited partner in Orlando.

     Pursuant to an agreement dated March 1, 1999,  Dublin Magnetic  Resonance
Imaging, P.C., ("Dublin"), a Georgia professional corporation which Raymond V.
Damadian is the sole stockholder, director and President, agreed to lease a used Fonar Beta 3000M Mobile MRI Scanner from the Company at a monthly rental of $4,840.08 commencing on September 1, 1999 and continuing for thirty-six
(36) months. At the conclusion of the lease period Dublin will have the option to purchase the scanner for a price of $1.00.

     Pursuant to an agreement  dated December 1, 1999,  Damadian MRI in Garden
City,  P.C.  ("Garden  City") a New  York  professional  corporation  of which
Raymond V. Damadian is the sole stockholder, director and President, agreed to lease a Fonar QUAD 12000 MRI Scanner from the Company for a term of five years at a monthly rental of $12,356.09. Upon the conclusion of the five year term, Garden City may elect to purchase the scanner for $581,544.42 or extend the lease for an additional five year period at the same monthly rental. If the lease term is extended, then Garden City will have the option to purchase the scanner at the end of the second five year period for a purchase price of $1.00. The term of the lease commenced on June 12, 2000 upon acceptance of the scanner. Payments are due on the twelfth of the month commencing June 12, 2000.

     Pursuant  to an  agreement  dated  February 1, 2000,  Deerfield  Magnetic
Resonance Imaging, P.A. ("Deerfield"), a Florida professional association of which Raymond V. Damadian is the sole stockholder, director and President, agreed to lease a Fonar QUAD 12000 MRI Scanner from the Company for a term of five years at a monthly rental of $12,356.09. Upon the conclusion of the five year term, Deerfield may elect to purchase the scanner for $581,544.42 or extend the lease for an additional five year period at the same monthly rental. If the lease term is extended, then Deerfield will have the option to purchase the scanner at the end of the second five year period for a purchase price of $1.00. The term of the lease commenced on July 18, 2000 upon the acceptance of the scanner. Lease payments are due on the first of the month, commencing August 1, 2000.

     Canarsie MRI Associates ("Canarsie"), a joint venture partnership of which MRI Specialties, Inc. ("Specialties") is an owner, is party to a service agreement for its scanner with the Company at an annual fee of $70,000 for the period from September 1, 2000 through August 31, 2001. The price in effect during the prior year from September 1, 1999 to August 31, 2000 was also
$70,000. Timothy Damadian, the Treasurer of FONAR and President of HMCA, is the sole stockholder, director and President of Specialties.

     Pompano MRI Associates ("Pompano"), a joint venture partnership of which Guardian MRI, Inc. ("Guardian") is an owner, is party to a service agreement for its scanner with the Company at an annual fee of $70,000 for the period from October 1, 1999 through September 30, 2000. The price in effect during the prior year from October 1, 1998 through September 30, 1999 was also
$70,000. Timothy Damadian, the Treasurer of FONAR and President of HMCA, is a stockholder, director and officer of Guardian.

     As at June 30, 2000, the indebtedness of Canarsie to the Company was $22,476 and the aggregate indebtedness of Pompano to the Company was $18,550.



PART IV


ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM
          8-K.

a)  FINANCIAL STATEMENTS AND SCHEDULES

     The following  consolidated financial statements are included in Part II,
Item 8.

     Report of Independent Certified Public Accountants.

     Consolidated Balance Sheets as at June 30, 2000 and 1999.

     Consolidated  Statements of Operations for the Three Years Ended June 30,
2000, 1999 and 1998.

     Consolidated Statements of Stockholders' Equity for the Three Years Ended
June 30, 2000, 1999 and 1998.

     Consolidated  Statements of Cash Flows for the Three Years Ended June 30,
2000, 1999 and 1998.

     Notes to Consolidated Financial Statements.

     Information required by schedules called for under Regulation S-X is either not applicable or is included in the consolidated financial statements or notes thereto.


b) REPORTS ON FORM 8-K

          None.

c)  EXHIBITS

     3.1 Certificate of Incorporation, as amended, of the Company incorporated herein by reference to Exhibit 3.1 to the Registrant's registration statement on Form S-1,Commission File No. 33-13365.

     3.2 Article Fourth of the Certificate of Incorporation, as amended, of the Company incorporated by reference to Exhibit 4.1 to the Registrant's registration statement on Form S-8, Commission File No. 33-62099.

     3.3 By-Laws, as amended, of the Company incorporated herein by reference to Exhibit 3.2 to the Registrant's registration statement on Form S-1, Commission File No. 33-13365.

     4.1 Specimen Common Stock Certificate incorporated herein by reference to
Exhibit 4.1 to the Registrant's registration statement on Form S-1, Commission
File No. 33-13365.

     4.2 Specimen Class B Common Stock Certificate incorporated herein by reference to Exhibit 4.2 to the Registrant's registration statement on Form
S-1, Commission File No. 33-13365.

     10.1 License Agreement between FONAR and Raymond V. Damadian incorporated herein by reference to Exhibit 10 (e) to Form 10-K for the fiscal year ended
June 30, 1983, Commission File No. 0-10248.

     10.2 1983 Nonstatutory Stock Option Plan incorporated herein by reference to Exhibit 10 (a) to Form 10-K for the fiscal year ended June 30, 1983,
Commission File No. 0-10248, and amendments thereto dated as of March 7, 1984 and dated August 22, 1984, incorporated herein by referenced to Exhibit 28 (a) to Form 10-K for the year ended June 30, 1984, Commission File No. 0-10248.

     10.3 1984 Incentive Stock Option Plan incorporated herein by reference to
Exhibit 28 (c) to Form 10-K for the year ended June 30, 1984,  Commission File
No. 0-10248.

     10.4 1986 Nonstatutory Stock Option Plan incorporated herein by reference to Exhibit 10.7 to Form 10-K for the fiscal year ended June 30, 1986, Commission File No. 0-10248.

     10.5 1986 Stock Bonus Plan  incorporated  herein by  reference to Exhibit
10.8 to Form 10-K for the fiscal year ended June 30, 1986, Commission File No.
0-10248.

     10.6 1986 Incentive Stock Option Plan incorporated herein by reference to
Exhibit 10.9 to Form 10-K for the fiscal year ended June 30, 1986,  Commission
File No. 0-10248.

     10.7 Lease  Agreement,  dated as of August 18,  1987,  between  FONAR and
Reckson Associates  incorporated  herein by reference to Exhibit 10.26 to Form
10-K for the fiscal year ended June 30, 1987, Commission File No. 0-10248.

     10.8 1993 Incentive Stock Option Plan incorporated herein by reference to
Exhibit  28.1  to  the  Registrant's   registration  statement  on  Form  S-8,
Commission File No. 33-60154.

     10.9  1993  Non-Statutory   Stock  Option  Plan  incorporated  herein  by
reference to Exhibit 28.2 to the Registrant's  registration  statement on Form
S-8, Commission File No. 33-60154.

     10.10 1993 Stock Bonus Plan  incorporated  herein by reference to Exhibit
28.3 to the Registrant's  registration  statement on Form S-8, Commission File
No. 33-60154.

     10.11 1994 Non-Statutory Stock Option Plan incorporated herein by reference to Exhibit 28.1 to the Registrant's registration statement on Form
S-8, Commission File No. 33-81638.

     10.12 1994 Stock Bonus Plan  incorporated  herein by reference to Exhibit
28.2 to the Registrant's  registration  statement on Form S-8, Commission File
No. 33-81638.

     10.13 1995 Non-Statutory Stock Option Plan incorporated herein by reference to Exhibit 28.1 to the Registrant's registration statement on Form
S-8, Commission File No. 33-62099.

     10.14 1995 Stock Bonus Plan  incorporated  herein by reference to Exhibit
28.2 to the Registrant's  registration  statement on Form S-8, Commission File
No. 33-62099.

     10.15 1997 Non-Statutory Stock Option Plan incorporated herein by reference to Exhibit 28.1 to the Registrant's registration statement on Form
S-8, Commission File No.: 333-27411.

     10.16 1997 Stock Bonus Plan  incorporated  herein by reference to Exhibit
28.2 to the Registrant's  registration  statement on Form S-8, Commission File
No: 333-27411.

     10.17 Stock Purchase Agreement,  dated July 31, 1997, by and between U.S.
Health Management  Corporation,  Raymond V. Damadian, M.D. MR Scanning Centers
Management Company and Raymond V. Damadian, incorporated herein by reference to Exhibit 2.1 to the Registrant's Form 8-K, July 31, 1997, commission File
No: 0-10248.

     10.18 Merger Agreement and Supplemental Agreement dated June 17, 1997 and
Letter of Amendment  dated June 27, 1997 by and among U.S.  Health  Management
Corporation and Affordable Diagnostics Inc. et al., incorporated herein by reference to Exhibit 2.1 to the Registrant's 8-K, June 30, 1997, Commission
File No: 0-10248.

     10.19 Stock Purchase  Agreement  dated March 20, 1998 by and among Health
Management Corporation of America, FONAR Corporation, Giovanni Marciano, Glenn
Muraca et al., incorporated herein by reference to Exhibit 2.1 to the Registrant's 8-K, March 20, 1998, Commission File No: 0-10248.

     10.20 Stock Purchase  Agreement dated August 20, 1998 by and among Health
Management  Corporation of America,  FONAR  Corporation,  Stuart  Blumberg and
Steven  Jonas,   incorporated   herein  by  reference  to  Exhibit  2  to  the
Registrant's 8-K, September 3, 1998, Commission File No. 0-10248.

     21. Subsidiaries of the Registrant. See Exhibits.


SIGNATURES

     Pursuant to the  requirements  of Section 13 or 15 (d) of the  Securities
Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               FONAR CORPORATION

Dated:  January 26, 2001

                               By: /s/ Raymond Damadian
                               Raymond V. Damadian, President

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

    Signature                   Title                    Date

/s/ Raymond Damadian       Chairman of the            January 26, 2001
Raymond V. Damadian        Board of Directors,
                           President and a
                           Director (Principal
                           Executive Officer)

/s/ Claudette J.V. Chan  Director            January 26, 2001
Claudette J.V. Chan


/s/ Robert J. Janoff     Director            January 26, 2001
Robert J. Janoff

/s/ Charles N. O'Data    Director            January 26, 2001
Charles N. O'Data




                    CORPORATE INFORMATION


                    Corporate Headquarters

                    110 Marcus Drive
                    Melville, NY  11747
                    (631) 694-2929

                    Investor Relations

                    FONAR Corporation
                    110 Marcus Drive
                    Melville, NY  11747
                    (631) 694-2929

                    Stock Transfer Agency

                    Computershare Investor Services
                    12039 W. Alameda Parkway
                    Suite Z-2
                    Lakewood, Colorado  80228

                    Auditors

                    Grassi & Co., CPAs, P.C.
                    New York, New York

                    Board of Directors

                    Raymond V. Damadian, M.D.
                    Chairman of the Board

                    Claudette Chan, Director

                    Robert Janoff, Director

                    Charles O'Data, Director

                    Officers

                    Raymond V. Damadian, M.D.
                    President, Chief Executive Officer and Treasurer

                    David B. Terry
                    Vice President of Administration and Secretary

